UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1027

Name of Registrant:	Vanguard World Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2003 - August 31, 2004

Item 1:	Reports to Shareholders

Vanguard® U.S. Growth Fund

August 31, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	ADVISOR’S REPORT
10	FUND PROFILE
11	GLOSSARY OF INVESTMENT TERMS
12	PERFORMANCE SUMMARY
14	YOUR FUND’S AFTER-TAX RETURNS
15	ABOUT YOUR FUND’S EXPENSES
17	FINANCIAL STATEMENTS

SUMMARY

* Vanguard U.S. Growth Fund’s Investor Shares returned 3.1% during the 12 months ended August 31, 2004.

* The fund’s returns were slightly better than the performance of the average mutual fund peer, but came up short of the returns posted by the fund’s benchmark index and   the broad stock market.

* The fund’s disappointing long-term returns reflect an extended period of poor performance during the stock market downturn from early 2000 to early 2003.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

* Put your interests first at all times.

* Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

* Strive to be the highest-value provider of investment services, which means outstanding investment performance and service at the lowest possible cost.

* Communicate candidly not only about the rewards of investing, but also about the risks and costs.

* Maintain highly effective controls to safeguard your assets and protect your confidential information.

* Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

The Investor Shares of Vanguard U.S. Growth Fund returned 3.1% during the fiscal year ended August 31, 2004. The fund’s Admiral Shares returned 3.3%. Although these returns fell short of that of the benchmark Russell 1000 Growth Index, they were slightly higher than the result for the average mutual fund peer.

The adjacent table summarizes the results for your fund, its primary benchmark, the average peer, and the broad U.S. stock market. The fund’s per-share distributions and changes in share price can be found in the table on page 6. If you hold shares of the fund in a taxable account, you may wish to review the report on after-tax returns on page 14.

2004 Total Returns	Fiscal Year Ended August 31
Vanguard U.S. Growth Fund
Investor Shares	3.1%
Admiral Shares	3.3
Russell 1000 Growth Index	5.4
Average Large-Cap Growth Fund*	2.9
Dow Jones Wilshire 5000 Index	11.5

*Derived from data provided by Lipper Inc.

STOCKS HUNG ON TO FIRST-HALF GAINS

A strong rally in stock prices during the first half of the fiscal year produced solid 12-month gains, despite a volatile second-half retreat. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 11.5% for the 12 months.

Through February, stocks benefited from strong corporate earnings growth and a string of positive economic surprises. The environment then deteriorated, however, especially in the final months of the fiscal year, when job growth slowed, the reported growth in second-quarter gross domestic product was revised downward, and the economy started showing the strain of a relentless upward trend in crude oil prices.

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Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Larger- and smaller-capitalization stocks provided roughly equal returns for the year. Value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) had significantly better returns than growth stocks across market capitalizations. International stocks produced by far the largest gains for U.S. investors, boosted by the weakness of the U.S. dollar (which increases returns for international investments purchased with the greenback). Impressive gains were widespread across Eurozone countries, Japan, and emerging markets.

BONDS MIRRORED STOCKS’ RETURNS

Like stocks, the bond market seesawed in response to a rapidly changing economic picture. Bond prices rose steadily until April, when they underwent a sudden reversal, boosting yields (which move in the opposite direction from prices), in response to reports of higher-than-expected inflation and job growth. But prices jumped again in August, when signs multiplied that the recent economic surge had cooled. During the fiscal year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and ended the period at 4.12%.

Market Barometer		Average Annual Total Returns
		Periods Ended August 31, 2004
		One	Three	Five
		Year	Years	Years
Stocks	Russel 1000 Index (Large-caps)	11.3%	1.2%	-1.5%
	Russel 1000 Index (Small-caps)	11.4	6.7	6.4
	Dow Jones Wilshire 5000 Index (Entire market)	11.5	2.2	-0.9
	MSCI All Country World Index ex USA(International)	22.7	6.2	0.0
Bonds	Lehman Aggregate Bond Index (Broad taxable market)	6.1%	6.2%	7.7%
	Lehman Municipal Bond Index	7.1	5.5	6.7
	Citigroup 3-Month Treasury Bill Index	1.0	1.5	3.0
CPI	Consumer Price Index	2.7%	2.2%	2.5%

For the full 12 months, the Lehman Brothers Aggregate Bond Index returned 6.1%. Corporate bonds provided higher returns than government issues. The yield of the 3-month Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June and August hikes in its target for the federal funds

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rate.The bill yielded 1.58% at the end of the period, up 0.61 percentage point from its August 31, 2003, level.

THE FUND’S INITIAL STRONG SHOWING COULD NOT BE SUSTAINED

The story of the fund’s performance over the 12 months can be told in two distinct phases. In the first half of the period, the fund enjoyed a strong showing, advancing 11.9% through the end of February. Holdings in the technology, health care, and financial services sectors led the way.

The past year has been a tale of two markets. The fund’s holdings rallied during the first half, led by strong performance from growth-oriented technology and health care stocks. In the second half, many of these same stocks suffered reversals.

In the second half of the fiscal year, however, amid the uncertain economic environment, investors’ enthusiasm for growth-oriented stocks waned significantly. Many of the stocks in the technology and health care sectors that had gains in the first half of the period experienced notable reversals of fortune, posting steep losses. Several of the fund’s tech stocks reported disappointing sales and earnings, which sent their stock prices tumbling. In the health care sector, intense generic competition and inconclusive off-label drug trials adversely affected a number of the fund’s holdings among drugmakers.

For the 12 months, the sectors that provided the greatest contributions to the fund’s returns were financial services, health care, and consumer discretionary. Collectively, these sectors represented just under 60% of total assets on August 31, yet accounted for almost 90% (2.8 percentage points) of the 3.1% return of the fund’s Investor Shares. In financial services, the fund earned handsome returns from American International Group and Citigroup, among others. Drugmaker Pfizer and health insurer WellPoint Health Networks were some of the largest contributors among the fund’s health care holdings, while Avon Products and eBay were leaders in the consumer discretionary sector.

Some missteps in sector weightings and security selection led the fund to underperform its benchmark index. Although the fund was modestly overweighted relative to the index in the health care group, it did not hold some of the index’s better performers. The advisors’ underweighting of the strongly performing consumer staples sector relative to the index also hurt the fund’s performance, as did light weightings in energy- and industrial-related stocks.

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As you may already be aware, the fund adopted a multimanager approach effective April 19, 2004. William Blair & Company of Chicago was brought on board to oversee 25%–30% of the fund’s assets. William Blair & Company uses fundamental analysis to select stocks that it believes are of high quality and have sustainable, above-average growth prospects. In addition, Vanguard’s Quantitative Equity Group began managing a small portion (roughly 4%) of assets to facilitate cash flows to the other advisors.

Fund Assets Managed	August 31, 2004
	$ Million	Percentage
Alliance Capital
Management L.P.	$4,301	68%

William Blair &
Company, LLC	1,797	28

Cash Investments*	229	4
Total	$6,327	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

THE FUND’S APPROACH HAS MERIT, BUT HAS FALTERED

At the close of its 2004 fiscal year, your fund held just 69 stocks, reflecting the advisors’ consistently applied strategy of seeking superior performance by narrowing a broad universe of prospective investments into a fairly small portfolio of companies believed to have the best prospects for strong growth. This approach can at times be out of favor with the market. And although the advisors steered the fund to a modest gain for the fiscal year, we’re disappointed in the fund’s continued underperformance relative to its benchmark index. Nevertheless, we are confident that the fund’s strategy is a sound one, as the advisors have demonstrated success in the past with their respective investment approaches.

We typically advise that our shareholders pay more attention to a fund’s long-term record than to any short-term result. In this case, however, the fund’s ten-year record may not be fully relevant, because the fund’s lead manager, Alliance Capital Management, replaced the previous manager in 2001, and William Blair & Company, LLC joined the team earlier this year.

As the table on page 5 shows, the fund’s average annual return for the ten years ended August 31 trailed those of the Russell 1000 Growth Index, the average large-cap growth fund, and the Dow Jones Wilshire 5000 Index by several percentage points. That deficiency would have made for disappointing growth in a hypothetical $10,000 initial investment. The poor returns the fund posted in its 2001 and 2002 fiscal years—two of the worst years in the fund’s 45-year history and

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a period when investors in general were suffering through one of the most vexing bear markets in the history of the U.S. stock market— accounted for much of the substantial shortfall.

Total Returns		Ten Years Ended
		August 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
U.S. Growth Fund
Investor Shares	4.6%	$15,750

Russell 1000 Growth Index	8.5	22,534

Average Large-Cap
Growth Fund	8.0	21,641

Dow Jones Wilshire
5000 Index	10.3	26,709

BALANCE AND DISCIPLINE
ARE KEY

The stock market has experienced some difficult periods over the past few years. This has also been the case for the U.S. Growth Fund. Because the fund focuses on fast-growing, dynamic companies, we would be remiss not to remind our shareholders that the fund is subject to abrupt swings in its performance.

The fund’s aggressive approach makes it suitable as just one component of a well-diversified portfolio. As we have repeated many times over the years, choosing a broad mix of stock, bond, and money market investments that matches your goals and risk tolerance—then having the discipline to stick with it through the markets’ ups and downs—is the best strategy for the long haul.

We thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 13, 2004

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Your Fund's Performance at a Glance			August 31, 2003-August 31, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
U.S. Growth Fund
Investor Shares	$14.00	$14.39	$0.047	$0.000
Admiral Shares	36.28	37.29	0.189	0.000

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ADVISOR’S REPORT

During the 12 months ended August 31, 2004, Vanguard U.S. Growth Fund’s Investor Shares returned 3.1%. The following comments reflect the views and investment decisions of Alliance Capital Management, which managed 68% of fund assets at the fiscal year-end.

INVESTMENT ENVIRONMENT

The past year was characterized by significant equity-market volatility amid a generally favorable environment for economic recovery and corporate profitability. While there were many impressive examples of business success across a range of sectors, investor sentiment vacillated, resulting in short-term market shifts often unrelated to fundamentals.

In the final months of calendar 2003, investors appeared to focus on the robust pace of economic recovery and the rebound in earnings across economically sensitive sectors. By the spring of 2004—although corporate profitability growth remained impressive, topping expectations—investor sentiment shifted in response to the clearly telegraphed prospect of a change in monetary policy. This resulted in weakness across the financial services sector and a range of defensive growth sectors, notably health care.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.

Recent months witnessed the most signifi-cant correction in equity markets since the cyclical recovery began a year and a half ago. A variety of factors were at work. Concerns over monetary policy gave way to worries about escalating energy prices, geopolitical tensions, and a heightened terrorist threat. Political uncertainty mounted with the party conventions and the approach of the November elections. Finally, otherwise- positive economic data suggested a deceleration of domestic consumption and economic growth. Second-quarter GDP grew at 3.3%, compared with 4.5% for the first quarter and 5.5% for the second half of 2003.

Eighteen months into the economic recovery, it is reasonable to expect that year-to-year growth in corporate profits will slow as the pace of economic expansion subsides to a more sustainable level. Nonetheless,

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corporate profits have continued to exhibit impressive strength overall, with profit margins at 30-year highs and free cash flow at double the previous peak. The economy appears to have shifted to a more balanced expansion, as evidenced by encouraging reports on capital spending, business confidence, and hiring expectations.

INVESTMENT PERFORMANCE

In part, our investment results reflected disappointing performance by a number of holdings in the health care sector, which was modestly overweighted throughout the fiscal year in comparison with our benchmark, the Russell 1000 Growth Index. The volatile technology sector was also a disappointment. Significantly, most of our holdings in these two important sectors continued to enjoy strong earnings growth and overall fundamental success.

Although its impact was less significant, our lack of exposure to the energy and industrial sectors—which performed particularly well during the period—also hurt performance relative to our benchmark.

OUR SUCCESSES

Despite the overall relative weakness of technology and health care stocks, a number of individual holdings did well. They included Symantec, Juniper Networks, Marvell Technology, WellPoint Health Networks, Alcon, and UnitedHealth Group. Good results also came from American International Group, Avon Products, Danaher, and eBay, a tech-flavored consumer-oriented stock.

OUR SHORTFALLS

Within the technology sector, Veritas Software, Broadcom, Flextronics, and Mercury Interactive hurt our relative performance. Detractors elsewhere included Forest Laboratories, Viacom, and Bed Bath & Beyond.

THE PORTFOLIO’S POSITIONING

As the economic recovery matures and growth rates subside to a more sustainable pace, we believe the market will increasingly differentiate between high-quality successful companies with enduring competitive advantages and their less resilient rivals.

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Accordingly, we have sought to focus the portfolio on well-managed, leadership companies that we believe possess sustainable competitive advantages and superior longer-term growth prospects. Reflecting these competitive strengths, the average revenue per share of our portfolio holdings grew 20% compounded annually over the past five years, compared with 10% for the Russell 1000 Growth Index and 7% for the Standard & Poor’s 500 Index. Similarly, the average earnings per share of our holdings grew 25% over those five years, compared with 12% and 9%, respectively, for the indexes.

John L. Blundin, EXECUTIVE VICE PRESIDENT

Alan Levi, SENIOR VICE PRESIDENT

ALLIANCE CAPITAL MANAGEMENT L.P.

SEPTEMBER 21, 2004

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As of 8/31/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.

U.S. GROWTH FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**
Number of Stocks	69	618	5,046
Median Market Cap	$22.9B	$42.6B	$26.3B
Price/Earnings Ratio	23.5x	23.5x	20.5x
Price/Book Ratio	3.7x	4.1x	2.7x
Yield		1.0%	1.7%
Investor Shares	0.2%
Admiral Shares	0.5%
Return on Equity	22.9%	22.9%	16.1%
Earnings Growth Rate	18.2%	11.7%	6.7%
Foreign Holdings	6.8%	0.0%	0.8%
Turnover Rate	71%	--	--
Expense Ratio		--	--
Investor Shares	0.53%
Admiral Shares	0.32%
Short-Term Reserves	5%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.95	1.00	0.87	1.00
Beta	1.12	1.00	1.17	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**
Auto & Transportation	3%	2%	3%
Consumer Discretionary	13	19	15
Consumer Staples	2	9	6
Financial Services	20	12	24
Health Care	25	25	13
Integrated Oils	0	0	4
Other Energy	0	1	3
Materials & Processing	2	2	4
Producer Durables	5	5	4
Technology	24	22	13
Utilities	0	1	7
Other	1	2	4
Short-Term Reserves	5%	--	--

Ten Largest Holdings (% of total net assets)

Pfizer Inc.	4.4%
(pharmaceuticals)
Dell Inc.	3.6
(computer hardware)
American International Group, Inc.	3.4
(insurance)
eBay Inc.	3.2
(business services)
Juniper Networks, Inc.	2.9
(computer hardware)
Danaher Corp.	2.8
(industrial manufacturing)
Harley-Davidson, Inc.	2.7
(automotive and transport)
UnitedHealth Group Inc.	2.7
(health care)
Marvell Technology Group Ltd.	2.7
(electronics)
Citigroup, Inc.	2.6
(banking)
Top Ten	31.0%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

  *Russell 1000 Growth Index.
**Dow Jones Wilshire 5000 Index.

       Visit our website at Vanguard.com
for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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As of 8/31/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

U.S.GROWTH FUND

Cumulative Performance August 31, 1994–August 31, 2004

	Average Annual Total Returns Periods Ended August 31, 2004
				Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
U.S. Growth Fund Investor Shares	3.11%	-13.17%	4.65%	$15,750
Dow Jones Wilshire 5000 Index	11.50	-0.92	10.32	26,709
Russell 1000 Growth Index	5.36	-7.35	8.46	22,534
Average Large-Cap Growth Fund*	2.90	-6.22	8.03	21,641

	One Year	Since Inception**	Final Value of a $250,000 Investment
U.S. Growth Fund Admiral Shares	3.29%	-8.80%	$188,776
Dow Jones Wilshire 5000 Index	11.50	0.67	255,142
Russell 1000 Growth Index	5.36	-4.19	219,375

Fiscal-Year Total Returns (%) August 31, 1994–August 31, 2004

  *Derived from data provided by Lipper Inc.
**August 13, 2001.
Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

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Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
U.S. Growth Fund
Investor Shares	1/6/1959	18.10	-12.19%	5.5	0.6	6.20%
Admiral Shares	8/13/2001	18.36	-6.56*	--	--	--

*Return since inception.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended August 31, 2004

	One Year	Five Years	Ten Years
U.S. Growth Fund Investor Shares
Returns Before Taxes	3.11%	-13.17%	4.65%
Returns After Taxes on Distributions	3.06	-14.13	3.33
Returns After Taxes on Distributions and Sale of Fund Shares	2.09	-10.38	3.94

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ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2004
U.S. Growth Fund	Beginning Account Value 2/29/2004	Ending Account Value 8/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$ 921.85	$2.57
Admiral Shares	1,000.00	922.79	1.50

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.33	$2.70
Admiral Shares	1,000.00	1,023.44	1.58

*These calculations are based on expenses incurred in the most recent fiscal half-year. The fund’s annualized six-month expense ratios for that period are 0.53% for
  Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account

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maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Expense Ratios:
Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Large-Cap Growth Fund
U.S. Growth Fund	0.53%	0.32%	1.61%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

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As of 8/31/2004 FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

U.S. Growth Fund	Shares	Market Value^ (000)
COMMON STOCKS (94.8%) (1)
Auto & Transportation (2.7%)
Harley-Davidson, Inc.	2,828,404	$ 172,589

Consumer Discretionary (12.6%)
*eBay Inc.	2,373,600	205,411
*Bed Bath & Beyond, Inc.	3,587,832	134,257
*Yahoo! Inc.	3,407,500	97,148
Lowe's Cos., Inc.	1,865,033	92,692
Avon Products, Inc.	2,096,782	92,636
Wal-Mart Stores, Inc.	940,832	49,554
*Kohl's Corp.	914,642	45,256
*Electronic Arts Inc.	894,567	44,532
Clear Channel
Communications, Inc.	1,117,310	37,441

		798,927

Consumer Staples (1.7%)
Walgreen Co.	1,775,184	64,705
PepsiCo, Inc.	931,566	46,578

		111,283

Financial Services (19.9%)
American International
Group, Inc.	2,980,100	212,302
Citigroup, Inc.	3,532,300	164,535
Legg Mason Inc.	1,305,800	105,352
MBNA Corp.	4,014,400	96,908
First Data Corp.	1,912,170	80,789
JP Morgan Chase & Co.	1,976,964	78,248
SLM Corp.	1,798,879	70,192
The Goldman Sachs Group, Inc.	754,975	67,684
Morgan Stanley	1,201,775	60,966
*SunGard Data Systems, Inc.	2,497,329	57,439
Merrill Lynch & Co., Inc.	1,100,808	56,218
State Street Corp.	1,150,011	51,912
Fannie Mae	664,070	49,440
Paychex, Inc.	1,439,886	42,721
Ambac Financial Group, Inc.	563,300	42,529
XL Capital Ltd. Class A	293,131	20,578

		1,257,813

17

U.S. Growth Fund	Shares	Market Value^ (000)
Health Care (25.7%)
Biotech Research & Production (2.1%)
*Amgen, Inc.	2,187,640	$ 129,705

Drugs & Pharmaceuticals (8.7%)
Pfizer Inc.	8,544,198	279,139
*Forest Laboratories, Inc.	3,147,000	144,290
Teva Pharmaceutical Industries
Ltd. Sponsored ADR	3,178,200	86,606
Eli Lilly & Co.	662,950	42,064

Electronics--Medical Systems (1.3%)
Medtronic, Inc.	1,654,376	82,305

Health Care Facilities (0.6%)
Health Management
Associates Class A	1,987,400	37,999

Health Care Management Services (5.5%)
UnitedHealth Group Inc.	2,596,481	171,705
*WellPoint Health Networks Inc.
Class A	1,247,236	122,454
*Caremark Rx, Inc.	1,797,073	51,576

Medical & Dental Instruments & Supplies (7.5%)
*Zimmer Holdings, Inc.	1,758,149	125,356
Stryker Corp.	2,583,200	117,019
Alcon, Inc.	1,345,020	100,661
*St. Jude Medical, Inc.	990,600	66,618
*Boston Scientific Corp.	1,837,525	65,655

		1,623,152

Integrated International Oil (0.3%)
Suncor Energy, Inc.	643,647	17,971

Other Energy (0.3%)
Apache Corp.	422,811	18,895

Materials & Processing (1.2%)
Ecolab, Inc.	1,332,659	39,873
Praxair, Inc.	909,840	36,921

		76,794

Producer Durables (5.5%)
Danaher Corp.	3,489,112	179,410
*Applied Materials, Inc.	3,930,400	62,454
Centex Corp.	1,201,900	55,011
Lennar Corp. Class A	1,091,300	49,982

		346,857

Technology (24.1%)
Communications Technology (5.5%)
*Juniper Networks, Inc.	8,001,500	183,154
QUALCOMM Inc.	2,175,900	82,793
*Cisco Systems, Inc.	2,771,008	51,984
*Corning, Inc.	2,766,800	28,000

Computer Services Software & Systems (7.1%)
SAP AG ADR	4,303,473	156,905
*Symantec Corp.	3,249,200	155,832
Microsoft Corp.	2,486,989	67,895
*Intuit, Inc.	1,007,668	42,614
*Mercury Interactive Corp.	701,765	24,218

Computer Technology (4.0%)
*Dell Inc.	6,475,597	225,610
*EMC Corp.	2,820,908	30,381

Electronics (0.4%)
*Flextronics International Ltd.	2,279,465	28,288

Electronics--Semiconductors/Components (7.1%)
*Marvell Technology Group Ltd.	7,368,600	170,362
*Broadcom Corp.	5,615,100	152,394
Linear Technology Corp.	1,291,426	46,194
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	5,610,109	42,356
Intel Corp.	1,640,000	34,916

		1,523,896

Other (0.8%)
General Electric Co.	1,518,128	49,779

TOTAL COMMON STOCKS
(Cost $5,891,666)		5,997,956

TEMPORARY INVESTMENTS (7.2%) (1)

Exchange-Traded Fund (0.9%)
Vanguard Index Participation
Equity Receipts-Growth	1,231,800	57,340

Money Market Funds (6.0%)
Vanguard Market Liquidity
Fund, 1.52%**	374,210,732	374,211
Vanguard Market Liquidity
Fund, 1.52%**--Note G	7,714,800	7,715

		381,926

18

	Face Amount (000)	Market Value^ (000)
U.S. Agency Obligation (0.3%)
Federal National Mortgage Assn.†
(2) 1.56%, 10/25/2020	$ 15,500	$ 15,462

TOTAL TEMPORARY INVESTMENTS
(Cost $457,446)		454,728

TOTAL INVESTMENTS (102.0%)
(Cost $6,349,112)		6,452,684

OTHER ASSETS AND LIABILITIES (-2.0%)
Other Assets---Note C		50,633
Payables for Capital Shares Redeemed		(134,466)
Other Liabilities--Note G		(42,168)

		(126,001)

NET ASSETS (100%)		$6,326,683

^See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managedby Vanguard. Rate shown is the 7-day yield.
† The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from; the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
ADR—American Depositary Receipt.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futurescontracts and exchange-traded funds. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 97.0% and 5.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2) Security segregated as initial margin for open futures contracts.

Amount (000)
AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$13,587,164
Overdistributed Net Investment Income	(6,534)
Accumulated Net Realized Losses	(7,354,918)
Unrealized Appreciation (Depreciation)
Investment Securities	103,572
Futures Contracts	(2,601)

NET ASSETS	$6,326,683

Investor Shares--Net Assets
Applicable to 382,507,475 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$5,502,878

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$14.39

Admiral Shares--Net Assets
Applicable to 22,090,046 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$823,805

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$37.29

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

19

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

U.S. Growth Fund Year Ended August 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$ 48,297
Interest	1,318
Security Lending	112

Total Income	49,727

Expenses
Investment Advisory Fees--Note B
Basic Fee	9,656
Performance Adjustment	(1,946)
The Vanguard Group--Note C
Management and Administrative
Investor Shares	24,194
Admiral Shares	2,090
Marketing and Distribution
Investor Shares	896
Admiral Shares	192
Custodian Fees	123
Auditing Fees	19
Shareholders' Reports
Investor Shares	248
Admiral Shares	--
Trustees' Fees and Expenses	9

Total Expenses	35,481
Expenses Paid Indirectly--Note D	(1,411)

Net Expenses	34,070

NET INVESTMENT INCOME	15,657

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(7,754)
Futures Contracts	(2,425)

REALIZED NET GAIN (LOSS)	(10,179)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	250,781
Futures Contracts	(2,601)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	248,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 253,658

20

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	U.S. Growth Fund
	Year Ended August 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 15,657	$ 22,446
Realized Net Gain (Loss)	(10,179)	(1,064,662)
Change in Unrealized Appreciation (Depreciation)	248,180	1,601,726

Net Increase (Decrease) in Net Assets Resulting from Operations	253,658	559,510

Distributions
Net Investment Income
Investor Shares	(19,232)	(17,640)
Admiral Shares	(5,426)	(4,869)
Realized Capital Gain
Investor Shares	--	--
Admiral Shares	--	--

Total Distributions	(24,658)	(22,509)

Capital Share Transactions--Note H
Investor Shares	(580,200)	(36,645)
Admiral Shares	(285,822)	(77,590)

Net Increase (Decrease) from Capital Share Transactions	(866,022)	(114,235)

Total Increase (Decrease)	(637,022)	422,766

Net Assets
Beginning of Period	6,963,705	6,540,939

End of Period	$ 6,326,683	$ 6,963,705

21

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. Growth Fund Investor Shares
	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$14.00	$12.92	$18.00	$49.26	$38.92
Investment Operations
Net Investment Income	.028	.040	.031	.039	.10
Net Realized and Unrealized Gain (Loss) on Investments	.409	1.082	(5.075)	(23.799)	12.47

Total from Investment Operations	.437	1.122	(5.044)	(23.760)	12.57

Distributions
Dividends from Net Investment Income	(.047)	(.042)	(.036)	(.050)	(.21)
Distributions from Realized Capital Gains	--	--	--	(7.450)	(2.02)

Total Distributions	(.047)	(.042)	(.036)	(7.500)	(2.23)

Net Asset Value, End of Period	$14.39	$14.00	$12.92	$18.00	$49.26

Total Return	3.11%	8.73%	-28.09%	-54.07%	33.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,503	$5,892	$5,472	$9,681	$22,331
Ratio of Total Expenses to Average Net Assets*	0.53%	0.55%	0.50%	0.44%	0.38%
Ratio of Net Investment Income to Average Net Assets	0.19%	0.32%	0.20%	0.13%	0.24%
Portfolio Turnover Rate	71%	47%	53%	135%	76%

*Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), 0.00%, 0.00%, and 0.00%.

22

U.S. Growth Fund Admiral Shares

	Year Ended August 31,			Aug.13* to Aug. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$36.28	$33.46	$46.59	$50.00
Investment Operations
Net Investment Income	.147	.164	.168	.022
Net Realized and Unrealized Gain (Loss) on Investments	1.052	2.811	(13.167)	(3.432)

Total from Investment Operations	1.199	2.975	(12.999)	(3.410)

Distributions
Dividends from Net Investment Income	(.189)	(.155)	(.131)	--
Distributions from Realized Capital Gains	--	--	--	--

Total Distributions	(.189)	(.155)	(.131)	--

Net Asset Value, End of Period	$37.29	$36.28	$33.46	$46.59

Total Return	3.29%	8.95%	-27.99%	-6.82%

Ratios/Supplemental Data	$824	$1,071	$1,069	$;262
Net Assets, End of Period (Millions)	0.32%	0.37%	0.36%	0.38%**
Ratio of Total Expenses to Average Net Assets†	0.40%	0.50%	0.37%	0.35%**
Ratio of Net Investment Income to Average Net Assets	71%	47%	53%	135%
Portfolio Turnover Rate

  *Inception.
**Annualized.
  † Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), 0.00%, and 0.00%.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

23

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at the fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The fund uses S&P 500 Index and Nasdaq 100 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Repurchase Agreement: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale

24

of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   Alliance Capital Management L.P. and, beginning April 19, 2004, William Blair & Company, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Alliance Capital Management is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. In accordance with the advisory contract entered into with William Blair & Company in April 2004, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index beginning March 1, 2005.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended August 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before a decrease of $1,946,000 (0.03%) based on performance.

C.   The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2004, the fund had contributed capital of $951,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.95% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.   The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2004, these arrangements reduced expenses by $1,411,000 (an annual rate of 0.02% of average net assets).

E.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $912,491,000 becoming realized and reducing the fund’s capital loss carryforward, for tax purposes. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes; it created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. The fund realized gains on the sale of these securities through August 31, 2003, and subsequently during the year ended August 31, 2004, of $656,107,000 and $112,789,000, respectively, for financial statement purposes, which were included in fiscal 2001 mark-to-market gains for tax purposes. The remaining difference of $143,595,000 is

25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

reflected in the balance of accumulated net realized losses; the corresponding difference between the securities’ costs for financial statement purposes and for tax purposes is reflected in unrealized appreciation.

For tax purposes, at August 31, 2004, the fund had $7,889,000 of ordinary income available for distribution. The fund had available realized losses of $7,213,242,000 to offset future net capital gains of $3,610,329,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, and $167,090,000 through August 31, 2013.

At August 31, 2004, net unrealized depreciation of investment securities for tax purposes was $40,023,000, consisting of unrealized gains of $524,720,000 on securities that had risen in value since their purchase and $564,743,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Nasdaq 100 E-Mini	1,700	$46,580	$(2,092)
S&P 500	114	31,469	(494)
S&P 500 E-Mini	65	3,588	(15)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.   During the year ended August 31, 2004, the fund purchased $4,879,248,000 of investment securities and sold $5,909,689,000 of investment securities other than temporary cash investments.

G.   The market value of securities on loan to broker/dealers at August 31, 2004, was $7,462,000, for which the fund held cash collateral of $7,715,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

H.   Capital share transactions for each class of shares were:

	Year Ended August 31,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$ 965,844	64,528	$ 1,226,990	97,854
Issued in Lieu of Cash Distributions	18,819	1,270	17,225	1,395
Redeemed	(1,564,863)	(104,161)	(1,280,860)	(101,975)

Net Increase (Decrease)--Investor Shares	(580,200)	(38,363)	(36,645)	(2,726)

Admiral Shares
Issued	269,599	6,862	347,808	10,762
Issued in Lieu of Cash Distributions	5,262	137	4,667	146
Redeemed	(560,683)	(14,438)	(430,065)	(13,311)

Net Increase (Decrease)--Admiral Shares	(285,822)	(7,439)	(77,590)	(2,403)

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the “Fund”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 1, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED)FOR VANGUARD U.S. GROWTH FUND

This information for the fiscal year ended August 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $24,658,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds,   and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q230 102004

Vanguard® International Growth Fund

August 31, 2004

YOUR FUND REPORT

CONTENTS

1 LETTER FROM THE CHAIRMAN
7 ADVISOR'S REPORT
10 FUND PROFILE
12 GLOSSARY OF INVESTMENT TERMS
13 PERFORMANCE SUMMARY
15 YOUR FUND'S AFTER-TAX RETURNS
16 ABOUT YOUR FUND'S EXPENSES
18 FINANCIAL STATEMENTS

SUMMARY

• The Investor Shares of Vanguard International Growth Fund posted a 2004 fiscal-year return of 18.1%, which was on a par with the average return for the fund’s peer group though lower than the 22.6% return of the benchmark index.
• The advisors’ overweighting of technology issues and stock selection in the financials sector were a drag on performance relative to the index.
• The global market rally that started in fiscal 2003 continued through the first half of the 2004 fiscal year, resulting in double-digit gains for the full period.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service at the lowest possible cost.
• Communicate candidly not only about the rewards of investing, but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises

Want less clutter in your mailbox? Just register with Vanguard.com(R) and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Global financial markets hit a soft patch during the second half of your fund’s fiscal year, but it did not erase the spectacular gains of the first half, particularly for those invested abroad. During the 12 months ended August 31, 2004, the Investor Shares of Vanguard International Growth Fund returned 18.1% and the fund’s Admiral Shares returned 18.4%.

However, as the table below shows, the results were a tad shy of the average return of international stock funds and more than 4 percentage points short of the return of the unmanaged benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Most of the shortfall relative to the index was due to the advisors’ overweighting of the lagging technology sector and stock selection in the financials sector.

The table also shows the return of the MSCI All Country World Index ex USA, the broadest proxy for international stocks, including those from emerging markets.

The total returns are based on the changes in capital plus reinvested distributions. The fund’s distributions and share prices at the beginning and end of the period are shown in the table on page 6. For those who hold the fund in a taxable account, page 15 shows after-tax returns for investors in the highest tax bracket.

2004 Total Returns	Fiscal Year Ended August 31

Vanguard International Growth Fund
Investor Shares	18.1%
Admiral Shares	18.4
MSCI EAFE Index	22.6
Average International Fund*	18.7
MSCI All Country World Index ex USA	22.7

*Derived from data provided by Lipper Inc.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

STOCKS HUNG ON TO FIRST-HALF GAINS

A strong global rally in stock prices during the first half of the fiscal year produced solid 12-month gains, despite a volatile second-half retreat. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 11.5% for the 12 months. In local currencies, developed markets overseas, as measured by the EAFE Index, did only marginally better (+11.7%). However, the EAFE Index’s U.S.-dollar return was almost double its local-currency return because of weakness in the dollar (which increases the returns of international investments purchased with the greenback), particularly during the first half of the period.

Impressive gains were widespread across Eurozone countries, Japan, and emerging markets. In both domestic and overseas markets, value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings and book value) had significantly better returns than growth stocks.

Through February, stocks benefited from strong corporate earnings growth and a string of positive economic surprises, particularly in the United States. The environment then deteriorated, however, especially in the final months of the fiscal year, when U.S. job growth slowed and the global economy started showing the strain of a relentless upward trend in crude oil prices.

Market Barometer	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Three Years	Five Years

STOCKS
MSCI All Country World Index
ex USA (International)	22.7%	6.2%	0.0%
Russell 1000 Index(Large-caps)	11.3	1.2	-1.5
Russell 2000 Index(Small-caps)	11.4	6.7	6.4
Dow Jones Wilshire 5000 Index	11.5	2.2	-0.9
(Entire market)

BONDS
Lehman Aggregate Bond Index	6.1%	6.2%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	7.1	5.5	6.7
Citigroup 3-Month Treasury Bill Index	1.0	1.5	3.0

CPI
Consumer Price Index	2.7%	2.2%	2.5%

BONDS MIRRORED
STOCKS’ RETURNS

Like stocks, the U.S. bond market seesawed in response to a rapidly changing economic picture. Bond prices rose steadily until April, when they underwent a sudden reversal, boosting yields (which move in the opposite direction from prices), in response to reports of higher-than-expected inflation and job growth. But prices jumped again in August, when signs multiplied that the recent economic surge had cooled. During the fiscal year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and ended the period at 4.12%.

For the full 12 months, the Lehman Brothers Aggregate Bond Index returned 6.1%. Corporate bonds provided higher returns than government issues. The yield of the 3-month Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June and August hikes in its target for the federal funds rate. The bill yielded 1.58% at the end of the period, up 0.61 percentage point from its August 31, 2003, level.

More wary of recession than inflation, central banks overseas took a more cautious route than the Fed, generally keeping their key interest rates unchanged. A notable exception was the Bank of England, which raised rates five times during the fiscal period for a cumulative 125-basis-point increase to 4.75%.

STRONG PERFORMANCES WERE ALMOST UNIVERSAL ACROSS SECTORS

During the fiscal year, all but one of the industry sectors in the International Growth Fund had double-digit gains. Stocks in the fund’s two largest sector weightings, financials and consumer discretionary, returned 18% and 23%, respectively, and accounted for roughly half of your fund’s total return.

The fund’s holdings in the information technology sector were the exception to the pattern of stellar gains, with companies such as Nokia and Rohm (a Japanese manufacturer of electronic components) falling more than 20%. Although the fund’s IT holdings did not do that much worse than those in the EAFE Index, roughly 14% of the fund’s assets, on average, were invested in the sector, nearly double the sector weighting of the benchmark. That, combined with the fact that the advisors’ stock selections in financials did not keep pace with those in

Fund Assets Managed	August 31, 2004
	$ Million	Percentage

Schroder Investment Management
North America Inc.	$6,017	75%
Baillie Gifford Overseas Ltd.	1,692	21
Cash Investments*	350	4

Total	$8,059	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

the index (+18% for the fund versus +26% for the index), caused most of the drag on the fund’s performance relative to that of the benchmark.

Regional factors did not play a major role in the fund’s relative performance during the fiscal year. With a few exceptions, such as Finland (home of Nokia), returns were uniformly solid across countries for both the fund and the index. Nevertheless, your fund’s holdings in Japan, the second-largest country weighting for both the fund and the benchmark, lagged those in the index (+17% versus +22%), which marginally contributed to the fund’s relative underperformance.

As you know, two investment advisors manage assets for the International Growth Fund, providing complementary investment management styles and further diversifying the portfolio.

YOUR FUND OUTPACED ITS BENCHMARKS OVER TEN YEARS

While the International Growth Fund lagged its benchmark index in the past fiscal year, it has logged a solid record over longer periods. As the accompanying table shows, during the past decade an initial hypothetical investment of $10,000 in the fund would have provided roughly an extra $2,000 over a similar investment in either the index or the average competing fund.

Much of the credit goes to your fund’s advisors, particularly Schroder Investment Management North America, which has been with the fund since its inception in 1981. The advisors have also been aided by Vanguard’s low costs, which give them a leg up over competitors. It’s difficult for even the most talented asset managers to post above-average long-term returns when they have to overcome high operating costs, year in and year out. The expense ratios (annualized operating expenses as a percentage of average net assets) of our funds are typically a fraction of the average for peer fund groups. For more information on your fund’s expenses, please refer to page 16.

Total Returns	Ten Years Ended August 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

International Growth Fund
Investor Shares	4.8%	$15,926
MSCI EAFE Index	3.4	13,993
Average International Fund	3.4	13,906
MSCI All Country World
Index ex USA	3.7	14,329

Of course, while a low expense ratio helps boost performance relative to peer funds, it cannot prevent disappointing returns if the markets provide strong headwinds. While global equity markets have made tremendous gains since March 2003, this upturn followed one of the worst bear markets in modern history, resulting in your fund’s annualized return of 4.8% over the past decade—respectable, but modest compared with the long-term historical averages for equity markets. It helps to bear in mind that volatility is the norm when it comes to stocks, and you should build your portfolio and investment plan accordingly.

THE ROLE OF INTERNATIONAL STOCKS IN YOUR PORTFOLIO

During the 1990s, when the domestic stock market far outpaced markets overseas, it was difficult to convince investors that holding international equities was worthwhile. Even some finance professionals and academics began questioning whether international holdings were necessary in their traditional role as diversifiers, given that the movements of domestic and international stocks had been more in sync in recent decades. However, as long as two asset classes are not perfectly in sync, diversification can potentially add value. Those who have continued to invest in international stocks should feel some vindication.

Indeed, international equity investments have done so well recently that many investors are rediscovering the virtues of diversification, perhaps forgetting that the reward comes from diversifying into an underappreciated asset class or market segment before, not after, it rallies. Nevertheless, as we’ve continually advocated through the years, international equities can still help augment and diversify your stock portfolio over the long run, particularly if you rebalance assets to your target allocations on a periodic basis. Such balance is even more important when it comes to broad asset classes—stocks, bonds, and short-term reserves. As part of such a diversified investment plan, the International Growth Fund can play a valuable role.

Thank you for entrusting your hard-earned money to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 15, 2004

Your Fund's Performance at a Glance			August 31, 2003-August 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

International Growth Fund
Investor Shares	$14.01	$16.33	$0.21	$0.00
Admiral Shares	44.57	51.96	0.75	0.00

ADVISOR’S REPORT

International stock markets retreated slightly in the second half of our fiscal year, following their robust performance in the first half. Overall, the Investor Shares of Vanguard International Growth Fund returned 18.1% for the 12 months ended August 31, 2004, compared with the 18.7% rise in the average international fund and the 22.6% rise in the MSCI EAFE Index.

This report focuses on the portion of the portfolio managed by Schroder Investment Management North America, representing 75% of the fund’s assets as of August 31, 2004.

THE INVESTMENT ENVIRONMENT

The bullish run of international stock markets and of foreign currencies against the U.S. dollar came to an end soon after my last report to you was written six months ago. Since then, markets and currencies have traded sideways in classic fashion, preserving those gains. The bull run should have ended anyway as investors began to focus on the duller outlook for economies and corporate profits in 2005 and the prospect of tightening monetary policy. But the end was accelerated by March’s terrorist outrage in Madrid, two days ahead of Spain’s elections, and rising oil prices resulting from speculation about the resumption of Iraqi exports. The markets never really had time to regain their confidence.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.

Market conditions such as those seen over the last six months often signal a change in leadership among stocks, and, as foreshadowed in my report six months ago, this is what we had prepared for. We expected the outperforming issues to be large stocks, better-quality companies with strong balance sheets and market positions, and companies with visible long-term growth prospects—in sum, the type of stocks that typically make up your fund. Such stocks usually outperform when investors become less exuberant. Recently, we have seen large-capitalization stocks no longer underperforming small-caps, and better-quality stocks beginning to outperform poorer-quality stocks in Europe, but not yet in Japan. However, by most measures, value stocks have generally not yet given way to growth issues. We believe the tide is turning, slowly.

In our opinion, profit growth overseas should continue at a stronger pace and for a longer duration than in the United States. Europe and Japan are following the U.S. economic cycle and, in most countries, businesses cannot for cultural or legislative reasons cut costs as rapidly as in the United States. While U.S. companies have little left to cut after three years of cost-cutting, overseas companies still have plenty of cost-cutting in store that will boost their profits. I don’t see this as creating a strong second leg to the bull market, but rather an upward leg in which the risk of negative surprises should be less than in the United States.

Finally, it seems likely to us that, at some stage, the U.S. dollar will resume its downtrend, boosting returns from non-U.S. stocks. It is difficult to predict currencies, but the dollar is more at risk if U.S. economic growth falls below trend and investors begin to assume that U.S. interest rates are peaking.

OUR SUCCESSES

This was not a year when many growth funds could brag about successes relative to broad indexes. That said, many of the strategic changes we made during the year helped performance. Notably, having entered the year with no oil stocks, we amassed large holdings around year-end as part of a move into cheaper, more defensive stocks. Both this move generally and the stocks chosen added value for the fund. The success of this positioning was the more remarkable since one of our chosen stocks was a small holding in Russia’s YUKOS, which crashed together with its chief executive’s political ambitions.

Our progressively more cautious stance about continental Europe and, in particular, uncompetitive Germany also helped performance.

OUR FAILURES

One of the most prominent long-term bets in our portfolio is that Asian companies will outperform European companies, most notably in the area of electronics and technology. Six months ago we reported that we were prepared to hold such stocks through a likely short-term downturn, and for the most part, we did. However, it hurt us. Overall, information technology was the worst-performing sector during the year, with a zero return, and our stocks did marginally worse.

More broadly, we have committed significant amounts to domestic companies in Asian emerging markets, anticipating that they will benefit from the growing economic stability and prosperity of the region. This is working, but over the period there were more exciting returns in EAFE countries and in Latin America.

Finally, the market’s preference for low-quality stocks in Japan clearly hurt us. In the past few months, however, we have seen the trend change for the better even if it is not yet evident in broader index statistics.

OUR POSITIONING

We believe that the broadly defensive nature of our portfolio is appropriate for the rest of calendar 2004 and into 2005. There are gains to be made, but we consider that when the going gets tough, the tough get going. We include several of our South Korean and Taiwanese stocks in the tough category although others consider them to be risky.

We now have more invested in the United Kingdom than in continental Europe—again, a sign of caution—and possess a great list of blue chip companies in Japan that are both cheap and among the most strongly financed companies in the world.

Finally, our low level of cash indicates that we are not nervous about the markets, but we are quality-conscious.

Richard Foulkes, EXECUTIVE VICE PRESIDENT

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

SEPTEMBER 16, 2004

As of 8/31/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 12.

INTERNATIONAL GROWTH FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	198	1,067	1,882
Turnover Rate	45%	--	--
Expense Ratio	--	--
Investor Shares	0.63%
Admiral Shares	0.45%
Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.96	1.00	0.97	1.00
Beta	1.04	1.00	1.05	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Consumer Discretionary	17%	13%	12%
Consumer Staples	13	8	8
Energy	8	8	9
Financials	19	26	26
Health Care	4	9	8
Industrials	14	10	9
Information Technology	10	7	7
Materials	3	7	9
Telecommunication Services	7	7	7
Utilities	3	5	5
Short-Term Reserves	2%	--	--

Sector percentages exclude futures and currency contracts held by the fund.

Ten Largest Holdings (% of total net assets)
Tesco PLC	3.4%
(retail)
Vodafone Group PLC	2.4
(telecommunications)
Shell Transport & Trading Co. PLC	2.2
(energy and utilities)
Royal Bank of Scotland Group PLC	2.1
(banking)
Toyota Motor Corp.	2.0
(automotive and transport)
East Japan Railway Co.	1.9
(transportation services)
Mitsui & Co., Ltd.	1.9
(energy and utilities)
Telecom Italia SpA	1.9
(telecommunications)
Nestle SA (Registered)	1.8
(food, beverage, and tobacco)
Samsung Electronics Co., Ltd.	1.7
(electronics)

Top Ten	21.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

*MSCI EAFE Index.
**MSCI All Country World Index ex USA.

Country Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

EUROPE
United Kingdom	28%	25%	22%
France	11	9	8
Switzerland	5	7	6
Italy	4	4	3
Ireland	3	1	1
Netherlands	2	5	4
Sweden	2	2	2
Germany	2	7	6
Spain	1	4	3
Finland	1	1	1
Denmark	1	1	1
Belgium	0	1	1
Norway	0	1	0

Subtotal	60%	68%	58%

PACIFIC
Japan	24%	24%	20%
Australia	2	5	4
Hong Kong	2	2	2
Singapore	0	1	1

Subtotal	28%	32%	27%

EMERGING MARKETS
South Korea	4%	--	2%
China	2	--	0
India	1	--	1
Brazil	1	--	1
Taiwan	1	--	1
Indonesia	1	--	0
Mexico	0	--	1
South Africa	0	--	1

Subtotal	10%	--	7%

Other	0%	--	8%

Short-Term Reserves	2%	--	--

Total	100%	100%	100%

Country percentages exclude futures and currency contracts held by the fund.

*MSCI EAFE Index.
**MSCI All Country World Index ex USA.

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

As of 8/31/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INTERNATIONAL GROWTH FUND

Cumulative Performance August 31, 1994–August 31, 2004

	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

International Growth Fund Investor Shares*	18.14%	-0.09%	4.76%	$15,926
MSCI All Country World Index ex USA	22.65	-0.01	3.66	14,329
MSCI EAFE Index	22.64	-1.16	3.42	13,993
Average International Fund**	18.71	-1.31	3.35	13,906

	One Year	Since of Inception†	Final Value a $250,000 Investment
International Growth Fund Admiral Shares*	18.36%	3.00%	$273,558
MSCI All Country World Index ex USA	22.65	5.50	294,341
MSCI EAFE Index	22.64	3.81	280,172

Fiscal-Year Total Returns (%) August 31, 1994–August 31, 2004

*Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
**Derived from data provided by Lipper Inc.
† August 13, 2001.
Note: See Financial Highlights tables on pages 25 and 26 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

International Growth Fund*
Investor Shares	9/30/1981	28.13%	0.70%	4.29%	1.36%	5.65%
Admiral Shares	8/13/2001	28.38	4.09**--	--	--

*Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held less than two months.
**Return since inception.

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns		Periods Ended August 31, 2004
	One Year	Five Years	Ten Years
International Growth Fund Investor Shares*
Returns Before Taxes	18.14%	-0.09%	4.76%
Returns After Taxes on Distributions	17.94	-0.97	3.86
Returns After Taxes on Distributions and Sale of Fund Shares	12.12	-0.40	3.73

*Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2004
International Growth Fund	Beginning Account Value 2/29/2004	Ending Account Value 8/31/2004	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$ 1,000.00$	965.70$	3.03
Admiral Shares	1,000.00	966.52	2.18
Based on Hypothetical 5% Yearly Return
Investor Shares	$ 1,000.00$	1,021.92$	3.11
Admiral Shares	1,000.00	1,022.78	2.24

*These calculations are based on expenses incurred in the most recent fiscal half-year. The fund’s annualized six-month expense ratios for that period are 0.61% for Investor Shares and 0.44% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% fee that applies to shares purchased on or after July 27, 2003, and held for less than two months.

Expense Ratios:
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average International Fund

International Growth Fund	0.63%	0.45%	1.76%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 8/31/2004        FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

International Growth Fund	Shares	Market Valueˆ (000)
COMMON STOCKS (93.4%)(1)
Australia (2.0%)
Woolworths Ltd.	6,045,000	$ 53,999
National Australia Bank Ltd.	1,874,000	35,267
BHP Billiton Ltd.	3,654,600	33,885
Commonwealth Bank
of Australia	744,000	15,866
News Corp. Ltd. Pfd.	2,100,000	15,571
Leighton Holdings Ltd.	720,000	4,983

		159,571

Austria (0.1%)
Telekom Austria AG	812,000	11,349

Belgium (0.2%)
Groupe Bruxelles Lambert SA	239,000	14,959

Brazil (1.2%)
Petrol Brasil Series A ADR	1,459,600	40,708
Companhia Vale do Rio
Doce ADR	368,400	17,941
Brasil Telecom SA	3,298,100,000	12,797
Companhia de Bebidas
das Americas ADR	521,702	11,321
Tele Norte Leste
Participacoes ADR	528,000	7,234
Itausa-Investimentos Itau SA	2,182,891	2,687
		92,688

China (1.4%)
China Petroleum
& Chemical Corp.	98,576,000	38,546
*Ping An Insurance
Co. of China Ltd.	24,700,000	32,300
China Oilfield Services Ltd.	70,980,000	21,385
CNOOC Ltd.	36,135,000	16,909
Zhejiang Expressway Co., Ltd.	9,000,000	6,115
		115,255

Denmark (0.5%)
Danske Bank A/S	1,103,000	26,627
ISS A/S	357,000	17,586
		44,213

	Shares	Market Valueˆ (000)

Finland (0.7%)
Nokia Oyj	5,132,109	$ 60,001

France (10.2%)
* Vivendi Universal SA	4,740,000	116,824
Total SA	573,000	111,489
Suez SA	5,242,000	101,484
L'Air Liquide SA (Registered)	486,200	75,987
Societe Generale Class A	833,000	71,067
PSA Peugeot Citroen	1,139,500	68,259
Pernod Ricard SA	431,850	53,323
L'Oreal SA	689,000	45,761
BNP Paribas SA	649,400	39,279
Thales SA	869,000	29,307
Sanofi-Aventis	395,670	28,082
Publicis Groupe SA	879,734	23,724
Essilor International SA	374,400	22,932
Imerys SA	316,840	19,753
LVMH Louis Vuitton
Moet Hennessy	273,000	17,452
		824,723

Germany (1.6%)
SAP AG	221,970	32,304
Porsche AG	44,850	27,240
Adidas-Salomon AG	205,710	26,408
Bayerische Motoren Werke AG	448,800	18,485
RWE AG	258,930	12,666
Deutsche Bank AG	173,230	11,766
		128,869

Greece (0.1%)
Greek Organization of
Football Prognostics	601,481	11,550

Hong Kong (1.9%)
Swire Pacific Ltd. A Shares	10,828,000	76,699
Cheung Kong Holdings Ltd	1,530,000	13,191
Li & Fung Ltd.	8,620,000	11,051
Sun Hung Kai Properties Ltd.	1,154,000	10,726
Boc Hong Kong Holdings Ltd.	5,710,500	10,250
Hong Kong Exchanges
& Clearing Ltd.	4,220,000	9,225
Television Broadcasts Ltd.	1,778,833	7,366
Jardine Matheson
Holdings Ltd.	559,200	7,270
Hang Seng Bank Ltd.	447,000	5,960
		151,738

India (1.5%)
(3) Zee Telefilm
Warrants Exp. 5/19/2006	10,008,240	33,291
(3) State Bankof India
Warrants Exp. 12/23/2005	2,711,000	26,161
(3) Canara Bank Ltd.
Warrants Exp. 8/25/2006	4,490,000	13,003
(3) ICICI Bank Ltd.
Warrants Exp. 4/13/2005	2,050,350	11,995
(3) Oil and Natural Gas Corp Ltd.
Warrants Exp. 3/9/2009	747,637	11,631
(3) Oriental Bank of Commerce
Warrants Exp. 8/8/2006	2,245,000	11,394
(3) State Bank of India
Warrants Exp. 1/5/2006	654,729	6,289
(3) ICICI Bank Ltd	.
Warrants Exp. 1/27/2009	752,814	4,420
		118,184

Indonesia (0.7%)
PT Hanjaya Mandala
Sampoerna Tbk	32,672,000	18,471
Bank Danamon PT	42,249,000	15,097
PT Telekomunikasi
Indonesia Tbk	16,000,000	13,056
PT Gudang Garam Tbk	8,262,846	11,237
		57,861

Ireland (2.6%)
Allied Irish Banks PLC
(U.K. Shares)	7,091,000	111,772
Bank of Ireland	4,598,000	61,747
Allied Irish Banks PLC	1,311,160	20,683
* Ryanair Holdings PLC ADR	408,806	12,693
		206,895

Israel (0.3%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	880,200	23,985

Italy (3.7%)
Telecom Italia SpA	50,081,285	149,725
ENI SpA	3,473,000	70,951
Snam Rete Gas SpA	8,007,073	35,907
Riunione Adriatica
di Sicurta SpA	1,383,200	24,375
Unicredito Italiano SpA	3,110,200	14,893
		295,851

Japan (22.5%)
Toyota Motor Corp.	4,053,300	159,554
East Japan Railway Co.	27,470	153,689
Mitsui & Co., Ltd.	18,651,000	151,254
Ricoh Co.	6,737,000	131,984
Takeda Chemical
Industries Ltd.	1,731,000	77,918
Canon, Inc.	1,437,000	68,351
Yamanouchi
Pharmaceuticals Co., Ltd.	1,798,000	62,093

International Growth Fund	Shares	Market Valueˆ (000)

Mitsubishi Corp.	5,662,000	$ 58,454
KDDI Corp.	11,000	52,722
Ito-Yokado Co., Ltd.	1,432,000	52,716
Nomura Holdings Inc.	3,350,000	46,032
Sumitomo Electric
Industries Ltd.	4,281,000	39,204
Bridgestone Corp.	2,035,000	38,477
Mabuchi Motor Co.	513,000	35,947
Rohm Co., Ltd.	335,400	34,688
Asahi Glass Co., Ltd.	3,377,000	32,525
Daito Trust Construction
Co., Ltd.	819,000	30,970
Sankyo Co., Ltd.	815,400	30,611
Mitsui Sumitomo
Insurance Co.	3,091,000	27,264
Nippon Unipac Holding	5,700	27,164
SMC Corp.	268,400	25,704
Nippon Television
Network Corp.	170,640	25,671
Japan Tobacco, Inc.	3,094	25,091
Mitsubishi Electric Corp.	5,199,000	25,061
Konica Minolta Holdings, Inc.	1,920,000	24,791
Kyocera Corp.	335,200	24,496
(3) Nippon Television
Warrants Exp. 1/19/2007	160,000	24,070
Nippon Telegraph and
Telephone Corp.	5,522	23,850
* UFJ Holdings	4,611	23,025
Murata Manufacturing Co., Ltd.	462,000	22,859
Honda Motor Co., Ltd.	433,000	21,464
Denso Corp.	845,000	20,751
Keyence Corp.	100,600	20,552
Takashimaya Co.	2,181,000	19,813
Sumitomo Realty &
Development Co.	1,759,000	19,186
West Japan Railway Co.	4,630	19,111
Tokyu Corp.	3,694,000	17,671
Omron Corp.	721,000	15,439
Nitto Denko Corp.	334,000	14,608
Mitsui Osk Lines Ltd.	2,453,000	14,529
Acom Co., Ltd.	197,000	12,942
Promise Co., Ltd.	202,000	12,792
Yamada Denki Co., Ltd.	348,300	12,536
NGK Spark Plug Co.	1,181,000	12,117
Mitsui Chemicals, Inc.	2,324,000	11,795
JSR Corp.	543,000	9,055
Toho Co., Ltd.	9,900	142
		1,810,738

Mexico (0.4%)
America Movil SA de CV
Series L ADR	615,000	21,064
Fomento Economico
Mexicano, SA de CV ADR	224,695	9,714
		30,778

Netherlands (2.2%)
TPG NV	4,144,000	95,839
Unilever NV	923,000	55,211
Verenigde Nederlandse
Uitgeversbedrijven NV	582,590	14,840
Oce NV	694,166	10,495
		176,385

Russia (0.5%)
OAO Lukoil Holding
Sponsored ADR	243,200	28,698
* Mobile Telesys	72,000	9,314
		38,012

Singapore (0.4%)
DBS Group Holdings Ltd.	1,476,000	13,446
Noble Group Ltd.	19,320,000	11,169
Venture Corp. Ltd.	492,000	4,884
Keppel Corp., Ltd.	1,080,000	4,478
		33,977

South Africa (0.3%)
Sasol Ltd.	1,105,000	18,923
Anglo American Platinum Corp.	136,600	6,064
		24,987

South Korea (3.4%)
Samsung Electronics Co., Ltd.	310,000	121,379
Hyundai Motor Co. Ltd.	1,363,000	59,047
Shinsegae Co., Ltd.	131,000	34,345
Hana Bank	1,288,000	28,906
Shinhan Financial Group Ltd.	1,047,000	17,725
*(3) Samsung Electronics Co.,
Ltd. GDR	69,300	13,567
		274,969

Spain (0.9%)
Altadis SA	1,058,000	32,916
Banco Popular Espanol SA	463,680	25,093
Industria de Diseno Textil SA	464,250	10,658
		68,667

Sweden (1.9%)
Skandinaviska Enskilda
Banken AB A Shares	3,614,000	50,750
Sandvik AB	893,800	30,516
Atlas Copco AB A Shares	849,130	30,065
Svenska Handelsbanken
AB A Shares	1,061,000	20,336

	Shares	Market Valueˆ (000)

* Telefonaktiebolaget LM
Ericsson AB Class B	4,721,586	$12,695
SKF AB B Shares	318,170	11,710
		156,072

Switzerland (4.6%)
Nestle SA (Registered)	619,000	146,201
Cie. Financiere Richemont AG	2,499,571	63,768
Adecco SA (Registered)	904,170	41,855
Zurich Financial Services AG	242,000	33,732
* ABB Ltd.	5,882,780	33,263
UBS AG	471,330	31,557
Holcim Ltd. (Registered)	450,280	24,093
		374,469

Taiwan (0.9%)
Hon Hai Precision
Industry Co., Ltd.	12,141,686	39,771
Quanta Computer Inc.	19,626,151	33,441
		73,212

United Kingdom (26.7%)
Tesco PLC	57,145,000	273,451
Vodafone Group PLC	84,514,000	191,946
Shell Transport &
Trading Co. PLC	24,520,000	178,867
Royal Bank of Scotland
Group PLC	6,132,600	170,669
Kingfisher PLC	17,633,000	87,866
Cadbury Schweppes PLC	10,745,000	86,114
Centrica PLC	18,492,852	81,839
BG Group PLC	13,048,000	80,394
Compass Group PLC	14,193,000	79,342
Signet Group PLC	38,906,000	73,314
HBOS PLC	5,876,000	71,827
Brambles Industries PLC	15,789,000	68,879
Prudential PLC	6,662,000	52,612
AstraZeneca Group PLC	1,078,000	49,548
Reckitt Benckiser PLC	1,880,000	49,378
GlaxoSmithKline PLC	2,192,000	44,599
Bunzl PLC	4,751,000	36,238
British Sky Broadcasting
Group PLC	4,020,000	34,568
Premier Farnell PLC	8,806,300	30,654
Imperial Tobacco Group PLC	1,360,000	29,946
Provident Financial PLC	2,638,000	28,213
Abbey National PLC	2,471,000	26,582
Johnson Matthey PLC	1,624,781	26,525
Rexam PLC	3,260,636	25,897
Kesa Electricals PLC	5,042,600	25,491
Carnival PLC	520,030	24,959
Kidde PLC	11,379,000	24,104
GKN PLC	5,801,500	23,065
Royal & Sun Alliance
Insurance Group PLC	17,590,000	$22,388
Next PLC	788,000	21,093
IMI PLC	3,200,000	20,263
Hilton Group PLC	4,309,000	20,232
Wolseley PLC	1,322,000	20,179
Barclays PLC	1,957,000	18,113
* Cairn Energy	615,558	16,599
Standard Chartered PLC	851,000	14,436
Man Group PLC	588,000	13,994
Capita Group PLC	1,371,000	7,818
		2,152,002

TOTAL COMMON STOCKS
(Cost $6,313,769)		7,531,960

TEMPORARY CASH INVESTMENTS (12.9%)(1)

Money Market Fund (12.6%)
Vanguard Market
Liquidity Fund 1.52%**	515,494,028	515,494
Vanguard Market Liquidity
Fund 1.52%**--Note G	495,867,199	495,867
		1,011,361

	Face
	Amount
	(000)

U.S. Agency Obligation (0.3%)
Federal National Mortgage Assn.†
(2) 1.48%, 10/13/2004	$25,000	24,952

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,036,318)		1,036,313

TOTAL INVESTMENTS (106.3%)
(Cost $7,350,087)		8,568,273

International Growth Fund	Market Valueˆ (000)

OTHER ASSETS AND LIABILITIES (-6.3%)
Other Assets--Note C	$44,120
Security Lending Collateral
Payable to Brokers--Note G	(495,867)
Other Liabilities	(57,132)
(508,879)

NET ASSETS (100%)	$8,059,394

 ˆSee Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
 † The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.8% and 8.5%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
(3)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate value of these securities was $155,821,000, representing 1.9% of net assets.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:	Amount (000)
Paid-in Capital	$7,593,724
Undistributed Net Investment Income	106,980
Accumulated Net Realized Losses	(852,559)
Unrealized Appreciation (Depreciation)
Investment Securities	1,218,186
Futures Contracts	(7,300)
Foreign Currencies and
Forward Currency Contracts	363

NET ASSETS	$8,059,394

Investor Shares--Net Assets
Applicable to 416,349,885 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$6,797,173

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$16.33

Admiral Shares--Net Assets
Applicable to 24,292,644 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,262,221

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$51.96

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

International Growth Fund Year Ended August 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends*	$168,556
Interest	4,270
Security Lending	4,214
Total Income	177,040
Expenses
Investment Advisory Fees--Note B
Basic Fee	10,313
Performance Adjustment	(322)
The Vanguard Group--Note C
Management and Administrative
Investor Shares	27,652
Admiral Shares	3,007
Marketing and Distribution
Investor Shares	1,089
Admiral Shares	226
Custodian Fees	4,378
Auditing Fees	23
Shareholders' Reports
Investor Shares	271
Admiral Shares	1
Trustees' Fees and Expenses	9
Total Expenses	46,647
Expenses Paid Indirectly--Note D	(2,276)
Net Expenses	44,371

NET INVESTMENT INCOME	132,669

REALIZED NET GAIN (LOSS)
Investment Securities Sold	512,197
Futures Contracts	26,339
Foreign Currencies and Forward Currency Contracts	8,340

REALIZED NET GAIN (LOSS)	546,876

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	508,485
Futures Contracts	(13,334)
Foreign Currencies and Forward Currency Contracts	5,900

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	501,051

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,180,596

*Dividends are net of foreign withholding taxes of $8,420,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	International Growth Fund
	Year Ended August 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$132,669	$93,041
Realized Net Gain (Loss)	546,876	(748,407)
Change in Unrealized Appreciation (Depreciation)	501,051	1,278,704

Net Increase (Decrease) in Net Assets Resulting from Operations	1,180,596	623,338

Distributions
Net Investment Income
Investor Shares	(82,650)	(70,275)
Admiral Shares	(17,801)	(14,773)
Realized Capital Gain
Investor Shares	--	--
Admiral Shares	--	--

Total Distributions	(100,451)	(85,048)

Capital Share Transactions--Note H
Investor Shares	431,895	80,206
Admiral Shares	45,509	57,502

Net Increase (Decrease) from Capital Share Transactions	477,404	137,708

Total Increase (Decrease)	1,557,549	675,998

Net Assets
Beginning of Period	6,501,845	5,825,847

End of Period	$8,059,394	$6,501,845

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

International Growth Fund Investor Shares
			Year Ended August 31,

For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$14.01	$12.97	$15.41	$22.23	19.75

Investment Operations
Net Investment Income	.27	.19	.19	.23	.26
Net Realized and Unrealized Gain (Loss) on Investments	2.26	1.03	(2.35)	(5.41)	3.38

Total from Investment Operations	2.53	1.22	(2.16)	(5.18)	3.64

Distributions
Dividends from Net Investment Income	(.21)	(.18)	(.24)	(.22)	(.26)
Distributions from Realized Capital Gains	.--	.--	(.04)	(1.42)	(.90)

Total Distributions	(.21)	(.18)	(.28)	(1.64)	(1.16)

Net Asset Value, End of Period	$16.33	$14.01	$12.97	$15.41	$22.23

Total Return*	18.14%	9.62%	-14.20%	-24.49%	18.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,797	$5,458	$4,930	$6,447	$10,144
Ratio of Total Expenses to Average Net Assets**	0.63%	0.69%	0.67%	0.61%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.57%	1.28%	1.19%	1.26%
Portfolio Turnover Rate	45%	59%	40%	48%	48%

 *Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
**Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.02%, 0.01%, and 0.00%.

FINANCIAL HIGHLIGHTS (CONTINUED)

International Growth Fund Admiral Shares
	Year Ended August 31,			Aug.13* to Aug. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$44.57	$41.27	$49.02	$50.00

Investment Operations
Net Investment Income	.93	.681	.677	.07
Net Realized and Unrealized Gain (Loss) on Investments	7.21	3.264	(7.502)	(1.05)

Total from Investment Operations	8.14	3.945	(6.825)	(.98)

Distributions
Dividends from Net Investment Income	(.75)	(.645)	(.795)	--
Distributions from Realized Capital Gains	--	--	--

Total Distributions	(.75)	(.645)	(.925)	--

Net Asset Value, End of Period	$51.96	$44.57	$41.27	$49.02

Total Return**	18.36%	9.80%	-14.12%	-1.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,262	$1,044	$895	$495
Ratio of Total Expenses to Average Net Assets†	0.45%	0.51%	0.54%	0.54%††
Ratio of Net Investment Income to Average Net Assets	1.86%	1.76%	1.53%	2.50%††
Portfolio Turnover Rate	45%	59%	40%	48%

*Inception.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
† Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.02%, and 0.01%.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify signifi-cant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures and Forward Currency Contracts: The fund uses S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of each advisor is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For Schroder, the adjustments are based on performance for the preceding three years, and for Baillie Gifford the adjustments are based on performance since December 1, 2003.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $322,000 based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2004, the fund had contributed capital of $1,164,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $2,272,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of 0.03% of the fund’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended August 31, 2004, the fund realized net foreign currency losses of $314,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. For tax purposes, at August 31, 2004, the fund had $120,955,000 of ordinary income available for distribution. The fund had available realized losses of $852,521,000 to offset future net capital gains of $142,747,000 through August 31, 2010, and $709,774,000 through August, 31, 2011.

At August 31, 2004, net unrealized appreciation of investment securities for tax purposes was $1,216,766,000, consisting of unrealized gains of $1,428,139,000 on securities that had risen in value since their purchase and $211,373,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

			(000)
Index Fund/Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Dow Jones EURO STOXX 50 Index	3,983	$130,015	$(5,662)
FTSE 100 Index	1,299	104,785	(416)
Topix Index	845	87,440	(1,555)
S&P ASX 200 Index	417	26,043	333

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At August 31, 2004, the fund had open forward currency contracts to receive and deliver currencies as follows:

			(000)
		Contract Amount			Unrealized Appreciation
Contract Settlement Date	Receive		Deliver		(Depreciation)

9/22/2004	EUR	102,888	USD	125,008	$1,080
9/22/2004	GBP	56,120	USD	100,781	(1,304)
9/15/2004	JPY	9,414,040	USD	85,830	(84)
9/22/2004	AUD	36,154	USD	25,478	875

AUD–Australian dollar.
EUR–Euro.
GBP–British pound.
JPY–Japanese Yen
USD– U.S.dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $204,000 resulting from the translation of other assets and liabilities at August 31, 2004.

F.     During the year ended August 31, 2004, the fund purchased $3,426,174,000 of investment securities and sold $3,253,087,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at August 31, 2004, was $450,124,000, for which the fund held cash collateral of $495,867,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

H.     Capital share transactions for each class of shares were:

	Year Ended August 31,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$1,286,444	79,993	$2,142,681	176,255
Issued in Lieu of Cash Distributions	78,734	5,083	66,589	5,481
Redeemed*	(933,283)	(58,462)	(2,129,064)	(172,227)

Net Increase (Decrease)--Investor Shares	431,895	26,614	80,206	9,509

Admiral Shares
Issued	383,409	7,512	833,188	21,460
Issued in Lieu of Cash Distributions	15,842	322	12,565	326
Redeemed*	(353,742)	(6,957)	(788,251)	(20,067)

Net Increase (Decrease)--Admiral Shares	45,509	877	57,502	1,719

*Net of redemption fees of $197,000 for 2004 and $216,000 for 2003, respectively (fund totals).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the “Fund”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

October 1, 2004

SPECIAL 2004 TAX INFORMATION
(UNAUDITED) FOR VANGUARD INTERNATIONAL GROWTH FUND

This information for the fiscal year ended August 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund will pass through to shareholders foreign source income of $176,709,000 and foreign taxes paid of $8,154,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2005.

The fund distributed $67,724,000 of qualified dividend income to shareholders during the fiscal year.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q810 102004

Vanguard® Calvert Social Index Fund August 31, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	FUND PROFILE
7	GLOSSARY OF INVESTMENT TERMS
8	PERFORMANCE SUMMARY
10	YOUR FUND'S AFTER-TAX RETURN
11	ABOUT YOUR FUND'S EXPENSES
13	FINANCIAL STATEMENTS
29	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	The Investor Shares of Vanguard Calvert Social Index Fund returned 8.7% for the 2004 fiscal year, far surpassing the return of the average large-capitalization growth fund.
•	The broad U.S. stock market returned 11.5% for the 12 months, driven by positive economic news early in the period.
•	The fund's large weighting in financial services stocks was the source of more than half the 12-month return. Technology holdings were negative for the period.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

The Investor Shares of Vanguard Calvert Social Index Fund returned 8.7% during the fiscal year ended August 31, 2004, capturing most of the gain in the first half of the period. The fund successfully tracked its target benchmark, trailing by an amount consistent with its costs, and outdistanced its average mutual fund peer by nearly 6 percentage points.

2004 Total Returns	Fiscal Year Ended August 31
Vanguard Calvert Social Index Fund
Investor Shares	8.7%
Institutional Shares	8.8
Calvert Social Index	9.0
Average Large-Cap Growth Fund*	2.9
Dow Jones Wilshire 5000 Index	11.5
*Derived from data provided by Lipper Inc.

The adjacent table presents the 12-month total return (capital change plus reinvested dividends) for your fund’s Investor Shares along with the returns of the fund’s comparative standards: the benchmark Calvert Social Index; the average large-capitalization growth fund; and the Dow Jones Wilshire 5000 Composite Index, a proxy for the broad U.S. stock market. The table above also includes the return for the fund’s Institutional Shares, which require a minimum investment of $10 million.

The fund’s distributions and its share prices at the beginning and end of the period are shown in the table on page 5. For those who hold the fund in a taxable account, page 10 shows after-tax returns for the Investor Shares, based on the highest tax bracket.

1

Institutional Shares

This class of shares carries lower expenses and is available for a minimum investment of $10 million.

STOCKS HUNG ON TO FIRST-HALF GAINS

A strong rally in stock prices during the first half of the fiscal year produced solid 12-month gains, despite a volatile second-half retreat. The Dow Jones Wilshire 5000 Index returned 11.5% for the year. Through February, stocks benefited from strong corporate earnings growth and a string of positive economic surprises. The environment then deteriorated, however, especially in the final months of the fiscal year, when job growth slowed, the reported growth in second-quarter gross domestic product was revised downward, and the economy started showing the strain of a relentless rise in crude oil prices.

Larger- and smaller-capitalization stocks provided roughly equal returns for the year. Value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) had significantly better returns than growth stocks across market capitalizations. International stocks produced by far the largest gains for U.S. investors, boosted by the weakness of the U.S. dollar (which increases returns for international investments purchased with the greenback). Impressive gains were widespread across Eurozone countries, Japan, and emerging markets.

Market Barometer	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.3%	1.2%	-1.5%
Russell 2000 Index (Small-caps)	11.4	6.7	6.4
Dow Jones Wilshire 5000 Index	11.5	2.2	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	22.7	6.2	0.0
Bonds
Lehman Aggregate Bond Index	6.1%	6.2%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	7.1	5.5	6.7
Citigroup 3-Month Treasury Bill Index	1.0	1.5	3.0
CPI
Consumer Price Index	2.7%	2.2%	2.5%

BONDS MIRRORED STOCKS’ RETURNS

Like stocks, the bond market seesawed in response to a rapidly changing economic picture. Bond prices rose steadily until April, when they underwent a sudden reversal, boosting yields (which move in the opposite direction from prices), in response to reports of higher-than-expected inflation and job growth. But prices jumped again in August, when signs multiplied that the recent economic surge had cooled. During the fiscal year, the yield of

2

the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and ended the period at 4.12%. For the full 12 months, the Lehman Brothers Aggregate Bond Index returned 6.1%. Corporate bonds provided higher returns than government issues. The yield of the 3-month Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June and August hikes in its target for the federal funds rate. The bill yielded 1.58% at the end of the period, up 0.61 percentage point from its August 31, 2003, level.

FINANCIAL COMPANIES DROVE FUND PERFORMANCE

The Calvert Social Index Fund enjoyed positive returns from 10 of the 11 sectors in which it was invested during the year. Technology provided the exception.

The fund’s investment of 80% of its assets in just four sectors reflects the social screening used to construct its target benchmark, the Calvert Social Index. The index is maintained by the Calvert Group of Bethesda, Maryland, which screens companies on the basis of workplace issues, environmental issues, product safety and impact, international operations and human rights, indigenous people’s rights, community relations, and corporate responsibility. Approximately 625 of the 1,000 largest companies in the United States are represented in the Calvert Social Index.

The fund’s largest sector—financial services, representing 30% of assets on August 31—was the source of more than half the 12-month gain. Banks posted strong gains, as did insurers.

The fund’s health care and consumer discretionary stocks contributed to the overall return in amounts proportionate with their combined 30% weighting. Big drug companies struggled as competition intensified, but equipment makers performed well. Among consumer stocks, online retailers were standouts.

The fund’s other large sector, technology, which made up 20% of assets as of August 31, finished the fiscal year down –4.5%. Technology stocks turned in a strong performance in 2003 after three poor years, but reversed course in 2004 as investors became more risk averse.

3

SOCIAL SCREENS HELP SHAPE RESULTS

Because it tracks the index, the fund will diverge from the broader market based on the performance of what it does—and does not—own. For example, the index (and thus the fund) currently contains no stocks in the integrated oils sector, which has been one of the market’s best performers in calendar 2004 because of the soaring price of oil. On the other hand, the fund may outperform the broader market in periods when growth stocks lead value stocks, given the index’s tilt toward technology and health care companies over such value stalwarts as mining companies and heavy manufacturers.

Total Returns	May 31, 2000,* to August 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
Calvert Social Index Fund
Investor Shares	-6.2%	$7,606
Calvert Social Index	-6.1	7,642
Average Large-Cap
Growth Fund	-11.3	6,005
Dow Jones Wilshire
5000 Index	-3.2	8,727
*Fund inception.

A FUND FOR THE SOCIALLY CONSCIOUS AND THE COST-CONSCIOUS, TOO

Since the fund’s May 31, 2000, inception, it has averaged an annual return of –6.2%, which is not surprising given that its debut came shortly after the beginning of a lengthy bear market in stocks. The gap in returns between the fund and its target index is less than the fund’s expense ratio, a testament to our indexing team’s skill in tracking the Calvert Social Index. A negative result is of course disappointing; however, during its lifespan the fund has held up better than other large-cap growth funds. A hypothetical initial investment of $10,000 in the fund would have been worth $7,606 on August 31; the same investment in the average peer would have resulted in $1,601 less.

The fund gets a competitive boost from its low operating costs. During fiscal 2004, the fund’s Investor Shares had an expense ratio (operating expenses as a percentage of average net assets) of 0.25%, a fraction of the 1.61% charged by the average large-cap growth fund. Our Institutional Shares enjoyed an even lower expense ratio of 0.12%. (For more on the fund’s expenses, see pages 11 and 12.) Lower costs mean that more of the fund’s investment returns remain where they belong—with you, the shareholder.

4

MAINTAIN A LONG-TERM OUTLOOK

The fund’s concentration in several sectors means it will zig and zag with the fortunes of those sectors. For that reason, this fund is best held for the long term, allowing the up and down cycles of the stock market to run their course. This approach is consistent with Vanguard’s advice to all shareholders: It’s best to take a balanced, long-term approach to investing, establishing a personal portfolio that includes a mix of stock, bond, and money market funds appropriate for your unique goals, financial circumstances, and risk tolerance. For socially conscious investors seeking the benefits of indexing, Vanguard Calvert Social Index Fund can have a role in such a portfolio.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 12, 2004

Your Fund's Performance at a Glance			August 31, 2003-August 31, 2004 Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Calvert Social Index Fund
Investor Shares	$6.87	$7.40	$0.070	$0.000
Institutional Shares	6.88	7.41	0.076	0.000

5

As of 8/31/2004	FUND PROFILE This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both its unmanaged target index and a broad market index. Key terms are defined on page 7.

CALVERT SOCIAL INDEX FUND
Portfolio Characteristics	Fund	Target Index*	Broad Index**
Number of Stocks	626	624	5,046
Median Market Cap	$40.3B	$42.6B	$26.3B
Price/Earnings Ratio	20.2x	20.3x	20.5x
Price/Book Ratio	4.6x	4.6x	2.7x
Yield		1.5%	1.7%
Investor Shares	1.3%
Institutional Shares	1.5%
Return on Equity	18.9%	18.9%	16.1%
Earnings Growth Rate	13.5%	13.5%	6.7%
Foreign Holdings	0.1%	0.1%	0.8%
Turnover Rate	8%	—	—
Expense Ratio		—	—
Investor Shares	0.25%
Institutional Shares	0.12%
Short-Term Reserves	0%	—	—

Volatility Measures	Fund	Target Index*	Fund	Broad Index**
R-Squared	1.00	1.00	0.97	1.00
Beta	1.00	1.00	1.11	1.00

Sector Diversification (% of portfolio)
	Fund	Target Index*	Broad Index**
Auto & Transportation	2%	2%	3%
Consumer Discretionary	13	13	15
Consumer Staples	5	5	6
Financial Services	30	30	24
Health Care	17	17	13
Integrated Oils	0	0	4
Other Energy	1	1	3
Materials & Processing	2	2	4
Producer Durables	4	4	4
Technology	20	20	13
Utilities	5	5	7
Other	1	1	4

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	4.4%
(software)
Pfizer Inc.	4.0
(pharmaceuticals)
Bank of America Corp.	2.9
(banking)
Johnson & Johnson	2.8
(pharmaceuticals)
American International Group, Inc.	2.6
(insurance)
The Procter & Gamble Co.	2.3
(consumer products)
International Business Machines Corp.	2.3
(computer hardware)
JPMorgan Chase & Co.	2.3
(banking)
Intel Corp.	2.2
(electronics)
Cisco Systems, Inc.	2.0
(computer hardware)
Top Ten	27.8%
“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

  *Calvert Social Index.
**Dow Jones Wilshire 5000 Index.

Visit our website at Vanguard.com for regularly updated fund information.

6

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.    A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

7

As of 8/31/2004	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CALVERT SOCIAL INDEX FUND

Cumulative Performance May 31, 2000–August 31, 2004

	Average Annual Total Returns Periods Ended August 31, 2004		Final Value of a
	One Year	Since Inception†	$10,000 Investment
Calvert Social Index Fund Investor Shares*	8.75%	-6.23%	$7,606
Dow Jones Wilshire 5000 Index	11.50	-3.15	8,727
Calvert Social Index	8.98	-6.13	7,642
Average Large-Cap Growth Fund**	2.90	-11.31	6,005

	One Year	Since Inception†	Final Value of a $10,000,000 Investment
Calvert Social Index Fund Institutional Shares	8.83%	12.06%	$12,037,381
Dow Jones Wilshire 5000 Index	11.50	14.81	12,522,598
Calvert Social Index	8.98	12.12	12,047,647

Fiscal-Year Total Returns (%) May 31, 2000–August 31, 2004

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
 †For Investor Shares, May 31, 2000; for Institutional Shares, January 14, 2003.
Note: See Financial Highlights tables on pages 24 and 25 for dividend and capital gains information.

8

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Since Inception
	Inception Date	Year	Capital	Income	Total
Calvert Social Index Fund
Investor Shares*	5/31/2000	18.58%	-6.13%	0.68%	-5.45%
Institutional Shares	1/14/2003	18.50	16.17	0.83	17.00
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

9

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended August 31, 2004
	One Year	Since Inception*
Calvert Social Index Fund Investor Shares**
Returns Before Taxes	8.75%	-6.23%
Returns After Taxes on Distributions	8.59	-6.44
Returns After Taxes on Distributions and Sale of Fund Shares	5.89	-5.32
*May 31, 2000. **Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

10

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2004
Calvert Social Index Fund	Beginning Account Value 2/29/2004	Ending Account Value 8/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$957.31	$1.23
Institutional Shares	1,000.00	957.36	0.59
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.74	$1.28
Institutional Shares	1,000.00	1,024.40	0.61
*These calculations are based on expenses incurred in the most recent fiscal half-year. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs. They do not include your fund’s low-balance fee, or the $10 annual account maintenance fee that applies to accounts under $10,000. These fees are fully

11

described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Expense Ratios: Your fund compared with its peer group
	Investor Shares	Institutional Shares	Average Large-Cap Growth Fund
Calvert Social Index Fund	0.25%	0.12%	1.61%*
*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

12

As of 8/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Calvert Social Index Fund		Shares	Market Value^ (000)
COMMON STOCKS (100.0%)
Auto & Transportation (2.0%)
	United Parcel Service, Inc.	26,425	$1,930
	FedEx Corp.	12,769	1,047
	Harley-Davidson, Inc.	13,522	825
	Southwest Airlines Co.	32,565	483
	Genuine Parts Co.	7,979	302
	Expeditors International of
	Washington, Inc.	4,780	233
	C.H. Robinson Worldwide, Inc.	3,668	157
	Gentex Corp.	3,500	120
	BorgWarner, Inc.	2,600	116
*	JetBlue Airways Corp.	3,993	95
	CNF Inc.	2,265	93
	ArvinMeritor, Inc.	3,200	61
	Visteon Corp.	5,400	50
*	Swift Transportation Co., Inc.	2,400	44
	Skywest, Inc.	2,600	37
*	Continental Airlines, Inc. Class B	3,100	30
*	Delta Air Lines, Inc.	5,100	21
			5,644
Consumer Discretionary (13.2%)
	Home Depot, Inc.	102,716	$3,755
*	Time Warner, Inc.	201,150	3,289
	Gillette Co.	41,828	1,778
*	eBay Inc.	20,183	1,747
	Target Corp.	37,954	1,692
	Lowe’s Cos., Inc.	32,559	1,618
	Kimberly-Clark Corp.	22,980	1,533
*	Yahoo! Inc.	52,340	1,492
	Liberty Media Corp.	118,011	1,051
	Avon Products, Inc.	21,650	957
	Costco Wholesale Corp.	21,041	866
*	Starbucks Corp.	18,127	784
*	Kohl’s Corp.	13,885	687
*	Electronic Arts Inc.	13,686	681
	The McGraw-Hill Cos., Inc.	8,759	663
	Staples, Inc.	22,809	654
	Omnicom Group Inc.	8,707	599
	The Gap, Inc.	30,011	562
	Best Buy Co., Inc.	12,088	562
*	Apollo Group, Inc. Class A	7,065	551

13

Calvert Social Index Fund		Shares	Market Value^ (000)
*	Bed Bath & Beyond, Inc.	13,754	$515
*	Amazon.com, Inc.	13,447	513
	Eastman Kodak Co.	13,152	389
*	Univision Communications Inc.	10,806	357
	R.R. Donnelley & Sons Co.	11,155	343
*	EchoStar Communications Corp.
	Class A	10,761	330
	Harman International
	Industries, Inc.	3,049	295
	New York Times Co. Class A	6,813	277
	Newell Rubbermaid, Inc.	12,658	273
	Dollar General Corp.	13,645	269
	Black & Decker Corp.	3,640	251
*	Office Depot, Inc.	14,293	229
	Estee Lauder Cos. Class A	5,085	223
*	Liberty Media International Inc.
	Class A	6,147	208
	Jones Apparel Group, Inc.	5,779	206
	Family Dollar Stores, Inc.	7,429	196
	Robert Half International, Inc.	7,855	192
	Fastenal Co.	3,058	192
	E.W. Scripps Co. Class A	1,859	190
	PETsMART, Inc.	6,573	184
	CDW Corp.	3,038	178
	Nordstrom, Inc.	4,738	176
	Manpower Inc.	4,104	173
*	ChoicePoint Inc.	4,000	169
*	Lamar Advertising Co. Class A	3,816	167
*	Iron Mountain, Inc.	5,375	166
	Whirlpool Corp.	2,707	166
	The Stanley Works	3,748	162
	Alberto-Culver Co. Class B	3,209	155
*	Williams-Sonoma, Inc.	4,224	148
	Sabre Holdings Corp.	6,374	147
	Ross Stores, Inc.	6,919	146
	Darden Restaurants Inc.	6,832	144
*	Brinker International, Inc.	4,432	135
*	Career Education Corp.	4,368	135
*	Sirius Satellite Radio, Inc.	56,686	132
*	Advance Auto Parts, Inc.	3,421	127
*	Dollar Tree Stores, Inc.	5,274	124
	Outback Steakhouse	3,000	117
*	Getty Images, Inc.	2,094	116
	Belo Corp. Class A	4,639	106
*	Monster Worldwide Inc.	5,124	104
*	Tech Data Corp.	2,670	101
	The Corporate Executive Board Co.	1,700	100
*	O'Reilly Automotive, Inc.	2,490	98
	Meredith Corp.	1,842	92
*	Convergys Corp.	6,601	92
*	CarMax, Inc.	4,663	91
*	Pixar, Inc.	1,174	$91
*	The Cheesecake Factory	2,200	91
*	Barnes & Noble, Inc.	2,499	86
	Borders Group, Inc.	3,604	86
	Regis Corp.	2,000	82
*	BJ's Wholesale Club, Inc.	3,199	81
	Ruby Tuesday, Inc.	2,992	81
	Lee Enterprises, Inc.	1,675	79
*	Education Management Corp.	2,682	78
	Snap-On Inc.	2,379	76
	The Toro Co.	1,150	75
*	Weight Watchers International, Inc.	1,905	74
	The Brink's Co.	2,566	74
*	ITT Educational Services, Inc.	2,100	73
	Reebok International Ltd.	2,100	71
*	Entercom Communications Corp.	1,870	71
	The McClatchy Co. Class A	967	69
*	American Greetings Corp. Class A	2,856	69
*	R.H. Donnelley Corp.	1,478	69
	Saks Inc.	5,660	67
*	Valassis Communications, Inc.	2,364	67
	Maytag Corp.	3,296	67
*	Earthlink, Inc.	6,557	66
*	United Stationers, Inc.	1,571	65
	Ethan Allen Interiors, Inc.	1,700	61
*	Timberland Co.	1,071	60
*	CEC Entertainment Inc.	1,700	57
	Harte-Hanks, Inc.	2,282	57
	Media General, Inc. Class A	972	57
	John Wiley & Sons Class A	1,782	57
*	Tommy Hilfiger Corp.	4,099	55
*	Arbitron Inc.	1,400	54
	Furniture Brands International Inc.	2,300	53
*	DeVry, Inc.	2,700	52
*	Linens `n Things, Inc.	2,000	50
*	P.F. Chang's China Bistro, Inc.	1,148	48
*	Catalina Marketing Corp.	2,075	47
*	Scholastic Corp.	1,564	46
*	Corinthian Colleges, Inc.	4,018	46
*	Panera Bread Co.	1,298	45
	Blyth, Inc.	1,500	45
	Metro-Goldwyn-Mayer Inc.	3,416	39
*	Charter Communications, Inc.	11,215	36
	La-Z-Boy Inc.	2,300	36
	Callaway Golf Co.	2,802	34
*	Krispy Kreme Doughnuts, Inc.	2,575	33
*	DoubleClick Inc.	5,542	29
*	Cox Radio, Inc.	1,700	29
*	Hollywood Entertainment Corp.	2,500	25
	Viad Corp.	962	23
			37,902

14

		Shares	Market Value^ (000)
Consumer Staples (5.1%)
	The Procter & Gamble Co.	118,396	$6,627
	Walgreen Co.	47,012	1,714
	Colgate-Palmolive Co.	22,677	1,225
	Sysco Corp.	29,380	944
	CVS Corp.	18,161	726
	General Mills, Inc.	13,639	644
	H.J. Heinz Co.	16,097	610
	Kellogg Co.	10,894	457
	Wm. Wrigley Jr. Co.	6,287	390
	Hershey Foods Corp.	7,960	384
	Whole Foods Market, Inc.	2,886	224
	McCormick & Co., Inc.	5,614	188
	SuperValu Inc.	6,179	163
	J.M. Smucker Co.	2,618	120
	Church & Dwight, Inc.	1,883	85
*	NBTY, Inc.	2,700	65
*	Performance Food Group Co.	2,114	47
			14,613
Financial Services (30.5%)
	Banks--New York City (2.6%)
	JPMorgan Chase & Co.	163,335	6,465
	The Bank of New York Co., Inc.	35,680	1,063
	Banks--Outside New York City (12.0%)
	Bank of America Corp.	186,850	8,405
	Wells Fargo & Co.	77,415	4,548
	Wachovia Corp.	60,219	2,825
	U.S. Bancorp	86,799	2,561
	Fifth Third Bancorp	21,738	1,083
	National City Corp.	27,693	1,047
	BB&T Corp.	25,454	1,018
	SunTrust Banks, Inc.	12,349	841
	PNC Financial Services Group	12,953	695
	State Street Corp.	15,394	695
	Regions Financial Corp.	21,077	681
	SouthTrust Corp.	15,227	630
	KeyCorp	18,891	592
	Mellon Financial Corp.	19,453	561
	Comerica, Inc.	7,351	442
	AmSouth Bancorp	16,103	419
	Northern Trust Corp.	9,471	408
	M & T Bank Corp.	4,197	399
	Marshall & Ilsley Corp.	9,460	379
	North Fork Bancorp, Inc.	7,851	329
	National Commerce Financial Corp.	9,364	315
	Synovus Financial Corp.	11,740	298
	Popular, Inc.	11,204	271
	Banknorth Group, Inc.	7,885	268
	Compass Bancshares Inc.	5,619	260
	First Horizon National Corp.	5,700	259
	Zions Bancorp	4,090	$255
	Huntington Bancshares Inc.	9,924	245
	TCF Financial Corp.	3,112	198
	Hibernia Corp. Class A	7,141	192
	Commerce Bancorp, Inc.	3,585	188
	Doral Financial Corp.	4,300	175
	Mercantile Bankshares Corp.	3,664	174
	Associated Banc-Corp.	4,658	146
	Investors Financial Services Corp.	3,072	142
	Commerce Bancshares, Inc.	2,900	140
	City National Corp.	1,905	126
	Fulton Financial Corp.	5,749	121
	Valley National Bancorp	4,591	119
	Colonial BancGroup, Inc.	5,858	118
	Sky Financial Group, Inc.	4,800	118
	Bank of Hawaii Corp.	2,427	115
	Wilmington Trust Corp.	2,985	111
	Cullen/Frost Bankers, Inc.	2,300	103
	The South Financial Group, Inc.	3,200	91
	FirstMerit Corp.	3,242	85
	UCBH Holdings, Inc.	2,062	83
	Westamerica Bancorporation	1,500	79
	First BanCorp Puerto Rico	1,718	79
	Old National Bancorp	3,100	77
	Whitney Holdings Corp.	1,851	76
	BancorpSouth, Inc.	3,398	76
	First Midwest Bancorp, Inc.	2,123	73
	Hudson United Bancorp	2,000	72
	Trustmark Corp.	2,370	71
	Park National Corp.	565	70
	Greater Bay Bancorp	2,300	65
	Southwest Bancorporation of
	Texas, Inc.	3,000	63
	United Bankshares, Inc.	1,900	63
	Texas Regional Bancshares, Inc.	2,114	62
	Chittenden Corp.	1,700	61
*	Silicon Valley Bancshares	1,600	60
	Pacific Capital Bancorp	1,975	56
	Community First Bankshares, Inc.	1,700	55
	Citizens Banking Corp.	1,700	54
	Diversified Financial Services (1.7%)
	American Express Co.	52,004	2,601
	The Goldman Sachs Group, Inc.	18,837	1,689
	CIT Group Inc.	9,682	346
	Leucadia National Corp.	2,078	112
*	BISYS Group, Inc.	5,429	77
	F.N.B. Corp.	2,170	46
	Finance Companies (0.3%)
	Capital One Financial Corp.	11,016	746

15

Calvert Social Index Fund		Shares	Market Value^ (000)
	Finance--Small Loan (0.3%)
	SLM Corp.	20,070	$783
*	AmeriCredit Corp.	7,245	151
	Financial Data Processing Services (1.5%)
	First Data Corp.	40,004	1,690
	Automatic Data Processing, Inc.	27,153	1,080
	Paychex, Inc.	15,421	458
*	Fiserv, Inc.	8,870	308
*	SunGard Data Systems, Inc.	13,204	304
*	DST Systems, Inc.	3,575	162
	Deluxe Corp.	2,251	96
	Fair, Isaac, Inc.	3,300	89
*	CheckFree Corp.	3,008	82
	Global Payments Inc.	1,745	77
	Jack Henry & Associates Inc.	3,500	63
	Financial Information Services (0.2%)
	Moody's Corp.	5,829	400
*	The Dun & Bradstreet Corp.	3,275	181
	Dow Jones & Co., Inc.	2,062	85
	Financial Miscellaneous (3.1%)
	Fannie Mae	40,064	2,983
	Freddie Mac	31,610	2,122
	MBNA Corp.	51,775	1,250
	MBIA, Inc.	6,636	380
	Ambac Financial Group, Inc.	5,009	378
	H & R Block, Inc.	7,361	355
	MGIC Investment Corp.	4,592	313
	Fidelity National Financial, Inc.	7,331	276
*	Providian Financial Corp.	13,250	191
	Radian Group, Inc.	4,283	190
	Brown & Brown, Inc.	2,600	117
	First American Corp.	3,617	105
	Nationwide Financial Services, Inc.	2,600	90
	New Century Financial Corp.	1,546	83
	Insurance—Life (0.7%)
	Prudential Financial, Inc.	24,152	1,115
	The Principal Financial Group, Inc.	14,650	509
	Jefferson-Pilot Corp.	6,385	306
	AmerUs Group Co.	1,821	73
	Insurance—Multiline (4.6%)
	American International Group, Inc.	105,035	7,483
	St. Paul Travelers Cos., Inc.	30,582	1,061
	AFLAC Inc.	23,296	934
	The Hartford Financial
	Services Group Inc.	13,373	818
	CIGNA Corp.	6,507	433
	Lincoln National Corp.	8,146	369
	Aon Corp.	11,893	$309
	SAFECO Corp.	6,352	306
	Cincinnati Financial Corp.	6,895	278
	Torchmark Corp.	5,083	262
	UnumProvident Corp.	12,189	197
	Arthur J. Gallagher & Co.	4,145	132
*	Markel Corp.	397	117
	Protective Life Corp.	2,880	113
	StanCorp Financial Group, Inc.	1,300	94
	Unitrin, Inc.	1,996	84
*	Allmerica Financial Corp.	2,373	69
	American National Insurance Co.	706	67
	Hilb, Rogal and Hamilton Co.	1,464	50
	Insurance—Property-Casualty (1.3%)
	Progressive Corp. of Ohio	8,782	705
	The Chubb Corp.	8,742	595
	ACE Ltd.	13,001	501
	XL Capital Ltd. Class A	6,301	442
	The PMI Group Inc.	4,356	181
	Everest Re Group, Ltd.	2,563	180
	RenaissanceRe Holdings Ltd.	3,100	149
	White Mountains
	Insurance Group Inc.	285	143
	W.R. Berkley Corp.	3,362	136
	PartnerRe Ltd.	2,437	125
	HCC Insurance Holdings, Inc.	2,700	79
	Transatlantic Holdings, Inc.	1,250	68
	Commerce Group, Inc.	1,400	67
	Erie Indemnity Co. Class A	1,316	65
	Mercury General Corp.	1,200	60
	IPC Holdings Ltd.	1,648	60
*	Ohio Casualty Corp.	2,600	52
	Investment Management Companies (0.3%)
	T. Rowe Price Group Inc.	5,804	287
	Federated Investors, Inc.	4,316	125
	Eaton Vance Corp.	2,718	109
	SEI Corp.	3,144	103
	Waddell & Reed Financial, Inc.	3,750	82
*	Affiliated Managers Group, Inc.	1,360	67
	Rent & Lease Services—Commercial
*	United Rentals, Inc.	2,997	44
	Savings & Loan (1.3%)
	Washington Mutual, Inc.	39,676	1,541
	Golden West Financial Corp.	5,959	645
	Sovereign Bancorp, Inc.	15,615	341
	New York Community
	Bancorp, Inc.	10,973	234

16

		Shares	Market Value^ (000)
	Green Point Financial Corp.	5,100	$225
	People's Bank	4,322	143
	Independence
	Community Bank Corp.	3,571	140
	Webster Financial Corp.	2,433	120
	Astoria Financial Corp.	3,202	116
	Hudson City Bancorp, Inc.	3,087	106
	Washington Federal Inc.	3,508	90
	IndyMac Bancorp, Inc. REIT	2,613	90
	Downey Financial Corp.	1,000	54
	Commercial Federal Corp.	1,800	49
	Securities Brokers & Services (0.6%)
	Charles Schwab Corp.	47,523	449
	Franklin Resources Corp.	6,394	341
	Legg Mason Inc.	3,090	249
*	E*TRADE Group, Inc.	16,589	195
*	Ameritrade Holding Corp.	12,954	148
	A.G. Edwards & Sons, Inc.	3,663	127
	Jefferies Group, Inc.	2,300	77
*	Investment Technology Group, Inc.	1,986	27
*	LaBranche & Co. Inc.	1,106	9
			87,593
Health Care (16.8%)
	Pfizer Inc.	349,806	11,428
	Johnson & Johnson	135,970	7,900
	Merck & Co., Inc.	101,939	4,584
*	Amgen, Inc.	59,345	3,519
	Medtronic, Inc.	55,564	2,764
	Bristol-Myers Squibb Co.	89,172	2,116
*	Boston Scientific Corp.	27,363	978
*	Biogen Idec Inc.	15,561	923
	Cardinal Health, Inc.	19,735	892
*	Forest Laboratories, Inc.	16,879	774
*	WellPoint Health Networks Inc.
	Class A	7,162	703
*	Gilead Sciences, Inc.	9,811	678
*	Caremark Rx, Inc.	21,342	613
	Stryker Corp.	12,748	577
*	Genzyme Corp.-General Division	10,341	558
	Becton, Dickinson & Co.	11,604	558
*	St. Jude Medical, Inc.	8,053	542
*	Anthem, Inc.	6,423	522
	Biomet, Inc.	10,856	496
	Allergan, Inc.	6,006	448
	McKesson Corp.	12,560	389
	Quest Diagnostics, Inc.	3,654	313
	AmerisourceBergen Corp.	5,179	280
*	MedImmune Inc.	11,307	270
*	Laboratory Corp. of
	America Holdings	6,464	269
	IMS Health, Inc.	10,694	$249
	Health Management Associates
	Class A	11,060	211
*	Varian Medical Systems, Inc.	6,242	207
*	Patterson Cos.	2,691	197
*	Express Scripts Inc.	2,948	186
*	IVAX Corp.	9,458	183
*	Coventry Health Care Inc.	3,387	172
	DENTSPLY International Inc.	3,256	166
*	Barr Pharmaceuticals Inc.	4,103	161
	Beckman Coulter, Inc.	2,800	156
*	Millennium Pharmaceuticals, Inc.	12,764	152
*	Lincare Holdings, Inc.	4,520	145
	Omnicare, Inc.	4,812	139
*	DaVita, Inc.	4,544	138
*	Health Net Inc.	5,229	136
*	Henry Schein, Inc.	2,026	126
*	Cytyc Corp.	5,102	122
*	Invitrogen Corp.	2,372	117
*	Millipore Corp.	2,300	116
*	OSI Pharmaceuticals, Inc.	1,800	107
*	WebMD Corp.	14,258	104
	Universal Health Services Class B	2,282	103
*	Renal Care Group, Inc.	3,002	95
*	Edwards Lifesciences Corp.	2,666	94
	Medicis Pharmaceutical Corp.	2,532	93
*	Respironics, Inc.	1,600	85
	Cooper Cos., Inc.	1,461	85
*	Neurocrine Biosciences, Inc.	1,679	84
*	Protein Design Labs, Inc.	4,304	79
*	Pharmaceutical Product
	Development, Inc.	2,300	78
*	IDEXX Laboratories Corp.	1,600	78
*	Amylin Pharmaceuticals, Inc.	3,844	76
*	Affymetrix, Inc.	2,725	76
*	ResMed Inc.	1,569	75
*	Techne Corp.	1,900	74
*	ICOS Corp.	2,617	68
*	PAR Pharmaceutical Cos. Inc.	1,588	65
*	Apria Healthcare Group Inc.	2,300	65
*	First Health Group Corp.	4,079	62
	Invacare Corp.	1,400	62
*	Accredo Health, Inc.	2,150	47
*	LifePoint Hospitals, Inc.	1,600	46
*	Vertex Pharmaceuticals, Inc.	3,613	35
*	Applera Corp.-Celera
	Genomics Group	3,200	34
*	Abgenix, Inc.	3,400	34
*	Taro Pharmaceutical Industries Ltd.	1,176	24
*	Trimeris, Inc.	655	8
			48,109

17

Calvert Social Index Fund		Shares	Market Value^ (000)
	Materials & Processing (1.6%)
	Masco Corp.	20,030	$644
	Weyerhaeuser Co.	10,176	636
	Praxair, Inc.	14,918	605
	Air Products & Chemicals, Inc.	9,752	511
*	American Standard Cos., Inc.	8,237	310
	Avery Dennison Corp.	4,443	276
	Ecolab, Inc.	8,484	254
*	Sealed Air Corp.	3,864	190
	Sigma-Aldrich Corp.	2,741	157
	Bemis Co., Inc.	4,945	131
	Sonoco Products Co.	4,552	118
	Hughes Supply, Inc.	1,444	87
	Lubrizol Corp.	2,371	85
	Harsco Corp.	1,854	83
	Corn Products International, Inc.	1,564	72
	AptarGroup Inc.	1,575	72
	Worthington Industries, Inc.	3,200	65
	Airgas, Inc.	2,845	63
	York International Corp.	1,896	62
*	Cabot Microelectronics Corp.	1,100	37
			4,458
Other Energy (0.6%)
	XTO Energy, Inc.	11,709	328
	EOG Resources, Inc.	5,364	310
*	Smith International, Inc.	4,835	275
	Pioneer Natural Resources Co.	5,518	185
	Chesapeake Energy Corp.	11,122	157
	Equitable Resources, Inc.	2,900	152
*	Cooper Cameron Corp.	2,500	127
*	Grant Prideco, Inc.	5,045	92
*	FMC Technologies Inc.	2,839	87
*	Key Energy Services, Inc.	5,900	60
			1,773
Producer Durables (3.9%)
*	Applied Materials, Inc.	77,240	1,227
	Illinois Tool Works, Inc.	12,260	1,119
	Deere & Co.	11,415	722
	Danaher Corp.	10,397	535
*	Lexmark International, Inc.	5,945	526
*	Xerox Corp.	36,566	491
	Pitney Bowes, Inc.	10,533	459
*	Agilent Technologies, Inc.	20,217	414
	Dover Corp.	9,330	352
*	KLA-Tencor Corp.	9,040	338
	Parker Hannifin Corp.	5,494	299
	D. R. Horton, Inc.	9,422	292
	Pulte Homes, Inc.	4,849	286
*	Waters Corp.	5,433	235
	Cooper Industries, Inc. Class A	4,200	232
	W.W. Grainger, Inc.	3,751	200
*	Novellus Systems, Inc.	6,825	$167
	Diebold, Inc.	3,352	164
	Pentair, Inc.	4,614	153
	American Power Conversion Corp.	9,097	153
*	American Tower Corp. Class A	10,208	152
*	Crown Castle International Corp.	10,205	146
	Pall Corp.	5,707	139
*	LAM Research Corp.	6,093	131
*	NVR, Inc.	249	125
	KB HOME	1,712	118
*	Teradyne, Inc.	8,727	112
	Cummins Inc.	1,656	111
	Tektronix, Inc.	3,900	111
	Hubbell Inc. Class B	2,373	102
	Garmin Ltd.	2,614	102
	Ryland Group, Inc.	1,146	101
	Graco, Inc.	3,116	97
	Donaldson Co., Inc.	3,400	97
	Molex, Inc. Class A	3,817	95
	Roper Industries Inc.	1,700	94
*	Polycom, Inc.	4,539	89
	HNI Corp.	2,156	85
*	AGCO Corp.	4,117	82
	Herman Miller, Inc.	3,255	82
*	Terex Corp.	2,262	82
	Briggs & Stratton Corp.	1,054	79
	MDC Holdings, Inc.	1,087	75
*	Andrew Corp.	6,688	74
	Standard Pacific Corp.	1,447	73
	Kennametal, Inc.	1,700	70
	IDEX Corp.	2,120	65
*	Flowserve Corp.	2,400	55
	Cognex Corp.	1,794	48
*	Varian Semiconductor
	Equipment Associates, Inc.	1,678	47
*	Cymer, Inc.	1,697	45
*	Interdigital Communications Corp.	2,424	38
			11,286
Technology (20.2%)
	Communications Technology (3.8%)
*	Cisco Systems, Inc.	309,985	5,815
	QUALCOMM Inc.	74,198	2,823
*	Juniper Networks, Inc.	22,653	519
*	Avaya Inc.	20,273	246
*	JDS Uniphase Corp.	65,667	204
*	NCR Corp.	4,310	190
	Scientific-Atlanta, Inc.	6,954	189
*	Tellabs, Inc.	17,191	156
	Harris Corp.	3,052	147
*	3Com Corp.	17,459	79
*	ADC Telecommunications, Inc.	36,316	78

18

		Shares	Market Value^ (000)
*	UTStarcom, Inc.	4,423	$68
*	Advanced Fibre
	Communications, Inc.	3,900	67
*	Avocent Corp.	2,231	64
*	Brocade Communications
	Systems, Inc.	11,700	58
	ADTRAN Inc.	1,894	51
*	Foundry Networks, Inc.	5,444	50
*	CIENA Corp.	25,563	47
	Computer Services Software & Systems (6.1%)
	Microsoft Corp.	466,628	12,739
*	Symantec Corp.	14,221	682
	Adobe Systems, Inc.	10,972	503
*	Intuit, Inc.	8,247	349
*	Veritas Software Corp.	19,476	326
*	Affiliated Computer Services, Inc.
	Class A	5,635	306
	Autodesk, Inc.	5,166	229
*	Cognizant Technology
	Solutions Corp.	5,851	160
*	Amdocs Ltd.	7,976	160
*	Siebel Systems, Inc.	20,664	157
*	Cadence Design Systems, Inc.	12,380	154
*	BMC Software, Inc.	10,181	152
*	Check Point Software
	Technologies Ltd.	8,319	146
*	Mercury Interactive Corp.	4,206	145
*	Ceridian Corp.	6,877	127
*	Citrix Systems, Inc.	7,795	124
*	BEA Systems, Inc.	17,684	117
*	QLogic Corp.	4,335	113
*	Novell, Inc.	17,576	104
	Acxiom Corp.	3,917	88
*	Red Hat, Inc.	6,671	82
	Reynolds & Reynolds Class A	3,003	74
*	Compuware Corp.	15,639	71
*	Hyperion Solutions Corp.	1,739	64
*	Macromedia, Inc.	3,202	62
	National Instruments Corp.	2,350	61
*	Parametric Technology Corp.	12,270	60
*	Sybase, Inc.	4,310	57
*	Electronics for Imaging, Inc.	2,364	47
*	Ascential Software Corp.	2,577	33
*	Mentor Graphics Corp.	3,043	33
*	NetIQ Corp.	2,478	24
	Computer Technology (5.8%)
	International Business
	Machines Corp.	77,320	6,548
*	Dell Inc.	102,291	3,564
	Hewlett-Packard Co.	125,551	2,246
*	EMC Corp.	110,984	$1,195
*	Sun Microsystems, Inc.	152,495	586
*	Apple Computer, Inc.	16,345	564
	Electronic Data Systems Corp.	22,244	428
*	Network Appliance, Inc.	15,998	321
*	Zebra Technologies Corp. Class A	3,237	185
*	SanDisk Corp.	7,415	173
*	Unisys Corp.	15,281	153
*	Storage Technology Corp.	5,178	126
	*Synopsys, Inc.	7,145	114
*	NVIDIA Corp.	6,994	87
*	Ingram Micro, Inc. Class A	5,675	84
*	Western Digital Corp.	9,615	72
	Imation Corp.	1,625	56
*	Maxtor Corp.	11,345	48
*	Emulex Corp.	3,570	38
*	McDATA Corp. Class A	3,728	19
*	Quantum Corp.	6,716	16
	Electronics (0.1%)
*	Sanmina-SCI Corp.	23,731	164
*	Amphenol Corp.	3,654	110
*	Semtech Corp.	3,475	63
	Electronics—Semiconductors/Components (4.2%)
	Intel Corp.	296,500	6,312
	Texas Instruments, Inc.	79,307	1,550
	Analog Devices, Inc.	17,129	595
	Linear Technology Corp.	14,205	508
	Xilinx, Inc.	15,875	435
*	Altera Corp.	17,055	323
*	Micron Technology, Inc.	27,924	321
*	Broadcom Corp.	11,592	315
	Microchip Technology, Inc.	9,400	248
*	Marvell Technology Group Ltd.	8,754	202
*	Advanced Micro Devices, Inc.	16,061	184
*	Jabil Circuit, Inc.	7,534	155
*	Arrow Electronics, Inc.	5,307	115
	Intersil Corp.	6,389	111
*	Avnet, Inc.	5,433	86
*	LSI Logic Corp.	17,095	83
*	Integrated Circuit Systems, Inc.	3,400	75
*	PMC Sierra Inc.	7,973	74
*	Atmel Corp.	19,892	69
*	Fairchild Semiconductor
	International, Inc.	4,554	56
*	Skyworks Solutions, Inc.	6,562	55
*	Integrated Device Technology Inc.	4,900	52
*	Applied Micro Circuits Corp.	14,046	47
*	RF Micro Devices, Inc.	8,072	41
*	Agere Systems Inc. Class B	26,558	32
*	Conexant Systems, Inc.	20,129	30

19

Calvert Social Index Fund		Shares	Market Value^ (000)
*	Vitesse Semiconductor Corp.	9,488	$24
*	Lattice Semiconductor Corp.	4,700	21
*	Agere Systems Inc. Class A	13,764	17
*	Amkor Technology, Inc.	3,869	15
	Electronics—Technology (0.1%)
*	Solectron Corp.	42,655	220
*	KEMET Corp.	3,572	31
	Scientific Equipment & Supplies (0.1%)
	Applera Corp.-Applied
	Biosystems Group	9,145	174
*	Varian, Inc.	1,600	63
			57,999
Utilities (5.1%)
	SBC Communications Inc.	151,884	3,917
	BellSouth Corp.	83,993	2,248
*	AT&T Wireless Services Inc.	103,414	1,512
*	Nextel Communications, Inc.	49,166	1,140
*	Comcast Corp. Special Class A	36,063	1,001
	ALLTEL Corp.	14,094	770
*	Comcast Corp. Class A	21,664	610
*	Cox Communications, Inc. Class A	9,201	302
	KeySpan Corp.	7,358	280
	Kinder Morgan, Inc.	4,460	270
	NiSource, Inc.	12,123	252
	CenturyTel, Inc.	5,988	193
*	NTL Inc.	3,488	189
	Telephone & Data Systems, Inc.	2,374	183
	Citizens Communications Co.	13,088	165
*	Cablevision Systems NY Group
	Class A	8,574	159
	Questar Corp.	3,875	158
	MDU Resources Group, Inc.	4,929	125
	ONEOK, Inc.	4,451	105
	OGE Energy Corp.	4,023	105
	Puget Energy, Inc.	4,513	103
	Hawaiian Electric Industries Inc.	3,692	95
	Aqua America, Inc.	4,234	90
	AGL Resources Inc.	2,700	82
	Energen Corp.	1,533	73
	Peoples Energy Corp.	1,700	71
	NICOR Inc.	1,963	70
	Atmos Energy Corp.	2,782	70
	Piedmont Natural Gas, Inc.	1,600	69
	Duquesne Light Holdings, Inc.	3,510	66
	WGL Holdings Inc.	2,200	63
	IDACORP, Inc.	1,751	51
*	Cincinnati Bell Inc.	10,977	40
	Cleco Corp.	2,200	39
			14,666
Other (1.0%)
	3M Co.	32,858	$2,706
	Carlisle Co., Inc.	1,433	88
	Teleflex Inc.	1,622	71
	Lancaster Colony Corp.	1,300	54
			2,919

TOTAL COMMON STOCKS
	(Cost $290,965)		286,962
TEMPORARY CASH INVESTMENTS (0.3%)
Vanguard Market
	Liquidity Fund,
	1.52	350,894	351
Vanguard Market
	Liquidity Fund,
	1.52%**--Note E	343,700	344
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $695)		695
TOTAL INVESTMENTS (100.3%)
	(Cost $291,660)		287,657
OTHER ASSETS AND LIABILITIES (-0.3%)
Other Assets--Note B			847
Liabilities--Note E			(1,613)
			(766)
NET ASSETS (100%)			$286,891
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

20

Amount (000)
AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$302,045
Undistributed Net Investment Income 1,703
Accumulated Net Realized Losses	(12,854)
Unrealized Depreciation	(4,003)
NET ASSETS	$286,891
Investor Shares--Net Assets
Applicable to 36,990,881 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$273,751
NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$7.40
Institutional Shares--Net Assets
Applicable to 1,773,227 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$13,140
NET ASSET VALUE PER SHARE--
INSTITUTIONAL SHARES	$7.41
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

21

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Calvert Social Index Fund Year Ended August 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$3,335
Interest	6
Security Lending	4
Total Income	3,345
Expenses
The Vanguard Group--Note B
Investment Advisory Services	81
Management and Administrative
Investor Shares	337
Institutional Shares	7
Marketing and Distribution
Investor Shares	36
Institutional Shares	2
Custodian Fees	78
Auditing Fees	17
Shareholders' Reports
Investor Shares	8
Institutional Shares	–
Total Expenses	566
NET INVESTMENT INCOME	2,779
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	(930)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	11,550
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,399

22

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Calvert Social Index Fund
	Year Ended August 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$2,779	$1,392
Realized Net Gain (Loss)	(930)	(6,002)
Change in Unrealized Appreciation (Depreciation)	11,550	24,084
Net Increase (Decrease) in Net Assets Resulting from Operations	13,399	19,474
Distributions
Net Investment Income
Investor Shares	(1,815)	(994)
Institutional Shares	(130)	—
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(1,945)	(994)
Capital Share Transactions–Note F
Investor Shares	113,046	38,311
Institutional Shares	465	10,640
Net Increase (Decrease) from Capital Share Transactions	113,511	48,951
Total Increase (Decrease)	124,965	67,431
Net Assets
Beginning of Period	161,926	94,495
End of Period	$286,891	$161,926

23

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Calvert Social Index Fund Investor Shares
	Year Ended August 31,				May 8*to Aug. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$6.87	$6.02	$7.57	$11.14	$10.00

Investment Operations
Net Investment Income	.08	.07	.05	.04	.02
Net Realized and Unrealized Gain (Loss) on Investments	.52	.84	(1.55)	(3.57)	1.12

Total from Investment Operations	.60	.91	(1.50)	(3.53)	1.14

Distributions
Dividends from Net Investment Income	(.07)	(.06)	(.05)	(.03)	—
Distributions from Realized Capital Gains	—	—	—	(.01)	—

Total Distributions	(.07)	(.06)	(.05)	(.04)	—

Net Asset Value, End of Period	$7.40	$6.87	$6.02	$7.57	$11.14

Total Return**	8.75%	15.28%	-19.96%	-31.75%	11.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$274	$150	$94	$80	$40
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%	0.25%	0.25%†
Ratio of Net Investment Income to Average Net Assets	1.17%	1.18%	0.82%	0.70%	0.98%†
Portfolio Turnover Rate	8%	14%	18%	10%	3%

 *Subscription period for the fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement begins May 31, 2000.
**Total returns do not reflect the $10 annual account maintenance fee applied to balances under $10,000.
† Annualized.

24

Calvert Social Index Fund Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended Aug. 31, 2004	Jan. 14*to Aug. 31, 2003
Net Asset Value, Beginning of Period	$6.88	$6.22

Investment Operations
Net Investment Income	.084	.05
Net Realized and Unrealized Gain (Loss) on Investments	.522	.61

Total from Investment Operations	.606	.66

Distributions
Dividends from Net Investment Income	(.076)	—
Distributions from Realized Capital Gains	—	—

Total Distributions	(.076)	—

Net Asset Value, End of Period	$7.41	$6.88

Total Return	8.83%	10.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13	$12
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%**
Ratio of Net Investment Income to Average Net Assets	1.30%	1.32%**
Portfolio Turnover Rate	8%	14%

*Inception. **Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

25

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open–end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares were first issued on January 14, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex–dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in

26

capital contributions to Vanguard. At August 31, 2004, the fund had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2004, the fund had $1,945,000 of ordinary income available for distribution. The fund had available realized losses of $12,834,000 to offset future net capital gains of $57,000 through August 31, 2009, $3,511,000 through August 31, 2010, $5,505,000 through August 31, 2011, $3,200,000 through August 31, 2012, and $561,000 through August 31, 2013.

At August 31, 2004, net unrealized depreciation of investment securities for tax purposes was $4,003,000, consisting of unrealized gains of $28,296,000 on securities that had risen in value since their purchase and $32,299,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2004, the fund purchased $132,612,000 of investment securities and sold $17,828,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at August 31, 2004, was $276,000, for which the fund held cash collateral of $344,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$139,192	18,638	$56,456	9,160
Issued in Lieu of Cash Distributions	1,660	228	910	154
Redeemed	(27,806)	(3,727)	(19,055)	(3,163)

Net Increase (Decrease)—Investor Shares	113,046	15,139	38,311	6,151

Institutional Shares
Issued	2,929	390	12,139	1,954
Issued in Lieu of Cash Distributions	130	18	—	—
Redeemed	(2,594)	(348)	(1,499)	(241)

Net Increase (Decrease)—Institutional Shares	465	60	10,640	1,713

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Calvert Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Calvert Social Index Fund (the “Fund”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 5, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD CALVERT SOCIAL INDEX FUND

This information for the fiscal year ended August 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,945,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

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29

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here’s how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. “Max out” every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard’s Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

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REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don’t spend your retirement assets before you’ve retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500 ®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information

This report is intended for the funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
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Services
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© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q2130 102004

Vanguard® U.S. Sector Index Funds August 31, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
5	FUND PROFILES
9	GLOSSARY OF INVESTMENT TERMS
10	PERFORMANCE SUMMARIES
17	ABOUT YOUR FUND'S EXPENSES
18	FINANCIAL STATEMENTS
51	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	During their first fiscal year, the Admiral Shares of the Vanguard U.S. Sector Index Funds posted returns ranging from -11.5% to 6.7%. The VIPER Shares posted market-price returns that ranged from -20.1% to 6.9%.
•	Because they were launched on various dates in the middle of the fiscal year, the funds missed most of the stock market's early rally but hit the general downturn.
•	Among the funds and their share classes, the Information Technology VIPERs had the steepest decline, while the Utilities VIPERs had the largest gain, both reflecting the period from January 26 through August 31, 2004.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

With share classes launched on various dates in the middle of the 2004 fiscal year, the Vanguard U.S. Sector Index Funds met their objectives of closely tracking their target indexes, which meant they had mixed absolute returns. The funds’ Admiral Shares posted returns that ranged from –11.5% to 6.7% during the period ended August 31, 2004. The funds’ exchange-traded VIPER Shares, which were all launched on January 26, 2004, had returns that were even wider in range.

The table below shows the total return (capital change plus reinvested distributions) since inception for each fund’s Admiral Shares, as well as those for the respective target indexes and the Morgan Stanley Capital International US Investable Market 2500 Index (MSCI US IMI/2500), a broad measure of the U.S. stock market. Each of the target indexes are subsets of the MSCI US IMI/2500. The table at right shows returns for the sector index VIPERs.

2004 Total Returns: Admiral Shares*
Inception** Through August 31, 2004

Vanguard Consumer Staples Index Fund	3.3%
MSCI US IMI/Consumer Staples	3.0
MSCI US IMI/2500	-1.7

Vanguard Financials Index Fund	1.8%
MSCI US IMI/Financials	1.9
MSCI US IMI/2500	-1.0

Vanguard Health Care Index Fund	-5.4%
MSCI US IMI/Health Care	-5.2
MSCI US IMI/2500	-1.2

Vanguard Information Technology Index Fund	-11.5%
MSCI US IMI/Information Technology	-11.4
MSCI US IMI/2500	-0.1

Vanguard Materials Index Fund	1.5%
MSCI US IMI/Materials	1.6
MSCI US IMI/2500	-4.0

Vanguard Utilities Index Fund	6.7%
MSCI US IMI/Utilities	6.8
MSCI US IMI/2500	-1.3

*Returns do not reflect the 2% fee on sales of shares held for less than one year.
**Admiral Shares inception dates: Consumer Staples Index Fund, January 30, 2004; Financials Index Fund, February 4, 2004; Health Care Index Fund, February 5, 2004; Information Technology Index Fund, March 25, 2004; Materials Index Fund, February 11, 2004; Utilities Index Fund, April 28, 2004.

2004 Total Returns: VIPER Shares
January 26* Through August 31, 2004

Vanguard® Consumer Discretionary VIPERs(R)
Market Price	-6.2%
Net Asset Value	-6.2
MSCI US IMI/Consumer Discretionary	-6.0

Vanguard® Consumer Staples VIPERs®
Market Price	2.7%
Net Asset Value	2.8
MSCI US IMI/Consumer Staples	2.5

Vanguard® Financials VIPERs®
Market Price	-0.1%
Net Asset Value	0.1
MSCI US IMI/Financials	0.2

Vanguard® Health Care VIPERs®
Market Price	-5.4%
Net Asset Value	-5.2
MSCI US IMI/Health Care	-5.2

Vanguard® Information Technology VIPERs®
Market Price	-20.1%
Net Asset Value	-20.5
MSCI US IMI/Information Technology	-20.4

Vanguard® Materials VIPERs®
Market Price	5.3%
Net Asset Value	5.4
MSCI US IMI/Materials	5.5

Vanguard® Utilities VIPERs®
Market Price	6.9%
Net Asset Value	7.1
MSCI US IMI/Utilities	7.2

MSCI US IMI/2500	-3.8%

*VIPER Shares inception date for all funds.

1

Admiral™ Shares

A low-cost class of shares available to shareholders who make significant investments in the fund.

VIPER® Shares*

Traded on the American Stock Exchange, VIPERs® are available only through brokers. The table on page 1 shows VIPER returns based on both the AMEX market price and the net asset value for a share.

STOCKS RECEDED SOMEWHAT AFTER FIRST-HALF GAINS

Equity markets here and abroad surged during the first half of the fiscal year, then went through a volatile second-half retreat. However, markets mostly held on to the first-half gains for the full period. The broad U.S. stock market, as measured by the MSCI US IMI/2500, returned 11.7% for the 12 months.

Through February, stocks benefited from strong corporate earnings growth and a string of positive economic surprises. The environment then deteriorated, however, especially in the final months of the fiscal year, when job growth slowed, the reported growth in second-quarter gross domestic product was revised downward, and the economy started showing the strain of a relentless upward trend in crude oil prices.

Larger- and smaller-capitalization stocks provided roughly equal returns for the year. Value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) had significantly better returns than growth stocks across market capitalizations. International stocks produced by far the largest gains for U.S. investors, boosted by the weakness of the U.S.

Market Barometer	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index(Large-caps)	11.3%	1.2%	-1.5%
Russell 2000 Index(Small-caps)	11.4	6.7	6.4
Dow Jones Wilshire 5000 Index	11.5	2.2	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	22.7	6.2	0.0

Bonds
Lehman Aggregate Bond Index	6.1%	6.2%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	7.1	5.5	6.7
Citigroup 3-Month Treasury Bill Index	1.0	1.5	3.0

CPI
Consumer Price Index	2.7%	2.2%	2.5%

dollar (which increases returns for international investments purchased with the greenback). Impressive gains were widespread across Eurozone countries, Japan, and emerging markets.

BONDS MIRRORED STOCKS’ RETURNS

Like stocks, the bond market seesawed in response to a rapidly changing economic picture. Bond prices rose steadily until April, when they underwent a sudden reversal, boosting yields (which move in the opposite direction from prices), in response to reports of higher-than-expected inflation and job growth. But prices jumped again in August, when signs multiplied that the recent economic surge had cooled. During the fiscal year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and ended the period at 4.12%.

For the full 12 months, the Lehman Brothers Aggregate Bond Index returned 6.1%. Corporate bonds provided higher returns than government issues. The yield of the 3-month Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June and August hikes in its target for the federal funds rate. The bill yielded 1.58% at the end of the period, up 0.61 percentage point from its August 31, 2003, level.

DEFENSIVE SECTORS GAINED; OTHERS RETREATED

Measured by their ability to meet their investment objectives, the U.S. Sector Index Funds were uniformly successful. Each fund’s return was in line with that of its target index. Credit goes to our investment advisor, Vanguard’s Quantitative Equity Group, whose expertise in managing broad index funds has worked equally well with these new sector funds.

Nevertheless, because of the timing of their launches, the funds largely missed out on the broad stock rally that occurred early in the fiscal year. They were in time to hit the market’s soft patch later in the period, however. Depending on the sector and the inception date, the results varied considerably.

The hardest-hit area was information technology, which was the best-performing sector in calendar 2003 but more recently has been in the doghouse. Reflecting the sector’s slump, the Information Technology VIPERs returned –20.1% from their January 26 inception through August 31. (The Admiral Shares of the fund, launched in March, experienced a less severe decline of –11.5%.) In contrast, the funds tracking sectors traditionally viewed as defensive—utilities, materials, and consumer staples—had respectable gains, despite the general downturn in the broader market.

2

THE ROLE OF SECTOR FUNDS IN A PORTFOLIO

The U.S. Sector Index Funds can be useful and cost-effective tools for investors who wish to moderate risk by diversifying but don’t want to overhaul a whole portfolio. The funds can support simple strategies focused on increasing exposure to underrepresented sectors or more sophisticated and complex approaches to managing risk exposure.

However, as useful as diversification across industry sectors can be, it cannot totally offset a broad market decline. No one should lose sight of the fundamental need to diversify across broad asset classes—stocks, bonds, and short-term investments. Sector funds should only be used in the context of such a balanced plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 15, 2004

Your Fund's Performance at a Glance		Period Ending August 31, 2004
	Starting Share Price	Ending Share Price

Consumer Discretionary Index Fund
VIPER Shares	$50.09	$46.99

Consumer Staples Index Fund
Admiral Shares	$25.00	$25.82
VIPER Shares	50.84	52.28

Financials Index Fund
Admiral Shares	$24.90	$25.35
VIPER Shares	50.51	50.57

Health Care Index Fund
Admiral Shares	$25.33	$23.97
VIPER Shares	50.55	47.90

Information Technology Index Fund
Admiral Shares	$23.40	$20.72
VIPER Shares	50.89	40.46

Materials Index Fund
Admiral Shares	$26.14	$26.53
VIPER Shares	49.48	52.13

Utilities Index Fund
Admiral Shares	$25.03	$26.70
VIPER Shares	49.64	53.14

Note:The funds made no distributions during the fiscal period.

3

Market prices for VIPER Shares, and for exchange-traded funds in general, can deviate from the net asset value (NAV) of the underlying securities.

Consumer Discretionary Index Fund VIPER Shares Premium/Discount: January 26*-August 31, 2004
	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	63	41.44%	75	49.33%
25-49.9	5	3.29	2	1.32
50-74.9	1	0.66	2	1.32
75-100.0	0	0.00	0	0.00
>100.0	2	1.32	2	1.32

Total	71	46.71%	81	53.29%

Financials Index Fund VIPER Shares Premium/Discount: January 26*-August 31, 2004
	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	72	47.36%	68	44.74%
25-49.9	3	1.97	0	0.00
50-74.9	1	0.66	1	0.66
75-100.0	2	1.32	1	0.66
>100.0	1	0.66	3	1.97

Total	79	51.97%	73	48.03%

Information Technology Index Fund VIPER Shares Premium/Discount: January 26*-August 31, 2004
	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	78	51.31%	57	37.50%
25-49.9	5	3.29	1	0.66
50-74.9	1	0.66	1	0.66
75-100.0	0	0.00	1	0.66
>100.0	4	2.63	4	2.63

Total	88	57.89%	64	42.11%

Utilities Index Fund VIPER Shares Premium/Discount: January 26*-August 31, 2004
	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	72	47.37%	72	47.36%
25-49.9	4	2.63	1	0.66
50-74.9	0	0.00	1	0.66
75-100.0	0	0.00	1	0.66
>100.0	0	0.00	1	0.66

Total	76	50.00%	76	50.00%

The tables on this page indicate the extent to which the funds’ VIPER Shares have traded at a premium or a discount to NAV since inception.

Consumer Staples Index Fund VIPER Shares Premium/Discount: January 26*-August 31, 2004
	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	78	51.31%	71	46.71%
25-49.9	2	1.32	1	0.66
50-74.9	0	0.00	0	0.00
75-100.0	0	0.00	0	0.00
>100.0	0	0.00	0	0.00

Total	80	52.63%	72	47.37%

Health Care Index Fund VIPER Shares Premium/Discount: January 26*-August 31, 2004
	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	96	63.16%	53	34.87%
25-49.9	3	1.97	0	0.00
50-74.9	0	0.00	0	0.00
75-100.0	0	0.00	0	0.00
>100.0	0	0.00	0	0.00

Total	99	65.13%	53	34.87%

Materials Index Fund VIPER Shares Premium/Discount: January 26*-August 31, 2004
	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	63	41.44%	81	53.29%
25-49.9	0	0.00	0	0.00
50-74.9	1	0.66	6	3.95
75-100.0	0	0.00	0	0.00
>100.0	1	0.66	0	0.00

Total	65	42.76%	87	57.24%

  *Inception.
**One basis point equals 1/100th of 1%.

4

As of 8/31/2004	FUND PROFILES These Profiles provide snapshots of each fund’s characteristics, compared where indicated with the fund’s target index and a broad market index. Key terms are defined on page 9.

CONSUMER DISCRETIONARY INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**
Number of Stocks	433	433	2,480
Median Market Cap	$15.1B	$14.4B	$30.8B
Price/Earnings Ratio	27.4x	27.4x	28.9x
Price/Book Ratio	4.0x	4.0x	4.1x
Yield—VIPER Shares	0.6%	0.9%	1.7%
Return on Equity	15.1%	15.1%	17.9%
Earnings Growth Rate	15.2%	15.2%	12.5%
Foreign Holdings	1.3%	1.3%	0.2%
Turnover Rate—VIPER Shares	11%†	—	—
Expense Ratio—VIPER Shares	0.28%††	—	—
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)
Advertising Agencies	2%
Auto Parts—Aftermarket	1
Auto Parts—Original Equipment	1
Automobiles	3
Cable Television Services	2
Casinos & Gambling	3
Communications & Media	5
Consumer Products	1
Entertainment	9
Home Building	3
Hotel/Motel	2
Household Equipment & Products	1
Household Furnishings	1
Leisure Time	2
Multi-Sector Companies	2
Photography	1
Publishing—Miscellaneous	2
Publishing—Newspapers	4
Radio & Television Broadcasters	4
Recreational Vehicles & Boats	2
Restaurants	7
Retail	29
Services—Commercial	4
Shoes	1
Textile-Apparel Manufacturing	2
Toys	1
Utilities—Cable Television & Radio	5

Ten Largest Holdings (% of total net assets)
Home Depot, Inc.	5.6%
Time Warner, Inc.	5.0
Comcast Corp.	4.2
Viacom Inc. Class B	3.5
The Walt Disney Co.	3.2
eBay Inc.	3.0
Target Corp.	2.7
Lowe's Cos., Inc.	2.6
McDonald's Corp.	2.4
Ford Motor Co.	1.7

Top Ten	33.9%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
*	MSCI US IMI/Consumer Discretionary.
**	MSCI US IMI/2500.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
††	Annualized.

CONSUMER STAPLES INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**
Number of Stocks	101	101	2,480
Median Market Cap	$42.3B	$84.9B	$30.8B
Price/Earnings Ratio	21.6x	21.5x	28.9x
Price/Book Ratio	7.7x	7.8x	4.1x
Yield		2.0%	1.7%
Admiral Shares	1.7%
VIPER Shares	1.7%
Return on Equity	30.5%	31.7%	17.9%
Earnings Growth Rate	11.1%	11.1%	12.5%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	20%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%††
VIPER Shares	0.28%††
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)
Beverage—Brewers & Wineries	5%
Beverage—Soft Drinks	16
Consumer Products	8
Cosmetics	3
Drug & Grocery Store Chains	11
Foods	16
Milling—Fruit & Grain Producers	2
Retail	14
Soap & Household Chemicals	15
Tobacco	10

Ten Largest Holdings (% of total net assets)
Wal-Mart Stores, Inc.	12.0%
The Procter & Gamble Co.	11.1
Altria Group, Inc.	7.8
The Coca-Cola Co.	7.6
PepsiCo, Inc.	6.4
Anheuser-Busch Cos., Inc.	4.0
Gillette Co.	3.8
Walgreen Co.	3.5
Kimberly-Clark Corp.	3.2
Colgate-Palmolive Co.	2.7

Top Ten	62.1%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
*	MSCI US IMI/Consumer Staples.
**	MSCI US IMI/2500.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
††	Annualized.

Visit our website at Vanguard.com for regularly updated fund information.

5

FUND PROFILES (CONTINUED)

FINANCIALS INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**
Number of Stocks	522	522	2,480
Median Market Cap	$30.8B	$30.8B	$30.8B
Price/Earnings Ratio	16.4x	16.4x	28.9x
Price/Book Ratio	2.9x	2.9x	4.1x
Yield		2.6%	1.7%
Admiral Shares	2.6%
VIPER Shares	2.6%
Return on Equity	16.7%	16.6%	17.9%
Earnings Growth Rate	11.1%	11.1%	12.5%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	9%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%††
VIPER Shares	0.28%††
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)
Banks—New York City	6%
Banks—Outside New York City	31
Diversified Financial Services	18
Finance Companies	1
Financial—Small Loan	1
Financial—Miscellaneous	7
Insurance—Life	2
Insurance—Multiline	12
Insurance—Property-Casualty	4
Investment Management Companies	1
Multi-Sector Companies	1
Real Estate Investment Trusts	9
Savings & Loan	4
Securities Brokers & Services	3

Ten Largest Holdings (% of total net assets)
Citigroup, Inc.	9.1%
Bank of America Corp.	6.9
American International Group, Inc.	5.9
JPMorgan Chase & Co.	5.2
Wells Fargo & Co.	3.7
Fannie Mae	2.7
Wachovia Corp.	2.3
American Express Co.	2.1
U.S. Bancorp	2.1
Morgan Stanley	1.9

Top Ten	41.9%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
*	MSCI US IMI/Consumer Financials.
**	MSCI US IMI/2500.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
††	Annualized.

HEALTH CARE INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**
Number of Stocks	296	296	2,480
Median Market Cap	$48.8B	$48.8B	$30.8B
Price/Earnings Ratio	28.9x	28.9x	28.9x
Price/Book Ratio	5.0x	5.0x	4.1x
Yield		1.3%	1.7%
Admiral Shares	1.0%
VIPER Shares	1.0%
Return on Equity	18.7%	18.8%	17.9%
Earnings Growth Rate	14.8%	14.8%	12.5%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	8%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%††
VIPER Shares	0.28%††
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)
Biotech Research & Production	13%
Drugs & Pharmaceuticals	55
Electronics—Medical Systems	5
Health & Personal Care	3
Health Care Facilities	4
Health Care Management Services	7
Insurance—Multiline	1
Medical & Dental Instruments & Supplies	11
Medical Services	1

Ten Largest Holdings (% of total net assets)
Pfizer Inc.	15.4%
Johnson & Johnson	10.6
Merck & Co., Inc.	6.2
Amgen, Inc.	4.7
Eli Lilly & Co.	4.0
Abbott Laboratories	3.8
Medtronic, Inc.	3.7
Wyeth	3.0
Bristol-Myers Squibb Co.	2.8
UnitedHealth Group Inc.	2.7

Top Ten	56.9%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
*	MSCI US IMI/Health Care.
**	MSCI US IMI/2500.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
††	Annualized.

6

INFORMATION TECHNOLOGY INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**
Number of Stocks	453	453	2,480
Median Market Cap	$38.2B	$38.2B	$30.8B
Price/Earnings Ratio	51.9x	51.5x	28.9x
Price/Book Ratio	4.4x	4.4x	4.1x
Yield		0.5%	1.7%
Admiral Shares	0.2%
VIPER Shares	0.2%
Return on Equity	16.3%	16.3%	17.9%
Earnings Growth Rate	15.8%	15.8%	12.5%
Foreign Holdings	0.4%	0.4%	0.2%
Turnover Rate	9%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%††
VIPER Shares	0.28%††
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)
Communications Technology	18%
Computer Services Software & Systems	25
Computer Technology	21
Consumer Electronics	4
Electronics	1
Electronics—Semiconductors/Components	17
Electronics—Technology	2
Financial Data Processing Services	6
Identification Control & Filter Devices	1
Office Furniture & Business Equipment	1
Production Technical Equipment	3
Services—Commercial	1

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	14.5%
International Business Machines Corp.	7.8
Intel Corp.	7.5
Cisco Systems, Inc.	6.9
Dell Inc.	4.3
QUALCOMM Inc.	3.4
Hewlett-Packard Co.	2.8
Oracle Corp.	2.1
Motorola, Inc.	2.1
First Data Corp.	2.0
Top Ten	53.4%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
*	MSCI US IMI/Information Technology.
**	MSCI US IMI/2500.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
††	Annualized.

MATERIALS INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**
Number of Stocks	117	117	2,480
Median Market Cap	$10.3B	$10.3B	$30.8B
Price/Earnings Ratio	41.0x	41.1x	28.9x
Price/Book Ratio	3.1x	3.1x	4.1x
Yield	2.0%	1.7%
Admiral Shares	1.8%
VIPER Shares	1.8%
Return on Equity	11.4%	11.4%	17.9%
Earnings Growth Rate	9.2%	9.2%	12.5%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	8%†	—	—
Expense Ratio	—	—
Admiral Shares	0.28%††
VIPER Shares	0.28%††
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)
Agriculture Fish & Ranch	2%
Aluminum	7
Building—Cement	1
Building Materials	2
Chemicals	38
Coal	2
Consumer Products	1
Container & Package—Metal & Glass	3
Container & Package—Paper & Plastics	6
Copper	4
Diversified Manufacturing	2
Fertilizers	1
Forest Products	8
Gold	5
Metal Fabricating	1
Metals & Minerals Miscellaneous	1
Paints & Coating	4
Paper	8
Steel	4

Ten Largest Holdings (% of total net assets)
E.I. du Pont de Nemours & Co.	10.8%
Dow Chemical Co.	10.2
Alcoa Inc.	7.2
Newmont Mining Corp. (Holding Co.)	5.0
International Paper Co.	4.7
Weyerhaeuser Co.	3.8
Praxair, Inc.	3.4
Air Products & Chemicals, Inc.	3.1
PPG Industries, Inc.	2.6
Monsanto Co.	2.5

Top Ten	53.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
*	MSCI US IMI/Materials.
**	MSCI US IMI/2500.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
††	Annualized.

Visit our website at Vanguard.com for regularly updated fund information.

7

FUND PROFILES (CONTINUED)

UTILITIES INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**
Number of Stocks	90	90	2,480
Median Market Cap	$10.0B	$10.0B	$30.8B
Price/Earnings Ratio	16.8x	16.8x	28.9x
Price/Book Ratio	1.9x	1.9x	4.1x
Yield		3.7%	1.7%
Admiral Shares	3.5%
VIPER Shares	3.5%
Return on Equity	12.3%	12.2%	17.9%
Earnings Growth Rate	5.2%	5.3%	12.5%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	7%†	—	—
Expense Ratio	—	—
Admiral Shares	0.28%††
VIPER Shares	0.28%††
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)
Energy Miscellaneous	1%
Utilities—Electrical	85
Utilities—Gas Distribution	11
Utilities—Gas Pipelines	1
Utilities—Miscellaneous	1
Utilities—Water	1

Ten Largest Holdings (% of total net assets)
Exelon Corp.	6.4%
Southern Co.	5.9
Dominion Resources, Inc.	5.6
Duke Energy Corp.	5.3
Entergy Corp.	3.6
FirstEnergy Corp.	3.5
American Electric Power Co., Inc.	3.4
PG&E Corp.	3.2
FPL Group, Inc.	3.2
TXU Corp.	3.2

Top Ten	43.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
*	MSCI US IMI/Utilities.
**	MSCI US IMI/2500.
†	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
††	Annualized.

8

GLOSSARY OF INVESTMENT TERMS

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

As of 8/31/2004	PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CONSUMER DISCRETIONARY INDEX FUND

Cumulative Performance January 26, 2004–August 31, 2004

	Total Returns Period Ended August 31, 2004	Final Value
	Since Inception*	of a $10,000 Investment
Consumer Discretionary Index Fund VIPER Shares Net Asset Value	-6.19%	$9,381
Consumer Discretionary Index Fund VIPER Shares Market Price	-6.20	9,380
MSCI US IMI/2500	-3.79	9,621
MSCI US IMI/Consumer Discretionary	-6.03	9,397

Cumulative Returns: VIPER Shares January 26, 2004-August 31, 2004
Cumulative Since Inception
Consumer Discretionary Index Fund VIPER Shares
Market Price	-6.20%
Net Asset Value	-6.19
MSCI US IMI/Consumer Discretionary	-6.03

Fiscal-Period Total Returns (%) January 26, 2004–August 31, 2004

Total Returns Since Inception for period ended June 30, 2004

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Consumer Discretionary Index Fund
VIPER Shares	1/26/2004
Market Price		-1.52%
Net Asset Value		-1.62

*January 26, 2004.
Note: See Financial Highlights table on page 44 for dividend and capital gains information.

10

CONSUMER STAPLES INDEX FUND

Cumulative Performance January 26, 2004–August 31, 2004

	Total Returns Period Ended August 31, 2004	Final Value
	Since Inception*	of a $10,000 Investment
Consumer Staples Index Fund VIPER Shares Net Asset Value	2.83%	$10,283
Consumer Staples Index Fund VIPER Shares Market Price	2.73	10,273
MSCI US IMI/2500	-3.79	9,621
MSCI US IMI/Consumer Staples	2.52	10,252

	Since Inception*	Final Value of a $250,000 Investment
Consumer Staples Index Fund Admiral Shares**	1.21%	$253,036
MSCI US IMI/2500	-1.66	245,856
MSCI US IMI/Consumer Staples	2.97	257,420

Cumulative Returns: VIPER Shares January 26, 2004-August 31, 2004
Cumulative Since Inception
Consumer Staples Index Fund VIPER Shares
Market Price	2.73%
Net Asset Value	2.83
MSCI US IMI/Consumer Staples	2.52

Fiscal-Period Total Returns (%) January 26, 2004–August 31, 2004

Total Returns Since Inception for period ended June 30, 2004

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Consumer Staples Index Fund
VIPER Shares	1/26/2004
Market Price		6.64%
Net Asset Value		6.59
Admiral Shares	1/30/2004	7.04
Fee-Adjusted Return**		4.90

  *Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, January 30, 2004.
**Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables on page 44 for dividend and capital gains information.

11

PERFORMANCE SUMMARIES (CONTINUED)

FINANCIALS INDEX FUND

Cumulative Performance January 26, 2004–August 31, 2004

	Total Returns Period Ended August 31, 2004	Final Value
	Since Inception*	of a $10,000 Investment
Financials Index Fund VIPER Shares Net Asset Value	0.12%	$10,012
Financials Index Fund VIPER Shares Market Price	-0.08	9,992
MSCI US IMI/2500	-3.79	9,621
MSCI US IMI/Financials	0.22	10,022

	Since Inception*	Final Value of a $250,000 Investment
Financials Index Fund Admiral Shares**	-0.23%	$249,427
MSCI US IMI/2500	-1.01	247,485
MSCI US IMI/Financials	1.91	254,781

Cumulative Returns: VIPER Shares January 26, 2004-August 31, 2004
Cumulative Since Inception
Financials Index Fund VIPER Shares
Market Price	-0.08%
Net Asset Value	0.12
MSCI US IMI/Financials	0.22

Fiscal-Period Total Returns (%) January 26, 2004–August 31, 2004

Total Returns Since Inception for period ended June 30, 2004

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Financials Index Fund
VIPER Shares	1/26/2004
Market Price		-1.59%
Net Asset Value		-1.58
Admiral Shares	2/4/2004	0.08
Fee-Adjusted Return**		-1.92

 *Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, February 4, 2004.
**Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables on page 45 for dividend and capital gains information.

12

HEALTH CARE INDEX FUND

Cumulative Performance January 26, 2004–August 31, 2004

	Total Returns Period Ended August 31, 2004	Final Value
	Since Inception*	of a $10,000 Investment
Health Care Index Fund VIPER Shares Net Asset Value	-5.24%	$9,476
Health Care Index Fund VIPER Shares Market Price	-5.36	9,464
MSCI US IMI/2500	-3.79	9,621
MSCI US IMI/Health Care	-5.15	9,485

	Since Inception*	Final Value of a $250,000 Investment
Health Care Index Fund Admiral Shares**	-7.26%	$231,846
MSCI US IMI/2500	-1.22	246,941
MSCI US IMI/Health Care	-5.25	236,879

Cumulative Returns: VIPER Shares January 26, 2004–August 31, 2004

Cumulative Since Inception
Health Care Index Fund VIPER Shares
Market Price	-5.36%
Net Asset Value	-5.24
MSCI US IMI/Health Care	-5.15

Fiscal-Period Total Returns (%) January 26, 2004–August 31, 2004

Total Returns Since Inception for period ended June 30, 2004

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Health Care Index Fund
VIPER Shares	1/26/2004
Market Price		-0.69%
Net Asset Value		-0.68
Admiral Shares	2/5/2004	-0.83
Fee-Adjusted Return**		-2.81

 *Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, February 5, 2004.
**Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables on page 45 for dividend and capital gains information.

13

PERFORMANCE SUMMARIES (CONTINUED)

INFORMATION TECHNOLOGY INDEX FUND

Cumulative Performance January 26, 2004–August 31, 2004

	Total Returns Period Ended August 31, 2004	Final Value
	Since Inception*	of a $10,000 Investment
Information Technology Index Fund VIPER Shares Net Asset Value	-20.50%	$7,950
Information Technology Index Fund VIPER Shares Market Price	-20.10	7,990
MSCI US IMI/2500	-3.79	9,621
MSCI US IMI/Information Technology	-20.42	7,958

	Since Inception*	Final Value of a $250,000 Investment
Information Technology Index Fund Admiral Shares**	-13.22%	$216,940
MSCI US IMI/2500	-0.13	249,663
MSCI US IMI/Information Technology	-11.41	221,469

Cumulative Returns: VIPER Shares January 26, 2004–August 31, 2004

Cumulative Since Inception
Information Technology Index Fund VIPER Shares
Market Price	-20.10%
Net Asset Value	-20.50
MSCI US IMI/Information Technology	-20.42

Fiscal-Period Total Returns (%) January 26, 2004–August 31, 2004

Total Returns Since Inception for period ended June 30, 2004

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Information Technology Index Fund
VIPER Shares	1/26/2004
Market Price		-8.17%
Net Asset Value		-8.23
Admiral Shares	3/25/2004	2.22
Fee-Adjusted Return**		0.18

 *Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, March 25, 2004.
**Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables on page 46 for dividend and capital gains information.

14

MATERIALS INDEX FUND

Cumulative Performance January 26, 2004–August 31, 2004

	Total Returns Period Ended August 31, 2004	Final Value
	Since Inception*	of a $10,000 Investment
Materials Index Fund VIPER Shares Net Asset Value	5.36%	$10,536
Materials Index Fund VIPER Shares Market Price	5.31	10,531
MSCI US IMI/2500	-3.79	9,621
MSCI US IMI/Materials	5.48	10,548

	Since Inception*	Final Value of a $250,000 Investment
Materials Index Fund Admiral Shares**	-0.54%	$248,655
MSCI US IMI/2500	-4.01	239,965
MSCI US IMI/Materials	1.59	253,995

Cumulative Returns: VIPER Shares January 26, 2004–August 31, 2004

Cumulative Since Inception
Materials Index Fund VIPER Shares
Market Price	5.31%
Net Asset Value	5.36
MSCI US IMI/Materials	5.48

Fiscal-Period Total Returns (%) January 26, 2004–August 31, 2004

Total Returns Since Inception for period ended June 30, 2004

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Materials Index Fund
VIPER Shares	1/26/2004
Market Price		5.97%
Net Asset Value		6.04
Admiral Shares	2/11/2004	2.14
Fee-Adjusted Return**		0.10

 *Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, February 11, 2004.
**Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables on page 46 for dividend and capital gains information.

15

PERFORMANCE SUMMARIES (CONTINUED)

UTILITIES INDEX FUND

Cumulative Performance January 26, 2004–August 31, 2004

	Total Returns Period Ended August 31, 2004	Final Value
	Since Inception*	of a $10,000 Investment
Utilities Index Fund VIPER Shares Net Asset Value	7.05%	$10,705
Utilities Index Fund VIPER Shares Market Price	6.92	10,692
MSCI US IMI/2500	-3.79	9,621
MSCI US IMI/Utilities	7.22	10,722

	Since Inception*	Final Value of a $250,000 Investment
Utilities Index Fund Admiral Shares**	4.54%	$261,346
MSCI US IMI/2500	-1.31	246,723
MSCI US IMI/Utilities	6.75	266,883

Cumulative Returns: VIPER Shares January 26, 2004-August 31, 2004

Cumulative Since Inception
Utilities Index Fund VIPER Shares
Market Price	6.92%
Net Asset Value	7.05
MSCI US IMI/Utilities	7.22

Fiscal-Period Total Returns (%) January 26, 2004–August 31, 2004

Total Returns Since Inception for period ended June 30, 2004

This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Utilities Index Fund
VIPER Shares	1/26/2004
Market Price		1.95%
Net Asset Value		1.99
Admiral Shares	4/28/2004	1.60
Fee-Adjusted Return**		-0.43

 *Inception dates are: for VIPER Shares, January 26, 2004; for Admiral Shares, April 28, 2004.
**Reflective of the 2% fee assessed on redemptions of shares held for less than one year.
Note: See Financial Highlights tables on page 47 for dividend and capital gains information.

16

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The adjacent table illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”
•	Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include the 2% fee assessed on redemptions of Admiral Shares held for less than one year. If the fee were applied to your account, your costs would be higher. The funds do not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended August 31, 2004*
Index Fund	Beginning Account Value 2/29/2004	Ending Account Value 8/31/2004	Expenses Paid During Period**

Based on Actual Fund Return
Consumer Discretionary Index Fund
VIPER Shares	$1,000.00	$943.76	$1.37
Consumer Staples Index Fund
Admiral Shares	$1,000.00	$979.89	$1.40
VIPER Shares	1,000.00	979.94	1.40
Financials Index Fund
Admiral Shares	$1,000.00	$987.92	$1.40
VIPER Shares	1,000.00	987.89	1.40
Health Care Index Fund
Admiral Shares	$1,000.00	$948.93	$1.38
VIPER Shares	1,000.00	948.89	1.38
Information Technology Index Fund
VIPER Shares	$1,000.00	$855.57	$1.31
Materials Index Fund
Admiral Shares	$1,000.00	$1,011.44	$1.42
VIPER Shares	1,000.00	1,011.45	1.42
Utilities Index Fund
VIPER Shares	$1,000.00	$1,049.16	$1.45
Based on Hypothetical 5% Yearly Return
Consumer Discretionary Index Fund
VIPER Shares	$1,000.00	$1,023.59	$1.43
Consumer Staples Index Fund
Admiral Shares	$1,000.00	$1,023.59	$1.43
VIPER Shares	1,000.00	1,023.59	1.43
Financials Index Fund
Admiral Shares	$1,000.00	$1,023.59	$1.43
VIPER Shares	1,000.00	1,023.59	1.43
Health Care Index Fund
Admiral Shares	$1,000.00	$1,023.59	$1.43
VIPER Shares	1,000.00	1,023.59	1.43
Information Technology Index Fund
VIPER Shares	$1,000.00	$1,023.59	$1.43
Materials Index Fund
Admiral Shares	$1,000.00	$1,023.59	$1.43
VIPER Shares	1,000.00	1,023.59	1.43
Utilities Index Fund
VIPER Shares	$1,000.00	$1,023.59	$1.43

*	The table does not include data for funds or share classes of funds with fewer than six months of history.
**	These calculations are based on expenses incurred in the most recent fiscal half-year. Each fund’s annualized six-month expense ratio for that period was 0.28%, for both Admiral and VIPER Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

17

As of 8/31/2004

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances.

Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Consumer Discretionary Index Fund	Shares	Market Valueˆ (000)
COMMON STOCKS (100.2%)

Advertising Agencies (2.0%)
Omnicom Group Inc.	2,496	$172
* Interpublic Group of Cos., Inc.	5,438	57
* Lamar Advertising Co. Class A	1,104	48
Harte-Hanks, Inc.	802	20
* Valassis Communications, Inc.	682	19
* R.H. Donnelley Corp.	407	19
* Catalina Marketing Corp.	616	14
ADVO, Inc.	392	12
Grey Global Group Inc.	12	11

		372

Auto Parts--Aftermarket (0.6%)
Genuine Parts Co.	2,280	86
Superior Industries International, Inc.	281	9
* TRW Automotive Holdings Corp.	400	8
* TBC Corp.	252	5
* Keystone Automotive Industries, Inc.	172	4
* Aftermarket Technology Corp.	161	2

		114

Auto Parts--Original Equipment (1.3%)
Delphi Corp.	6,676	61
Lear Corp.	887	48
Dana Corp.	1,948	37
BorgWarner, Inc.	720	32
American Axle & Manufacturing Holdings, Inc.	586	20
Visteon Corp.	1,712	16
ArvinMeritor, Inc.	792	15
* Tenneco Automotive, Inc.	472	6
* Hayes Lemmerz International, Inc.	256	3
* Strattec Security Corp.	44	3
* Stoneridge, Inc.	160	2
* Tower Automotive, Inc.	652	2
* Dura Automotive Systems, Inc.	192	2
* Collins & Aikman Corp.	268	1

		248

Auto--Trucks & Parts (0.2%)
Gentex Corp.	955	33
Modine Manufacturing Co.	359	11

		44

Automobiles (3.2%)
Ford Motor Co.	23,060	325
General Motors Corp.	6,648	275

		600

Building Materials
Building Materials Holding Corp.	152	3

Cable Television Services (2.5%)
Liberty Media Corp.	33,212	296
* EchoStar Communications Corp. Class A	3,040	93
* Liberty Media International Inc. Class A 1,585	54
* Charter Communications, Inc.	3,704	12
* Insight Communications Co., Inc.	588	5
* TiVo Inc.	488	2

		462

Casinos & Gambling (2.6%)
International Game Technology	4,523	130
Harrah's Entertainment, Inc.	1,448	70
* Caesars Entertainment, Inc.	3,592	56
Mandalay Resort Group	685	46
* MGM Mirage, Inc.	932	39
GTECH Holdings Corp.	1,576	37
Station Casinos, Inc.	549	25
Boyd Gaming Corp.	540	15
* Scientific Games Corp.	696	12
* Argosy Gaming Co.	336	11
* Aztar Corp.	448	11
* Shuffle Master, Inc.	325	11
* WMS Industries, Inc.	244	5
* Multimedia Games Inc.	309	4
Ameristar Casinos, Inc.	157	4
* Isle of Capri Casinos, Inc.	194	4
Churchill Downs, Inc.	87	3
* MTR Gaming Group Inc.	320	3
Dover Downs Gaming & Entertainment, Inc.	120	1

		487

Commercial Information Services (0.1%)
* Arbitron Inc.	402	16
* ProQuest Co.	328	8

		24

Communications & Media (5.0%)
* Time Warner, Inc.	56,988	932
* Gemstar-TV Guide International, Inc.	2,320	12
* Entravision Communications Corp.	560	5

		949

Construction
Brookfield Homes Corp.	223	6

18

	Shares	Market Valueˆ (000)

Consumer Electronics (0.5%)
Harman International Industries, Inc.	819	$79
* NetFlix.com, Inc.	325	5
* Alloy, Inc.	480	2

		86

Consumer Products (0.6%)
Snap-On Inc.	776	25
* American Greetings Corp. Class A	808	19
* The Yankee Candle Co., Inc.	667	18
Tupperware Corp.	676	12
Blyth, Inc.	342	10
* Jarden Corp.	325	10
* RC2 Corp.	300	9
The Nautilus Group, Inc.	376	7
Oakley, Inc.	356	4
CSS Industries, Inc.	101	3
* The Boyds Collection, Ltd.	184	--

		117

Cosmetics
* Helen of Troy Ltd.	328	9

Electrical--Household Appliances (0.4%)
Whirlpool Corp.	901	55
Maytag Corp.	1,008	20
National Presto Industries, Inc.	80	3

		78

Entertainment (7.7%)
Viacom Inc. Class B	19,720	657
The Walt Disney Co.	26,796	602
* Fox Entertainment Group, Inc. Class A	2,517	68
* Pixar, Inc.	290	23
International Speedway Corp.	369	20
* Gaylord Entertainment Co.	352	10
* Alliance Gaming Corp.	572	9
Metro-Goldwyn-Mayer Inc.	716	8
* Hollywood Entertainment Corp.	804	8
Regal Entertainment Group Class A	408	8
* AMC Entertainment, Inc.	388	7
Movie Gallery, Inc.	376	7
Speedway Motorsports, Inc.	192	6
* Boca Resorts, Inc. Class A	252	5

		1,438

Financial Information Services (0.2%)
Dow Jones & Co., Inc.	638	26
* Interactive Data Corp.	368	7

		33

Forest Products (0.2%)
Boise Cascade Corp.	1,100	34

Home Building (2.8%)
D. R. Horton, Inc.	2,627	81
Pulte Homes, Inc.	1,373	81
Lennar Corp. Class A	1,641	75
Centex Corp.	1,624	74
KB HOME	516	35
* Toll Brothers, Inc.	718	32
* NVR, Inc.	59	30
Ryland Group, Inc.	324	29
MDC Holdings, Inc.	317	22
Standard Pacific Corp.	376	19
Beazer Homes USA, Inc.	175	17
* Hovnanian Enterprises Inc. Class A	420	14
* Meritage Corp.	129	9
M/I Homes, Inc.	133	5
Levitt Corp. Class A	218	5
* William Lyon Homes, Inc.	57	5
Technical Olympic USA, Inc.	37	1

		534

Hotel/Motel (2.0%)
Marriott International, Inc. Class A	2,576	$122
Starwood Hotels & Resorts Worldwide, Inc. 2,651	117
Hilton Hotels Corp.	4,764	85
* Wynn Resorts Ltd.	532	21
Choice Hotel International, Inc.	257	13
* Prime Hospitality Corp.	516	6
The Marcus Corp.	232	4
Orient-Express Hotel Ltd.	264	4
* Orbitz, Inc.	84	2

		374

Household Equipment & Products (0.6%)
Black & Decker Corp.	1,019	70
The Stanley Works	1,062	46

		116

Household Furnishings (1.3%)
Newell Rubbermaid, Inc.	3,597	77
Leggett & Platt, Inc.	2,424	65
* Mohawk Industries, Inc.	697	54
Ethan Allen Interiors, Inc.	464	17
Furniture Brands International Inc.	695	16
La-Z-Boy Inc.	632	10
* Select Comfort Corp.	331	5
Haverty Furniture Cos., Inc.	200	3
Libbey, Inc.	156	3
* Bombay Co.	404	2
* Kirkland's, Inc.	20	--

		252

Identification Control & Filter Devices (0.2%)
Garmin Ltd.	837	33

Jewelry, Watches & Gems (0.4%)
Tiffany & Co.	1,922	59
* Fossil, Inc.	504	14
Movado Group, Inc.	200	3

		76

Leisure Time (1.6%)
Carnival Corp.	4,954	227
SCP Pool Corp.	464	20
* Penn National Gaming, Inc.	416	16
Callaway Golf Co.	872	11
* Six Flags, Inc.	1,272	7
* K2 Inc.	380	5
* Steiner Leisure Ltd.	188	4
* West Marine, Inc.	170	3
Sturm, Ruger & Co., Inc.	312	3
Action Performance Cos., Inc.	208	2
* Vail Resorts Inc.	120	2
* Bally Total Fitness Holding Corp.	392	2

		302

Manufactured Housing (0.1%)
* Champion Enterprises, Inc.	764	7
Skyline Corp.	96	4
* Palm Harbor Homes, Inc.	135	2

		13

Miscellaneous Business & Consumer Discretionary (0.3%)
E.W. Scripps Co. Class A	533	55

Multi-Sector Companies (1.8%)
Johnson Controls, Inc.	2,547	143
Fortune Brands, Inc.	1,901	139
Brunswick Corp.	1,200	47

		329

Office Furniture & Business Equipment
Kimball International, Inc. Class B	280	4

Paints & Coating (0.4%)
Sherwin-Williams Co.	1,624	67

19

Consumer Discretionary Index Fund	Shares	Market Valueˆ (000)
Photography (0.6%)
Eastman Kodak Co.	3,757	$111

Publishing--Miscellaneous (1.6%)
The McGraw-Hill Cos., Inc.	2,512	190
Meredith Corp.	501	25
Reader's Digest Association, Inc.	1,340	19
* Dex Media, Inc.	800	16
John Wiley & Sons Class A	465	15
* Scholastic Corp.	436	13
* Information Holdings Inc.	140	4
Courier Corp.	92	4
Advanced Marketing Services	220	3
* PRIMEDIA Inc.	1,300	3
* Martha Stewart Living Omnimedia, Inc.	224	3
* Playboy Enterprises, Inc. Class B	160	1

		296

Publishing--Newspapers (4.0%)
Gannett Co., Inc.	3,553	301
Tribune Co.	3,010	126
New York Times Co. Class A	1,942	79
Knight Ridder	1,047	67
Washington Post Co. Class B	72	63
Belo Corp. Class A	1,220	28
Lee Enterprises, Inc.	462	22
The McClatchy Co. Class A	259	19
Media General, Inc. Class A	264	15
Hollinger International, Inc.	828	14
* Journal Register Co.	476	9
Journal Communications, Inc.	363	6
Pulitzer, Inc.	88	4

		753

Radio &Television Broadcasters (3.9%)
Clear Channel Communications, Inc.	6,859	230
* DirecTV Group, Inc.	9,068	143
* Univision Communications Inc.	2,992	99
* XM Satellite Radio Holdings, Inc.	2,284	62
* Sirius Satellite Radio, Inc.	14,427	33
* Westwood One, Inc.	1,041	23
* Entercom Communications Corp.	525	20
* Emmis Communications, Inc.	672	13
* Radio One, Inc. Class D	750	12
* Citadel Broadcasting Corp.	720	10
* Cumulus Media Inc.	684	10
Liberty Corp.	224	9
* Cox Radio, Inc.	519	9
Gray Television, Inc.	604	8
Hearst-Argyle Television Inc.	337	8
* Lin TV Corp.	349	7
Sinclair Broadcast Group, Inc.	608	5
* Spanish Broadcasting System, Inc.	528	5
* Radio One, Inc.	260	4
* Fisher Communications, Inc.	73	4
* Regent Communications, Inc.	536	3
* Salem Communications Corp.	108	3
* Young Broadcasting Inc.	204	2
* Saga Communications, Inc.	112	2
World Wrestling Entertainment, Inc.	132	2
* Beasley Broadcast Group, Inc.	88	1
* Paxson Communications Corp.	688	1

		728

Real Estate
* WCI Communities, Inc.	371	9

Real Estate Investment Trusts (0.1%)
* La Quinta Corp. REIT	2,204	17

Recreational Vehicles & Boats (1.6%)
Harley-Davidson, Inc.	3,835	234
Polaris Industries, Inc.	570	27
Thor Industries, Inc.	464	12
Winnebago Industries, Inc.	332	10
* Fleetwood Enterprises, Inc.	707	9
Monaco Coach Corp.	336	7
Arctic Cat, Inc.	164	4
Coachmen Industries, Inc.	180	3

		306

Rent & Lease Services--Consumer (0.2%)
* Rent-A-Center, Inc.	848	26
Aaron Rents, Inc. Class B	468	9
* Wesco International, Inc.	168	3

		38

Restaurants (6.7%)
McDonald's Corp.	16,434	444
* Starbucks Corp.	5,120	221
Yum! Brands, Inc.	3,856	153
Wendy's International, Inc.	1,412	49
Darden Restaurants Inc.	2,053	43
* Brinker International, Inc.	1,267	39
Outback Steakhouse	834	33
Applebee's International, Inc.	1,116	27
* The Cheesecake Factory	644	27
Ruby Tuesday, Inc.	852	23
CBRL Group, Inc.	664	21
* Sonic Corp.	772	17
* CEC Entertainment Inc.	507	17
* Jack in the Box Inc.	472	13
* P.F. Chang's China Bistro, Inc.	317	13
* Panera Bread Co.	368	13
* Rare Hospitality International Inc.	441	12
Bob Evans Farms, Inc.	458	11
IHOP Corp.	265	9
Landry's Restaurants, Inc.	320	8
* Krispy Kreme Doughnuts, Inc.	632	8
* Ryan's Restaurant Group, Inc.	588	8
* CKE Restaurants Inc.	664	8
Lone Star Steakhouse & Saloon, Inc.	240	6
* Steak n Shake Co.	312	5
* Red Robin Gourmet Burgers	146	5
* Papa John's International, Inc.	165	5
* California Pizza Kitchen, Inc.	220	4
Triarc Cos., Inc. Class B	356	4
* O'Charley's Inc.	240	4
Triarc Cos., Inc. Class A	228	2

		1,252

Retail (28.6%)
Home Depot, Inc.	28,835	1,054
Target Corp.	11,332	504
Lowe's Cos., Inc.	9,756	484
* Kohl's Corp.	4,024	199
Staples, Inc.	6,468	186
Best Buy Co., Inc.	3,606	168
The Gap, Inc.	8,220	154
* Amazon.com, Inc.	3,943	150
* Bed Bath & Beyond, Inc.	3,882	144
TJX Cos., Inc.	6,597	140
J.C. Penney Co., Inc. (Holding Co.)	3,579	137
Limited Brands, Inc.	5,522	111
Federated Department Stores, Inc.	2,412	105
Sears, Roebuck & Co.	2,413	92
May Department Stores Co.	3,594	88
Dollar General Corp.	3,755	74
* AutoZone Inc.	928	69
* Office Depot, Inc.	4,080	65
RadioShack Corp.	2,044	55
Family Dollar Stores, Inc.	2,034	54
PETsMART, Inc.	1,872	53
Michaels Stores, Inc.	878	50

20

	Shares	Market Valueˆ (000)

Nordstrom, Inc.	1,351	50
* Williams-Sonoma, Inc.	1,301	46
* Toys R Us, Inc.	2,797	45
* Chico's FAS, Inc.	1,100	45
Ross Stores, Inc.	1,993	42
Foot Locker, Inc.	1,865	42
* Kmart Holding Corp.	529	41
* Advance Auto Parts, Inc.	1,043	39
* AutoNation, Inc.	2,344	39
Abercrombie & Fitch Co.	1,268	36
Circuit City Stores, Inc.	2,616	34
* Dollar Tree Stores, Inc.	1,432	34
* CarMax, Inc.	1,358	27
Claire's Stores, Inc.	1,068	26
* Barnes & Noble, Inc.	742	26
* O'Reilly Automotive, Inc.	624	25
Borders Group, Inc.	1,015	24
* PETCO Animal Supplies, Inc.	714	24
* American Eagle Outfitters, Inc.	700	23
* AnnTaylor Stores Corp.	886	21
Pier 1 Imports Inc.	1,166	20
The Neiman Marcus Group, Inc. Class A	380	20
* Pacific Sunwear of California, Inc.	1,026	20
* Urban Outfitters, Inc.	624	19
* Big Lots Inc.	1,552	19
* Zale Corp.	718	18
Dillard's Inc.	916	17
* Aeropostale, Inc.	553	17
Saks Inc.	1,384	16
* Linens `n Things, Inc.	612	15
* Tractor Supply Co.	391	14
* Dick's Sporting Goods, Inc.	368	12
* Men's Wearhouse, Inc.	413	12
* Tuesday Morning Corp.	348	11
* Payless ShoeSource, Inc.	892	10
* Charming Shoppes, Inc.	1,508	10
* Hot Topic, Inc.	648	10
* Cost Plus, Inc.	285	10
Christopher & Banks Corp.	532	9
The Neiman Marcus Group, Inc. Class B	183	9
* Guitar Center, Inc.	219	9
Talbots Inc.	334	9
* Insight Enterprises, Inc.	536	9
* Too Inc.	496	8
* CSK Auto Corp.	636	7
* ShopKo Stores, Inc.	436	7
* 99 Cents Only Stores	567	7
* Group 1 Automotive, Inc.	260	7
* Stage Stores, Inc.	220	7
Sonic Automotive, Inc.	336	7
Handleman Co.	326	7
* Jo-Ann Stores, Inc.	248	7
United Auto Group, Inc.	272	7
* The Gymboree Corp.	444	6
Fred's, Inc.	452	6
* Priceline.com, Inc.	301	6
* Genesco, Inc.	252	6
* Coldwater Creek Inc.	279	6
* The Dress Barn, Inc.	336	6
Brown Shoe Co., Inc.	208	6
* Hibbett Sporting Goods, Inc.	303	6
Cato Corp. Class A	260	6
* Electronics Boutique Holdings Corp.	178	5
* The Sports Authority, Inc.	255	5
* Cole National Corp. Class A	188	5
* Big 5 Sporting Goods Corp.	264	5
* Stein Mart, Inc.	284	5
Burlington Coat Factory Warehouse Corp.	216	4
Blockbuster Inc. Class A	516	4
* J. Jill Group, Inc.	228	4
* Overstock.com, Inc.	127	4
* GameStop Corp.	232	4
Stamps.com Inc.	258	4
* A.C. Moore Arts & Crafts, Inc.	178	4
Lithia Motors, Inc.	168	4
* MarineMax, Inc.	180	4
* ValueVision Media, Inc.	282	4
* Charlotte Russe Holding Inc.	244	3
* The Children's Place Retail Stores, Inc.	175	3
* Sharper Image Corp.	176	3
The Buckle, Inc.	111	3
Russ Berrie and Co., Inc.	140	3
Blair Corp.	92	3
* Party City Corp.	188	3
* 1-800-FLOWERS.COM, Inc.	328	2
Hancock Fabrics, Inc.	216	2
* Asbury Automotive Group, Inc.	170	2
* Restoration Hardware, Inc.	348	2
* bebe stores, inc	102	2
* Tweeter Home Entertainment Group, Inc.	276	2
Deb Shops, Inc.	60	1
* Drugstore.com, Inc.	500	1
* 1-800 CONTACTS, Inc.	77	1
* GSI Commerce, Inc.	68	1
* The Wet Seal, Inc. Class A	492	1

		5,368

Services--Commercial (4.2%)
* eBay Inc.	6,428	556
* IAC/InterActiveCorp	6,176	141
* Getty Images, Inc.	548	30
Regis Corp.	544	22
* Weight Watchers International, Inc.	536	21
The Pep Boys (Manny, Moe & Jack)	654	10
* Harris Interactive Inc.	620	4
UniFirst Corp.	104	3
* 4Kids Entertainment Inc.	152	3
* Navigant International, Inc.	164	3

		793

Shoes (1.4%)
NIKE, Inc. Class B	2,444	184
* Timberland Co.	378	21
Reebok International Ltd.	618	21
Wolverine World Wide, Inc.	564	14
Finish Line, Inc.	228	7
K-Swiss, Inc.	336	7
The Stride Rite Corp.	556	5
Kenneth Cole Productions, Inc.	132	4
* Skechers U.S.A., Inc.	216	3
* Steven Madden, Ltd.	152	3
* Shoe Carnival, Inc.	48	1

		270

Textile Products
* Interface, Inc.	508	4

Textile--Apparel Manufacturing (2.1%)
* Coach, Inc.	2,433	103
Jones Apparel Group, Inc.	1,664	59
VF Corp.	1,133	56
Liz Claiborne, Inc.	1,430	54
Polo Ralph Lauren Corp.	665	24
* Quiksilver, Inc.	740	16
* Tommy Hilfiger Corp.	1,148	16
Kellwood Co.	350	13
* The Warnaco Group, Inc.	620	12
* Columbia Sportswear Co.	184	10
Oxford Industries, Inc.	188	8
Phillips-Van Heusen Corp.	298	6
Russell Corp.	276	5

21

Consumer Discretionary Index Fund	Shares	Market Valueˆ (000)
Oshkosh B' Gosh, Inc. Class A	112	$2
* Guess ?, Inc.	100	2
* Carter's, Inc.	41	1

		387

Tires &Rubber (0.3%)
* The Goodyear Tire & Rubber Co.	2,028	22
Cooper Tire & Rubber Co.	852	19
Bandag, Inc.	84	4
Bandag, Inc. Class A	67	3

		48

Toys (0.8%)
Mattel, Inc.	5,635	91
Hasbro, Inc.	2,058	38
* Marvel Enterprises Inc.	1,219	18
* Leapfrog Enterprises, Inc.	304	6
* JAKKS Pacific, Inc.	284	6

		159

Utilities--Cable Television & Radio (5.2%)
* Comcast Corp. Class A	16,895	476
* Comcast Corp. Special Class A	11,599	322
* Cox Communications, Inc. Class A	2,720	89
* Cablevision Systems NY Group Class A	2,878	53
* UnitedGlobalCom Inc. Class A	4,692	32
* Mediacom Communications Corp.	736	5

		977

Utilities--Telecommunications (0.3%)
* NTL Inc.	1,013	55

TOTAL INVESTMENTS
(Cost $20,129)		18,830

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets--Note B		95
Liabilities		(130)

		(35)

NET ASSETS (100%)		$18,795

ˆSee Note A in Notes to Financial Statements.
*Non-income-producing security.

Amount (000)
AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$20,045
Undistributed Net Investment Income	79
Accumulated Net Realized Losses	(30)
Unrealized Depreciation	(1,299)

NET ASSETS	$18,795

VIPER Shares--Net Assets
Applicable to 400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$18,795

NET ASSET VALUE PER SHARE--VIPER SHARES	$46.99

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

22

Consumer Staples Index Fund	Shares	Market Valueˆ (000)
COMMON STOCKS (99.9%)

Agriculture--Fish & Ranch (0.3%)
Delta & Pine Land Co.	1,544	$39
Alico, Inc.	488	22

		61

Beverage--Brewers & Wineries (4.9%)
Anheuser-Busch Cos., Inc.	16,464	869
* Constellation Brands, Inc. Class A	2,284	84
Adolph Coors Co. Class B	748	51
* Robert Mondavi Corp. Class A	744	31
* Boston Beer Co., Inc. Class A	1,072	23

		1,058

Beverage--Distillers (0.2%)
Brown-Forman Corp. Class B	1,152	55

Beverage--Soft Drinks (15.4%)
The Coca-Cola Co.	36,716	1,642
PepsiCo, Inc.	27,732	1,387
Coca-Cola Enterprises, Inc.	6,052	125
The Pepsi Bottling Group, Inc.	3,908	105
PepsiAmericas, Inc.	2,132	42
Coca-Cola Bottling Co.	420	24
* Peet's Coffee & Tea Inc.	920	21

		3,346

Chemicals (0.4%)
* Energizer Holdings, Inc.	1,956	81

Consumer Products (7.7%)
Gillette Co.	19,508	829
Kimberly-Clark Corp.	10,308	688
Alberto-Culver Co. Class B	1,662	80
The Topps Co., Inc.	2,932	28
* USANA Health Sciences, Inc.	924	27
* Playtex Products, Inc.	3,100	20

		1,672

Cosmetics (3.0%)
Avon Products, Inc.	9,804	433
Estee Lauder Cos. Class A	2,836	125
Nu Skin Enterprises, Inc.	1,564	40
* Elizabeth Arden, Inc.	1,168	24
* Del Laboratories, Inc.	684	23
* Revlon, Inc. Class A	6,676	18

		663

Drug & Grocery Store Chains (10.3%)
Walgreen Co.	20,984	765
CVS Corp.	8,440	338
* The Kroger Co.	14,972	248
* Safeway, Inc.	9,848	199
Albertson's, Inc.	7,048	173
Whole Foods Market, Inc.	1,512	118
SuperValu Inc.	3,464	91
* Rite Aid Corp.	13,760	61
Casey's General Stores, Inc.	2,112	35
* 7-Eleven, Inc.	1,740	34
Longs Drug Stores, Inc.	1,192	29
Ruddick Corp.	1,480	28
Weis Markets, Inc.	800	27
Ingles Markets, Inc.	2,064	24
* Wild Oats Markets Inc.	2,392	21
* The Great Atlantic & Pacific Tea Co., Inc. 3,140	20
Winn-Dixie Stores, Inc.	4,408	18
Arden Group Inc. Class A	204	17

		2,246

Drugs & Pharmaceuticals (0.1%)
* Chattem, Inc.	928	28

Foods (16.5%)
Sysco Corp.	13,344	429
Sara Lee Corp.	16,672	369
General Mills, Inc.	6,484	306
ConAgra Foods, Inc.	11,364	298
H.J. Heinz Co.	7,552	286
Kellogg Co.	5,312	223
Wm. Wrigley Jr. Co.	3,328	206
Hershey Foods Corp.	3,920	189
Kraft Foods Inc.	5,860	183
Campbell Soup Co.	5,132	133
* Dean Foods Co.	3,592	133
McCormick & Co., Inc.	3,004	101
Tyson Foods, Inc.	5,672	94
J.M. Smucker Co.	1,392	64
* Del Monte Foods Co.	5,796	61
Hormel Foods Corp.	2,260	60
* Smithfield Foods, Inc.	2,248	58
* NBTY, Inc.	1,832	44
Flowers Foods, Inc.	1,580	40
* Ralcorp Holdings, Inc.	1,060	39
* Performance Food Group Co.	1,744	38
* Chiquita Brands International, Inc.	1,676	32
Tootsie Roll Industries, Inc.	1,016	31
* Hain Celestial Group, Inc.	1,516	27
Lance, Inc.	1,624	25
Interstate Bakeries Corp.	4,640	24
Sanderson Farms, Inc.	698	24
American Italian Pasta Co.	876	24
Pilgrim's Pride Corp.	896	23
* J & J Snack Foods Corp.	452	19

		3,583

Manufacturing (0.2%)
* Rayovac Corp.	1,452	33

Metals & Minerals & Commodities (0.1%)
WD-40 Co.	976	28

Milling--Fruit & Grain Producers (1.1%)
Archer-Daniels-Midland Co.	12,220	195
Corn Products International, Inc.	1,076	50

		245

Miscellaneous Health Care (0.2%)
* NeighborCare Inc.	1,312	33

Multi-Sector Companies (0.2%)
Lancaster Colony Corp.	1,068	44

Retail (14.3%)
Wal-Mart Stores, Inc.	49,688	2,617
Costco Wholesale Corp.	9,544	393
* BJ's Wholesale Club, Inc.	1,968	50
* United Natural Foods, Inc.	1,308	32
* Central Garden and Pet Co.	900	28

		3,120

Soap & Household Chemicals (15.0%)
The Procter & Gamble Co.	43,192	2,417
Colgate-Palmolive Co.	11,020	595
The Clorox Co.	3,476	184
Church & Dwight, Inc.	1,236	56

		3,252

Tobacco (9.9%)
Altria Group, Inc.	34,612	1,694
Reynolds American Inc.	2,012	152
UST, Inc.	3,772	151
Carolina Group	1,824	45
Universal Corp. (VA)	872	39
Vector Group Ltd.	1,512	25
Dimon Inc.	3,896	22
Standard Commercial Tobacco Co.	1,320	20

		2,148

23

Consumer Staples Index Fund	Shares	Market Valueˆ (000)

Wholesale & International Trade (0.1%)
* Central European Distribution Corp.	1,056	$26

TOTAL COMMON STOCKS
(Cost $21,454)		21,722

TEMPORARY CASH INVESTMENT (0.1%)

Vanguard Market Liquidity Fund, 1.52%**
(Cost $18)	18,418	18

TOTAL INVESTMENTS (100.0%)
(Cost $21,472)		21,740

OTHER ASSETS AND LIABILITIES

Other Assets--Note B		188
Liabilities		(185)
	--	3

NET ASSETS (100%)		$21,743

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)

AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$21,179
Undistributed Net Investment Income	195
Accumulated Net Realized Gains	101
Unrealized Appreciation	268

NET ASSETS	$21,743

Admiral Shares--Net Assets
Applicable to 32,214 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$832

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$25.82

VIPER Shares--Net Assets
Applicable to 400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$20,911

NET ASSET VALUE PER SHARE--VIPER SHARES	$52.28

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

24

Financials Index Fund	Shares	Market Valueˆ (000)
COMMON STOCKS (100.1%)

Banks--New York City (6.1%)
JPMorgan Chase & Co.	27,678	$1,096
The Bank of New York Co., Inc.	6,064	181

		1,277

Banks--Outside New York City (29.9%)
Bank of America Corp.	32,158	1,446
Wells Fargo & Co.	13,227	777
Wachovia Corp.	10,263	481
U.S. Bancorp	14,855	438
National City Corp.	5,127	194
Fifth Third Bancorp	3,851	192
BB&T Corp.	4,356	174
SunTrust Banks, Inc.	2,000	136
PNC Financial Services Group	2,272	122
State Street Corp.	2,612	118
Regions Financial Corp.	3,516	114
SouthTrust Corp.	2,544	105
KeyCorp	3,120	98
Mellon Financial Corp.	3,388	98
Comerica, Inc.	1,384	83
AmSouth Bancorp	2,736	71
Marshall & Ilsley Corp.	1,476	59
Northern Trust Corp.	1,332	57
North Fork Bancorp, Inc.	1,284	54
M & T Bank Corp.	564	54
National Commerce Financial Corp.	1,520	51
Popular, Inc.	1,980	48
Synovus Financial Corp.	1,792	46
Compass Bancshares Inc.	958	44
Banknorth Group, Inc.	1,285	44
First Horizon National Corp.	941	43
Huntington Bancshares Inc.	1,688	42
Zions Bancorp	624	39
Hibernia Corp. Class A	1,184	32
TCF Financial Corp.	496	32
UnionBanCal Corp.	524	31
Doral Financial Corp.	748	30
Mercantile Bankshares Corp.	629	30
Commerce Bancorp, Inc.	520	27
Associated Banc-Corp	768	24
Investors Financial Services Corp.	518	24
Commerce Bancshares, Inc.	480	23
City National Corp.	336	22
Fulton Financial Corp.	1,016	21
Cullen/Frost Bankers, Inc.	456	21
Valley National Bancorp	789	20
Bank of Hawaii Corp.	408	19
Sky Financial Group, Inc.	720	18
Colonial BancGroup, Inc.	864	17
Wilmington Trust Corp.	456	17
Westamerica Bancorporation	305	16
FirstMerit Corp.	588	15
Hudson United Bancorp	412	15
The South Financial Group, Inc.	504	14
East West Bancorp, Inc.	393	14
Old National Bancorp	564	14
First BanCorp Puerto Rico	276	13
Chittenden Corp.	352	13
UCBH Holdings, Inc.	312	13
Trustmark Corp.	408	12
BancorpSouth, Inc.	544	12
Cathay General Bancorp	172	12
Whitney Holdings Corp.	280	12
First Midwest Bancorp, Inc.	324	11
International Bancshares Corp.	338	11
Park National Corp.	84	10
Greater Bay Bancorp	360	10
United Bankshares, Inc.	304	10
Southwest Bancorporation of Texas, Inc.	472	$10
Citizens Banking Corp.	300	10
Pacific Capital Bancorp	320	9
* Silicon Valley Bancshares	240	9
Texas Regional Bancshares, Inc.	306	9
* BOK Financial Corp.	201	9
Community First Bankshares, Inc.	264	8
Corus Bankshares Inc.	196	8
Umpqua Holdings Corp.	326	8
UMB Financial Corp.	152	7
R & G Financial Corp. Class B	204	7
Wintrust Financial Corp.	128	7
MB Financial, Inc.	184	7
TrustCo Bank NY	516	7
Susquehanna Bancshares, Inc.	276	7
Republic Bancorp, Inc.	440	6
S & T Bancorp, Inc.	184	6
Alabama National BanCorporation	102	6
United Community Banks, Inc.	246	6
* Piper Jaffray Cos., Inc.	132	6
First Commonwealth Financial Corp.	420	6
Chemical Financial Corp.	164	6
First Financial Bancorp	308	6
Provident Bankshares Corp.	172	5
Hancock Holding Co.	166	5
CVB Financial Corp.	236	5
Community Bank System, Inc.	200	5
National Penn Bancshares Inc.	168	5
Irwin Financial Corp.	196	5
NBT Bancorp, Inc.	224	5
Amcore Financial, Inc.	172	5
First Citizens BancShares Class A	41	5
First Charter Corp.	204	5
Riggs National Corp.	200	5
Glacier Bancorp, Inc.	165	5
Frontier Financial Corp.	128	4
First Financial Bankshares, Inc.	108	4
First Community Bancorp	108	4
Gold Banc Corp., Inc.	272	4
Unizan Financial Corp.	152	4
Sterling Bancshares, Inc.	308	4
Harleysville National Corp.	172	4
Boston Private Financial Holdings, Inc.	168	4
Mid-State Bancshares	164	4
PrivateBancorp, Inc.	136	4
Westbanco Inc.	140	4
Prosperity Bancshares, Inc.	144	4
Main Street Banks, Inc.	132	4
Oriental Financial Group Inc.	136	4
City Holding Co.	116	4
Independent Bank Corp. (MI)	136	4
Sandy Spring Bancorp, Inc.	100	3
First Merchants Corp.	128	3
Central Pacific Financial Co.	112	3
Hanmi Financial Corp.	96	3
Independent Bank Corp. (MA)	100	3
First Financial Corp. (IN)	96	3
Bank of the Ozarks, Inc.	112	3
Community Trust Bancorp Inc.	92	3
Capitol Bancorp Ltd.	96	3
First Busey Corp.	144	3
CB Bancshares Inc. (HI)	28	3
Old Second Bancorp, Inc.	96	3
First Community Bancshares, Inc.	80	3
Tompkins Trustco, Inc.	56	3
Integra Bank Corp.	120	2
Republic Bancorp, Inc. Class A	109	2
Simmons First National Corp.	96	2
Seacoast Banking Corp. of Florida	108	2

25

Financials Index Fund	Shares	Market Valueˆ (000)

Midwest Banc Holdings, Inc.	124	$2
Suffolk Bancorp	76	2
Community Banks, Inc.	84	2
Sterling Financial Corp. (PA)	95	2
Banner Corp.	80	2
Washington Trust Bancorp, Inc.	92	2
CoBiz Inc.	144	2
CityBank Lynnwood WA	68	2
S.Y. Bancorp, Inc.	92	2
Columbia Banking System, Inc.	96	2
West Coast Bancorp	104	2
First Bancorp (NC)	64	2
Arrow Financial Corp.	68	2
Capital City Bank Group, Inc.	52	2
First Oak Brook Bancshares, Inc.	68	2
Peoples Bancorp, Inc.	76	2
Peoples Holding Co.	56	2
Omega Financial Corp.	56	2
Lakeland Bancorp, Inc.	112	2
Camden National Corp.	56	2
Bank of Granite Corp.	92	2
Financial Institutions, Inc.	76	2
Peapack Gladstone Financial Corp.	52	2
Union Bankshares Corp.	52	2
Royal Bancshares of Pennsylvania, Inc.	69	2
Farmers Capital Bank Corp.	48	2
Virginia Financial Group, Inc.	48	2
Pennrock Financial Services Corp.	52	2
SCBT Financial Corp.	52	2
NBC Capital Corp.	56	1
BancFirst Corp.	22	1
German American Bancorp	76	1
First Source Corp.	48	1

		6,269

Diversified Financial Services (18.5%)
Citigroup, Inc.	40,785	1,900
American Express Co.	9,014	451
Morgan Stanley	7,909	401
Merrill Lynch & Co., Inc.	7,211	368
Metropolitan Life Insurance Co.	5,998	223
The Goldman Sachs Group, Inc.	2,458	220
Marsh & McLennan Cos., Inc.	3,975	178
CIT Group Inc.	1,668	60
The Chicago Mercantile Exchange	260	35
Leucadia National Corp.	392	21
First National Bankshares of Florida	329	8
* Jones Lang Lasalle Inc.	220	7
F.N.B. Corp.	320	7
* USI Holdings Corp.	316	4
* Rewards Network Inc.	156	1

		3,884

Finance Companies (0.7%)
Capital One Financial Corp.	1,874	127
* Accredited Home Lenders Holding Co.	140	6
* Saxon Capital Inc.	200	5
* Credit Acceptance Corp.	76	1

		139

Financial Data Processing Services
* CompuCredit Corp.	224	4
* eSPEED, Inc. Class A	208	2

		6

Financial Information Services (0.3%)
Moody's Corp.	1,036	71

Finance--Small Loan (0.9%)
SLM Corp.	3,528	138
* AmeriCredit Corp.	1,184	25
* The First Marblehead Corp.	225	9
Student Loan Corp.	31	4
* Nelnet, Inc.	140	$3

		179

Financial Miscellaneous (7.5%)
Fannie Mae	7,660	570
Freddie Mac	5,389	362
MBNA Corp.	9,577	231
Ambac Financial Group, Inc.	840	63
MBIA, Inc.	1,104	63
MGIC Investment Corp.	772	53
Fidelity National Financial, Inc.	1,098	41
Radian Group, Inc.	748	33
* Providian Financial Corp.	2,212	32
Brown & Brown, Inc.	476	21
First American Corp.	540	16
Nationwide Financial Services, Inc.	388	14
New Century Financial Corp.	240	13
* MoneyGram International, Inc.	695	12
* CapitalSource Inc.	300	6
LandAmerica Financial Group, Inc.	128	6
* Financial Federal Corp.	128	4
Stewart Information Services Corp.	116	4
Cash America International Inc.	180	4
* Triad Guaranty, Inc.	72	4
* Metris Cos., Inc.	400	3
Sterling Bancorp	104	3
WFS Financial, Inc.	64	3
Advanta Corp. Class B	120	3
WSFS Financial Corp.	52	3
* Federal Agricultural Mortgage Corp. Class C	72	1

		1,568

Insurance--Life (1.9%)
Prudential Financial, Inc.	4,168	192
The Principal Financial Group, Inc.	2,510	87
Jefferson-Pilot Corp.	1,084	52
* Conseco, Inc.	1,127	19
AmerUs Group Co.	372	15
Delphi Financial Group, Inc.	184	7
The Phoenix Cos., Inc.	656	7
Scottish Re Group Ltd.	244	5
Presidential Life Corp.	204	4
* National Western Life Insurance Co. Class A	17	3
* Universal American Financial Corp.	172	2
* Citizens, Inc.	236	1

		394

Insurance--Multiline (12.2%)
American International Group, Inc.	17,484	1,246
Allstate Corp.	5,274	249
St. Paul Travelers Cos., Inc.	4,993	173
AFLAC Inc.	4,046	162
The Hartford Financial Services Group Inc.	2,308	141
Lincoln National Corp.	1,405	64
Loews Corp.	988	56
Aon Corp.	2,072	54
SAFECO Corp.	985	47
Cincinnati Financial Corp.	1,167	47
Torchmark Corp.	892	46
UnumProvident Corp.	2,256	37
Old Republic International Corp.	1,356	32
* Genworth Financial Inc.	1,133	26
Arthur J. Gallagher & Co.	728	23
* Markel Corp.	68	20
Protective Life Corp.	480	19
Assurant, Inc.	700	19
Unitrin, Inc.	368	15
StanCorp Financial Group, Inc.	204	15
Reinsurance Group of America, Inc.	320	13
* Allmerica Financial Corp.	368	11
American Financial Group, Inc.	284	8
Hilb, Rogal and Hamilton Co.	236	8

26

	Shares	Market Valueˆ (000)

UICI	224	$6
Zenith National Insurance Corp.	132	6
Horace Mann Educators Corp.	296	5
Alfa Corp.	256	4
Max Re Capital Ltd.	164	3
Aspen Insurance Holdings Ltd.	84	2
* CNA Surety Corp.	100	1
Crawford & Co. Class B	172	1
FBL Financial Group, Inc. Class A	15	--

		2,559

Insurance--Property-Casualty (3.5%)
Progressive Corp. of Ohio	1,608	129
The Chubb Corp.	1,482	101
ACE Ltd.	2,202	85
XL Capital Ltd. Class A	1,052	74
The PMI Group Inc.	749	31
Everest Re Group, Ltd.	438	31
White Mountains Insurance Group Inc.	54	27
RenaissanceRe Holdings Ltd.	488	23
W.R. Berkley Corp.	576	23
PartnerRe Ltd.	372	19
Axis Capital Holdings Ltd.	667	16
Mercury General Corp.	276	14
HCC Insurance Holdings, Inc.	444	13
IPC Holdings Ltd.	336	12
Erie Indemnity Co. Class A	244	12
Transatlantic Holdings, Inc.	205	11
Fremont General Corp.	528	11
Commerce Group, Inc.	220	11
Platinum Underwriters Holdings, Ltd.	322	9
* Ohio Casualty Corp.	424	9
Montpelier Re Holdings Ltd.	240	8
* Philadelphia Consolidated Holding Corp.	152	8
* Arch Capital Group Ltd.	196	7
* ProAssurance Corp.	200	7
R.L.I. Corp.	176	7
Selective Insurance Group	188	6
Endurance Specialty Holdings Ltd.	140	5
United Fire & Casualty Co.	68	4
Infinity Property & Casualty Corp.	144	4
* Argonaut Group, Inc.	184	3
Odyssey Re Holdings Corp.	152	3
Midland Co.	124	3
* Navigators Group, Inc.	84	2
State Auto Financial Corp.	72	2
Harleysville Group, Inc.	108	2
PXRE Group Ltd.	92	2
Baldwin & Lyons, Inc. Class B	84	2
PMA Capital Corp. Class A	216	2
Direct General Corp.	36	1

		739

Investment Management Companies (0.9%)
T. Rowe Price Group Inc.	856	42
Allied Capital Corp.	988	25
Janus Capital Group Inc.	1,560	21
SEI Corp.	628	21
Eaton Vance Corp.	476	19
Federated Investors, Inc.	652	19
Waddell & Reed Financial, Inc.	676	15
* Affiliated Managers Group, Inc.	250	12
BlackRock, Inc.	128	9
National Financial Partners Corp.	149	5
MCG Capital Corp.	164	3
Capital Southwest Corp.	28	2
Gabelli Asset Management Inc.	48	2

		195

Multi-Sector Companies (0.9%)
* Berkshire Hathaway Inc. Class B	62	179

Real Estate (0.2%)
The St. Joe Co.	428	$21
Forest City Enterprise Class A	229	13
LNR Property Corp.	136	9
* Trammell Crow Co.	256	3
* Tejon Ranch Co.	62	2

		48

Real Estate Investment Trusts (9.0%)
Equity Office Properties Trust REIT	3,068	88
Simon Property Group, Inc. REIT	1,498	84
Equity Residential REIT	2,100	68
Vornado Realty Trust REIT	893	56
Rouse Co. REIT	803	53
ProLogis REIT	1,344	49
General Growth Properties Inc. REIT	1,588	48
Archstone-Smith Trust REIT	1,504	47
Plum Creek Timber Co. Inc. REIT	1,368	45
Boston Properties, Inc. REIT	776	43
Kimco Realty Corp. REIT	760	38
Duke Realty Corp. REIT	1,040	35
* Host Marriott Corp. REIT	2,576	34
Public Storage, Inc. REIT	676	34
Avalonbay Communities, Inc. REIT	558	34
iStar Financial Inc. REIT	796	32
Developers Diversified Realty Corp. REIT	763	29
Apartment Investment & Management Co.
Class A REIT	752	27
Liberty Property Trust REIT	656	27
Health Care Properties Investors REIT	1,023	26
The Macerich Co. REIT	464	25
AMB Property Corp. REIT	668	25
Weingarten Realty Investors REIT	670	23
Regency Centers Corp. REIT	489	22
Catellus Development Corp. REIT	784	21
Chelsea Property Group REIT	300	21
Mills Corp. REIT	395	20
Federal Realty Investment Trust REIT	440	20
New Plan Excel Realty Trust REIT	776	20
United Dominion Realty Trust REIT	932	20
Hospitality Properties Trust REIT	436	18
Mack-Cali Realty Corp. REIT	404	18
Friedman, Billings, Ramsey Group, Inc. REIT	952	18
Ventas, Inc. REIT	652	18
Reckson Associates Realty Corp. REIT	604	18
Camden Property Trust REIT	372	18
BRE Properties Inc. Class A REIT	440	16
Thornburg Mortgage, Inc. REIT	560	16
Annaly Mortgage Management Inc. REIT	892	16
Realty Income Corp. REIT	360	16
CarrAmerica Realty Corp. REIT	464	15
CenterPoint Properties Corp. REIT	362	15
Rayonier Inc. REIT	328	15
Pan Pacific Retail Properties, Inc. REIT	280	15
First Industrial Realty Trust REIT	372	15
Healthcare Realty Trust Inc. REIT	392	15
Arden Realty Group, Inc. REIT	440	14
HRPT Properties Trust REIT	1,300	14
SL Green Realty Corp. REIT	260	13
CBL & Associates Properties, Inc. REIT	208	13
Shurgard Storage Centers, Inc. Class A REIT	312	12
Impac Mortgage Holdings, Inc. REIT	476	12
Home Properties, Inc. REIT	300	12
Cousins Properties, Inc. REIT	336	12
American Financial Realty Trust REIT	848	12
Brandywine Realty Trust REIT	392	12
Highwood Properties, Inc. REIT	468	12
Essex Property Trust, Inc. REIT	156	12
Taubman Co. REIT	444	11
Health Care Inc. REIT	332	11

27

Financials Index Fund	Shares	Market Valueˆ (000)

Nationwide Health Properties, Inc. REIT	556	$11
Crescent Real Estate, Inc. REIT	688	11
Trizec Properties, Inc. REIT	644	11
Prentiss Properties Trust REIT	284	10
Alexandria Real Estate Equities, Inc. REIT	151	10
Gables Residential Trust REIT	292	10
Pennsylvania REIT	244	9
Washington REIT	288	9
Newcastle Investment Corp. REIT	284	9
Maguire Properties, Inc. REIT	340	8
Post Properties, Inc. REIT	264	8
Senior Housing Properties Trust REIT	440	8
American Home Mortgage Investment Corp. REIT	282	8
Redwood Trust, Inc. REIT	124	7
Colonial Properties Trust REIT	180	7
Kilroy Realty Corp. REIT	192	7
AMLI Residential Properties Trust REIT	232	7
Capital Automotive REIT	220	7
Novastar Financial, Inc. REIT	168	7
Entertainment Properties Trust REIT	173	6
Heritage Property Investment Trust REIT	216	6
LaSalle Hotel Properties REIT	219	6
Glimcher Realty Trust REIT	244	6
Commercial Net Lease Realty REIT	344	6
Glenborough Realty Trust, Inc. REIT	292	6
Lexington Corporate Properties Trust REIT	280	6
PS Business Parks, Inc. REIT	148	6
MFA Mortgage Investments, Inc. REIT	612	6
Corporate Office Properties Trust, Inc. REIT	204	5
National Health Investors REIT	184	5
Equity One, Inc. REIT	264	5
Manufactured Home Communities, Inc. REIT	156	5
Summit Properties, Inc. REIT	188	5
Sun Communities, Inc. REIT	128	5
Mid-America Apartment Communities, Inc. REIT	124	5
* FelCor Lodging Trust, Inc. REIT	408	5
Anthracite Capital Inc. REIT	392	5
EastGroup Properties, Inc. REIT	128	4
RAIT Investment Trust REIT	160	4
CRT Properties, Inc.	180	4
* MeriStar Hospitality Corp. REIT	674	4
Tanger Factory Outlet Centers, Inc. REIT	88	4
Getty Realty Holding Corp. REIT	148	4
Cornerstone Realty Income Trust, Inc. REIT	380	4
Sovran Self Storage, Inc. REIT	92	4
Saul Centers, Inc. REIT	108	4
Bedford Property Investors, Inc. REIT	116	4
Parkway Properties Inc. REIT	72	3
Equity Inns, Inc. REIT	356	3
Ramco-Gershenson Properties Trust REIT	116	3
Kramont Realty Trust REIT	168	3
Innkeepers USA Trust REIT	260	3
U.S. Restaurant Properties, Inc. REIT	177	3
Anworth Mortgage Asset Corp. REIT	256	3
Town & Country Trust REIT	112	3
Investors Real Estate Trust REIT	256	3
Universal Health Realty Income REIT	80	2
Urstadt Biddle Properties Class A REIT	128	2
Acadia Realty Trust REIT	126	2
Capstead Mortgage Corp. REIT	96	1
Mission West Properties Inc. REIT	124	1
Urstadt Biddle Properties REIT	48	1

		1,887

Rent & Lease Services--Commercial
GATX Corp.	340	9

Savings & Loan (4.4%)
Washington Mutual, Inc.	6,891	268
Golden West Financial Corp.	1,056	114
Charter One Financial, Inc.	1,750	$78
Sovereign Bancorp, Inc.	2,745	60
New York Community Bancorp, Inc.	1,841	39
Green Point Financial Corp.	772	34
Independence Community Bank Corp.	627	25
Astoria Financial Corp.	560	21
Hudson City Bancorp, Inc.	528	18
Webster Financial Corp.	362	18
IndyMac Bancorp, Inc.	484	17
Washington Federal Inc.	642	17
People's Bank	342	11
Westcorp, Inc.	252	10
MAF Bancorp, Inc.	228	10
W Holding Co., Inc.	516	9
Provident Financial Services Inc.	504	9
Downey Financial Corp.	166	9
Commercial Federal Corp.	304	8
* Sterling Financial Corp.	224	7
First Niagara Financial Group, Inc.	580	7
Capitol Federal Financial	208	7
Commercial Capital Bancorp, Inc.	323	7
BankAtlantic Bancorp, Inc. Class A	376	7
Waypoint Financial Corp.	240	7
Bank Mutual Corp.	548	6
Brookline Bancorp, Inc.	400	6
* BankUnited Financial Corp.	200	6
* First Federal Financial Corp.	116	5
Harbor Florida Bancshares, Inc.	164	5
Flagstar Bancorp, Inc.	216	5
First Republic Bank	104	5
First Federal Capital Corp.	152	5
Dime Community Bancshares	264	4
PFF Bancorp, Inc.	116	4
Anchor Bancorp Wisconsin Inc.	164	4
Hudson River Bancorp. Inc.	212	4
Fidelity Bankshares, Inc.	104	4
Northwest Bancorp, Inc.	169	4
Net.Bank, Inc.	332	4
TierOne Corp.	156	3
Great Southern Bancorp, Inc.	96	3
IBERIABANK Corp.	48	3
United Community Financial Corp.	240	3
First Financial Holdings, Inc.	88	3
Quaker City Bancorp, Inc.	44	2
* Ocwen Financial Corp.	264	2
Flushing Financial Corp.	132	2
OceanFirst Financial Corp.	96	2
First Indiana Corp.	108	2
* ITLA Capital Corp.	44	2
First Place Financial Corp.	92	2
Partners Trust Financial Group, Inc.	143	1
Pennfed Financial Services, Inc.	48	1
Citizens 1st Bancorp, Inc.	60	1
Charter Financial Corp.	27	1

		921

Securities Brokers & Services (3.2%)
Countrywide Financial Corp.	4,266	152
Lehman Brothers Holdings, Inc.	1,928	142
Charles Schwab Corp.	7,900	75
Bear Stearns Co., Inc.	773	68
Franklin Resources Corp.	1,244	66
Legg Mason Inc.	497	40
* E*TRADE, Group, Inc.	2,616	31
A.G. Edwards & Sons, Inc.	552	19
American Capital Strategies, Ltd.	598	19
* Ameritrade Holding Corp.	1,632	19
Jefferies Group, Inc.	384	13
Raymond James Financial, Inc.	504	12
* Knight Trading Group, Inc.	788	7

28

	Shares	Market Valueˆ (000)

* Investment Technology Group, Inc.	328	$5
Nuveen Investments, Inc. Class A	136	4
* LaBranche & Co. Inc.	412	3
SWS Group, Inc.	116	2
Advanta Corp. Class A	68	2
* Instinet Group Inc.	117	1

		680

Services--Commercial
* Clark, Inc.	128	2

TOTAL INVESTMENTS
(Cost $21,279)		21,006

OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets--Note B		60
Liabilities		(72)

		(12)

NET ASSETS (100%)		$20,994

•See Note A in Notes to Financial Statements.
*Non-income-producing security.

Amount (000)
AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$20,972
Undistributed Net Investment Income	290
Accumulated Net Realized Gains	5
Unrealized Depreciation	(273)

NET ASSETS	$20,994

Admiral Shares--Net Assets
Applicable to 30,285 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$768

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$25.35

VIPER Shares--Net Assets
Applicable to 400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$20,226

NET ASSET VALUE PER SHARE--VIPER SHARES	$50.57

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

29

Health Care Index Fund	Shares	Market Valueˆ (000)
COMMON STOCKS (100.1%)

Biotech Research & Production (12.6%)
* Amgen, Inc.	24,285	$1,440
* Genentech, Inc.	8,907	434
* Biogen Idec Inc.	6,374	378
Baxter International, Inc.	11,499	351
* Genzyme Corp.-General Division	4,244	229
* Chiron Corp.	2,109	89
* Celgene Corp.	1,527	87
* Millennium Pharmaceuticals, Inc.	5,412	64
* ImClone Systems, Inc.	1,131	60
* Cephalon, Inc.	1,049	49
* Millipore Corp.	922	46
* Invitrogen Corp.	927	46
* OSI Pharmaceuticals, Inc.	731	44
* Charles River Laboratories, Inc.	864	38
* Neurocrine Biosciences, Inc.	661	33
* IDEXX Laboratories Corp.	651	32
* Protein Design Labs, Inc.	1,673	31
* ICOS Corp.	1,128	29
* Martek Biosciences Corp.	548	29
* Human Genome Sciences, Inc.	2,180	23
* Telik, Inc.	818	15
* NPS Pharmaceuticals Inc.	718	15
* Abgenix, Inc.	1,488	15
* Vicuron Pharmaceuticals Inc.	990	15
* Applera Corp.-Celera Genomics Group	1,364	15
* Nabi Biopharmaceuticals	1,072	13
* Enzon Pharmaceuticals, Inc.	822	11
* Exelixis, Inc.	1,293	10
* Serologicals Corp.	475	10
* ArthroCare Corp.	406	10
* Integra LifeSciences Holdings	324	10
* Incyte Corp.	1,388	9
* Myriad Genetics, Inc.	573	9
* Tanox, Inc.	544	9
* Encysive Pharmaceuticals, Inc.	1,110	9
* Transkaryotic Therapies, Inc.	532	8
* Discovery Laboratories, Inc.	989	8
* Alexion Pharmaceuticals, Inc.	457	7
* Cell Genesys, Inc.	886	7
* Cell Therapeutics, Inc.	1,183	7
* Cubist Pharmaceuticals, Inc.	836	7
* Digene Corp.	258	6
* Zymogenetics, Inc.	432	6
* Kensey Nash Corp.	186	5
* InterMune Inc.	492	5
* Corixa Corp.	1,078	5
* CuraGen Corp.	909	5
* Lexicon Genetics Inc.	779	5
* Albany Molecular Research, Inc.	432	5
* Diversa Corp.	541	4
* Geron Corp.	689	4
* Antigenics, Inc.	623	4
* Maxygen Inc.	357	3
* XOMA Ltd.	1,379	3
* Savient Pharmaceuticals Inc.	1,546	3
* ARIAD Pharmaceuticals, Inc.	687	3
* Trimeris, Inc.	240	3
* Genta Inc.	636	2
* Immunomedics Inc.	556	2
* Exact Sciences Corp.	312	3

		3,827

Computer Services Software & Systems
* Dendrite International, Inc.	731	9
* The TriZetto Group, Inc.	520	3

		12

Consumer Products (0.1%)
Matthews International Corp.	603	$21

Drugs & Pharmaceuticals (55.6%)
Pfizer Inc.	143,180	4,678
Johnson & Johnson	55,729	3,238
Merck & Co., Inc.	41,768	1,878
Eli Lilly & Co.	19,050	1,209
Abbott Laboratories	27,889	1,163
Wyeth	25,032	915
Bristol-Myers Squibb Co.	36,449	865
Schering-Plough Corp.	27,593	509
Cardinal Health, Inc.	8,169	369
* Forest Laboratories, Inc.	6,907	317
* Gilead Sciences, Inc.	4,015	278
Allergan, Inc.	2,459	184
AmerisourceBergen Corp.	2,102	114
* MedImmune Inc.	4,652	111
Mylan Laboratories, Inc.	5,026	88
* Sepracor Inc.	1,598	79
* Hospira, Inc.	2,784	77
* IVAX Corp.	3,463	67
* Barr Pharmaceuticals Inc.	1,606	63
* King Pharmaceuticals, Inc.	4,520	56
* Watson Pharmaceuticals, Inc.	1,936	53
Medicis Pharmaceutical Corp.	1,029	38
Valeant Pharmaceuticals International	1,566	37
* MGI Pharma, Inc.	1,314	31
* Amylin Pharmaceuticals, Inc.	1,495	30
* Andrx Group	1,361	27
* PAR Pharmaceutical Cos. Inc.	656	27
Perrigo Co.	1,183	23
* Onyx Pharmaceuticals, Inc.	614	23
* Pharmion Corp.	421	21
* The Medicines Co.	802	20
* Nektar Therapeutics	1,546	20
* Endo Pharmaceuticals Holdings, Inc.	1,112	19
* Alkermes, Inc.	1,673	18
* ILEX Oncology, Inc.	695	17
* Connetics Corp.	660	17
* Priority Healthcare Corp. Class B	690	15
* Vertex Pharmaceuticals, Inc.	1,466	14
* Salix Pharmaceuticals, Ltd.	606	14
* Eon Labs, Inc.	498	13
* American Pharmaceuticals Partners, Inc.	400	12
* Atrix Laboratories, Inc.	406	12
* AtheroGenics, Inc.	712	12
* United Therapeutics Corp.	388	12
* Kos Pharmaceuticals, Inc.	312	11
* Ligand Pharmaceuticals Inc. Class B	1,121	11
Alpharma, Inc. Class A	801	11
* Inspire Pharmaceuticals, Inc.	737	11
* Impax Laboratories, Inc.	703	10
* Dendreon Corp.	1,010	10
* K-V Pharmaceutical Co. Class A	576	9
* First Horizon Pharmaceutical Corp.	512	9
* Noven Pharmaceuticals, Inc.	453	9
* Medarex, Inc.	1,463	8
* BioMarin Pharmaceutical Inc.	1,346	8
* CV Therapeutics, Inc.	612	8
* Adolor Corp.	605	7
* Enzo Biochem, Inc.	489	7
* Isis Pharmaceuticals, Inc.	1,056	6
* Regeneron Pharmaceuticals, Inc.	456	4
* Pozen Inc.	463	4
* ImmunoGen, Inc.	702	4
* K-V Pharmaceutical Co. Class B	150	3
* SciClone Pharmaceuticals, Inc.	492	2
* NeoPharm, Inc.	252	1

30

	Shares	Market Valueˆ (000)
* Lannett Company, Inc.	124	$1
* PRAECIS Pharmaceuticals Inc.	580	1
* Columbia Laboratories Inc.	440	1
* aaiPharma Inc.	212	1

		16,940

Electronics--Medical Systems (4.8%)
Medtronic, Inc.	22,763	1,132
* Varian Medical Systems, Inc.	2,569	85
* Thermo Electron Corp.	3,104	82
* Affymetrix, Inc.	1,130	31
* VISX Inc.	912	20
* eResearch Technology, Inc.	912	18
* Intuitive Surgical, Inc.	594	14
* Haemonetics Corp.	410	13
Analogic Corp.	243	10
Datascope Corp.	219	8
* Hologic, Inc.	422	8
* Wilson Greatbatch Technologies, Inc.	400	7
* EPIX Medical, Inc.	326	6
* Possis Medical Inc.	351	6
* Zoll Medical Corp.	165	6
* CardioDynamics International Corp.	895	5
* CTI Molecular Imaging, Inc.	451	4
* Bruker BioSciences Corp.	561	2

		1,457

Electronics--Technology (0.1%)
PerkinElmer, Inc.	2,271	40

Financial Data Processing Services
NDC Health Corp.	682	9

Funeral Parlors & Cemeteries (0.2%)
* Service Corp. International	5,690	34
* Stewart Enterprises, Inc. Class A	1,849	13

		47

Health & Personal Care (2.8%)
* Anthem, Inc.	2,588	210
McKesson Corp.	5,181	160
* Medco Health Solutions, Inc.	5,078	159
* Express Scripts Inc.	1,163	74
* Lincare Holdings, Inc.	1,857	60
Omnicare, Inc.	1,936	56
* Apria Healthcare Group Inc.	948	27
* Inveresk Research Group Inc.	605	21
* Accredo Health, Inc.	903	20
* Province Healthcare Co.	927	18
* Odyssey Healthcare, Inc.	651	12
* IDX Systems Corp.	368	11
* LabOne, Inc.	332	10
* Gentiva Health Services, Inc.	415	6
* VistaCare, Inc.	283	5
* Alliance Imaging, Inc.	136	1

		850

Health Care Facilities (3.5%)
HCA Inc.	8,347	324
Quest Diagnostics, Inc.	1,554	133
* Laboratory Corp. of America Holdings	2,688	112
* Tenet Healthcare Corp.	8,723	91
Health Management Associates Class A	4,550	87
* DaVita, Inc.	1,840	56
Manor Care, Inc.	1,675	51
* Triad Hospitals, Inc.	1,422	45
* Renal Care Group, Inc.	1,278	40
* Pharmaceutical Product Development, Inc.	948	32
* LifePoint Hospitals, Inc.	678	20
* United Surgical Partners International, Inc.	447	16
* American Healthways Inc.	570	15
* Beverly Enterprises, Inc.	2,027	15
* Kindred Healthcare, Inc.	555	14
* Sunrise Senior Living, Inc.	354	13
* Genesis Healthcare Corp.	301	9
National Healthcare Corp.	128	3
* Specialty Laboratories, Inc.	226	3

		1,079

Health Care Management Services (7.3%)
UnitedHealth Group Inc.	12,521	828
* WellPoint Health Networks Inc. Class A	2,913	286
Aetna Inc.	2,880	267
* Caremark Rx, Inc.	8,151	234
IMS Health, Inc.	4,400	103
* Humana Inc.	2,887	55
* Health Net Inc.	2,113	55
* PacifiCare Health Systems, Inc.	1,606	52
Universal Health Services Class B	1,020	46
* WebMD Corp.	5,510	40
* Community Health Systems, Inc.	1,481	37
* Pediatrix Medical Group, Inc.	457	32
* First Health Group Corp.	1,708	26
* AMERIGROUP Corp.	462	24
* Cerner Corp.	536	23
* Sierra Health Services, Inc.	457	20
* Centene Corp.	391	15
Select Medical Corp.	1,076	14
* AmSurg Corp.	564	13
* Eclipsys Corp.	798	12
* Molina Healthcare Inc.	268	9
* Per-Se Technologies, Inc.	527	7
Hooper Holmes, Inc.	1,103	5
* OCA Inc.	830	4
* CorVel Corp.	120	3
Computer Programs and Systems, Inc.	116	2

		2,212

Identification Control & Filter Devices (0.4%)
* Waters Corp.	2,237	97
Mine Safety Appliances Co.	487	19

		116

Insurance--Multiline (0.7%)
CIGNA Corp.	2,642	176
* WellChoice Inc.	628	22

		198

Medical & Dental Instruments & Supplies (10.5%)
* Boston Scientific Corp.	11,733	419
Guidant Corp.	5,850	350
* Zimmer Holdings, Inc.	4,562	325
Becton, Dickinson & Co.	4,753	229
Stryker Corp.	4,880	221
* St. Jude Medical, Inc.	3,287	221
Biomet, Inc.	4,553	208
C.R. Bard, Inc.	1,948	109
* Patterson Cos	962	70
DENTSPLY International Inc.	1,354	69
Beckman Coulter, Inc.	1,168	65
Bausch & Lomb, Inc.	986	65
* Cytyc Corp.	2,056	49
* Henry Schein, Inc.	778	48
* Edwards Lifesciences Corp.	1,119	40
* Kinetic Concepts, Inc.	750	37
* Dade Behring Holdings Inc.	710	37
Cooper Cos., Inc.	608	35
* Respironics, Inc.	645	34
* Gen-Probe Inc.	919	33
* ResMed Inc.	630	30
* INAMED Corp.	565	30
* STERIS Corp.	1,309	30
Mentor Corp.	821	29
* Techne Corp.	731	28
Invacare Corp.	536	24
* Advanced Medical Optics, Inc.	551	21

31

Health Care Index Fund	Shares	Market Valueˆ (000)

* Sybron Dental Specialties, Inc.	720	$20
Owens & Minor, Inc. Holding Co.	735	18
Diagnostic Products Corp.	408	17
* Ocular Sciences, Inc.	368	16
* Bio-Rad Laboratories, Inc. Class A	313	16
PolyMedica Corp.	493	15
* PSS World Medical, Inc.	1,318	14
* American Medical Systems Holdings, Inc.	437	14
* Biosite Inc.	278	13
* Ventana Medical Systems, Inc.	267	13
* CONMED Corp.	527	13
* Sola International Inc.	600	12
* Immucor Inc.	554	11
* Advanced Neuromodulation Systems, Inc.	381	11
West Pharmaceutical Services, Inc.	277	11
Arrow International, Inc.	367	10
* Wright Medical Group, Inc.	347	9
* DJ Orthopedics Inc.	436	9
* Thoratec Corp.	866	9
* Viasys Healthcare Inc.	575	8
* Merit Medical Systems, Inc.	418	7
* Align Technology, Inc.	451	7
* Kyphon Inc.	304	7
* SurModics, Inc.	281	7
* Cyberonics, Inc.	376	6
* Molecular Devices Corp.	279	6
* SonoSite, Inc.	255	6
* ICU Medical, Inc.	215	6
* OraSure Technologies, Inc.	718	5
Vital Signs, Inc.	142	4
* Conceptus, Inc.	432	4
Young Innovations, Inc.	132	4
* Inverness Medical Innovations, Inc.	212	3
* Closure Medical Corp.	152	3

		3,190

Medical Services (0.5%)
* Coventry Health Care Inc.	1,412	72
* Covance, Inc.	1,176	44
* VCA Antech, Inc.	1,460	28
* PAREXEL International Corp.	500	10
* RehabCare Group, Inc.	278	6
* Hanger Orthopedic Group, Inc.	358	2

		162

Multi-Sector Companies (0.2%)
Hillenbrand Industries, Inc.	1,046	59

Retail (0.4%)
* Fisher Scientific International Inc.	2,125	121

Scientific Equipment &Supplies (0.3%)
Applera Corp.-Applied Biosystems Group	3,867	74
* Varian, Inc.	653	26
* Bioveris Corp.	264	2

		102

Services--Commercial (0.1%)
CHEMED CORP	202	11
* The Advisory Board Co.	294	9
* Cross Country Healthcare, Inc.	397	6
* AMN Healthcare Services, Inc.	385	4
* Medical Staffing Network Holdings, Inc.	136	1

		31

TOTAL COMMON STOCKS
(Cost $31,651)		30,473

TEMPORARY CASH INVESTMENT (0.3%)

Vanguard Market Liquidity Fund, 1.52%**
(Cost $95)	94,840	$95

TOTAL INVESTMENTS (100.4%)
(Cost $31,746)		30,568

OTHER ASSETS AND LIABILITIES (-0.4%)

Other Assets--Note B		78
Liabilities		(201)
		(123)

NET ASSETS (100%)		$30,445

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)
AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$31,477
Undistributed Net Investment Income	153
Accumulated Net Realized Losses	(7)
Unrealized Depreciation	(1,178)

NET ASSETS	$30,445

Admiral Shares--Net Assets
Applicable to 470,955 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$11,287

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$23.97

VIPER Shares--Net Assets
Applicable to 400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$19,158

NET ASSET VALUE PER SHARE--VIPER SHARES	$47.90

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

32

Information Technology Index Fund	Shares	Market Valueˆ (000)
COMMON STOCKS (99.6%)
Advertising Agencies
* ValueClick, Inc.	616	$4
* aQuantive, Inc.	296	3

		7

Biotech Research &Production
* Accelrys Inc.	150	1

Chemicals
* Cabot Microelectronics Corp.	220	7

Commercial Information Services (0.1%)
* Ask Jeeves, Inc.	352	9
* CMGI Inc.	3,366	4
* infoUSA Inc.	232	2
* Neoforma, Inc.	160	2

		17

Communications Technology (17.7%)
* Cisco Systems, Inc.	60,548	1,136
QUALCOMM Inc.	14,458	550
Motorola, Inc.	21,043	340
* Corning, Inc.	12,049	122
* Lucent Technologies, Inc.	37,868	119
* Juniper Networks, Inc.	4,005	92
* Avaya Inc.	3,764	46
* JDS Uniphase Corp.	12,325	38
Scientific-Atlanta, Inc.	1,371	37
* NCR Corp.	843	37
* Tellabs, Inc.	3,532	32
* Comverse Technology, Inc.	1,714	30
Harris Corp.	594	29
* McAfee Inc.	1,439	28
Symbol Technologies, Inc.	2,163	28
* ADC Telecommunications, Inc.	7,288	16
* 3Com Corp.	3,360	15
* UTStarcom, Inc.	890	14
* Advanced Fibre Communications, Inc.	775	13
ADTRAN Inc.	492	13
* Avocent Corp.	414	12
* TIBCO Software Inc.	1,760	11
* Brocade Communications Systems, Inc.	2,140	11
* CommScope, Inc.	492	10
Anixter International Inc.	258	9
* Foundry Networks, Inc.	988	9
* Tekelec	444	8
* CIENA Corp.	4,429	8
* CSG Systems International, Inc.	466	7
* Ditech Communications Corp.	278	6
* Sycamore Networks, Inc.	1,560	6
Black Box Corp.	163	6
* j2 Global Communications, Inc.	192	5
* Extreme Networks, Inc.	968	4
* WebEx Communications, Inc.	229	4
* ViaSat, Inc.	216	4
* Aspect Communications Corp.	500	4
* Harmonic, Inc.	680	4
* SeaChange International, Inc.	224	3
Inter-Tel, Inc.	168	3
* Enterasys Networks, Inc.	1,704	3
Bel Fuse, Inc. Class B	68	3
* InterVoice, Inc.	284	3
* Remec, Inc.	488	3
* Inet Technologies, Inc.	207	2
Talx Corp.	112	2
* Standard Microsystem Corp.	140	2
* Anaren, Inc.	180	2
* Secure Computing Corp.	284	2
* Westell Technologies, Inc.	408	2
* Stratex Networks, Inc.	688	2
* Finisar Corp.	1,268	2
* Echelon Corp.	232	2
* Ixia	184	1
* Entrust, Inc.	528	1
* Avanex Corp.	620	1
* Oplink Communications, Inc.	800	1
* Net2Phone, Inc.	368	1
* Ulticom, Inc.	112	1
* Verso Technologies, Inc.	952	1
Bel Fuse, Inc. Class A	24	1

		2,907

Computer Services Software & Systems (25.2%)
Microsoft Corp.	87,022	2,376
* Oracle Corp.	34,958	349
* Symantec Corp.	2,824	135
Computer Associates International, Inc.	4,228	102
Adobe Systems, Inc.	2,113	97
* Computer Sciences Corp.	1,717	80
* Intuit, Inc.	1,703	72
* Veritas Software Corp.	3,861	65
* Affiliated Computer Services, Inc. Class A	1,111	60
* PeopleSoft, Inc.	3,047	53
Autodesk, Inc.	1,028	46
* Siebel Systems, Inc.	4,254	32
* Cognizant Technology Solutions Corp.	1,124	31
* BMC Software, Inc.	2,016	30
* Cadence Design Systems, Inc.	2,344	29
* Mercury Interactive Corp.	816	28
* Ceridian Corp.	1,332	25
* Citrix Systems, Inc.	1,471	23
* QLogic Corp.	842	22
* BEA Systems, Inc.	3,236	21
* Novell, Inc.	3,404	20
Acxiom Corp.	708	16
* Compuware Corp.	3,480	16
* Red Hat, Inc.	1,224	15
Reynolds & Reynolds Class A	599	15
* Hyperion Solutions Corp.	357	13
National Instruments Corp.	486	13
* CACI International, Inc.	257	13
* Macromedia, Inc.	620	12
* Akamai Technologies, Inc.	892	12
* Sybase, Inc.	888	12
* Parametric Technology Corp.	2,412	12
* BearingPoint, Inc.	1,386	11
* Electronics for Imaging, Inc.	481	10
* Macrovision Corp.	371	9
* Anteon International Corp.	251	8
* Wind River Systems Inc.	700	8
* MICROS Systems, Inc.	155	7
* Websense, Inc.	184	7
* Ascential Software Corp.	529	7
* Mentor Graphics Corp.	608	7
* F5 Networks, Inc.	268	7
* Borland Software Corp.	772	6
* Progress Software Corp.	311	6
* Digital River, Inc.	256	6
* Keane, Inc.	428	6
* SafeNet, Inc.	210	6
* Zoran Corp.	377	6
* Internet Security Systems, Inc.	412	6
* Manhattan Associates, Inc.	248	6
* Openwave Systems Inc.	604	6
* ANSYS, Inc.	124	6
* SRA International, Inc.	121	5
* Gartner, Inc. Class A	454	5
* Transaction Systems Architects, Inc.	318	5
* Sapient Corp.	704	5

33

Information Technology Index Fund	Shares	Market Valueˆ (000)
* RealNetworks, Inc.	963	$5
* Epicor Software Corp.	464	5
* SERENA Software, Inc.	292	5
* NetIQ Corp.	468	5
* Informatica Corp.	668	4
* Altiris, Inc.	160	4
* MicroStrategy Inc.	109	4
* Ariba, Inc.	504	4
* Quest Software, Inc.	368	4
* Verity, Inc.	312	4
* Ciber, Inc.	528	4
* ScanSoft, Inc.	816	3
* Magma Design Automation, Inc.	207	3
* Agile Software Corp.	428	3
* Digitas Inc.	445	3
* Micromuse Inc.	744	3
* Lionbridge Technologies, Inc.	368	3
* Verint Systems Inc.	93	3
* Concur Technologies, Inc.	268	3
* Vignette Corp.	2,308	3
* Packeteer, Inc.	264	3
* SonicWALL, Inc.	464	2
* Interwoven Inc.	328	2
* E.piphany Inc.	612	2
* SupportSoft, Inc.	235	2
* EPIQ Systems, Inc.	148	2
* Opsware, Inc.	372	2
* JDA Software Group, Inc.	236	2
* Lawson Software Inc.	395	2
* ManTech International Corp.	136	2
* Tyler Technologies, Inc.	236	2
* ActivCard Corp.	348	2
* Keynote Systems Inc.	156	2
* Pinnacle Systems, Inc.	540	2
* SPSS, Inc.	144	2
* MRO Software Inc.	204	2
* MatrixOne, Inc.	400	2
* MSC Software Corp.	252	2
* OpenTV Corp.	680	2
* webMethods, Inc.	432	2
* Netegrity, Inc.	288	2
* PalmSource, Inc.	76	2
* Retek Inc.	448	2
* Digimarc Corp.	164	1
Integral Systems, Inc.	80	1
* Manugistics Group, Inc.	584	1
* WatchGuard Technologies, Inc.	272	1
* Concord Communications, Inc.	148	1
* Tier Technologies, Inc.	148	1
* SeeBeyond Technology Corp.	388	1
* Blue Coat Systems, Inc.	75	1
* PEC Solutions, Inc.	97	1
* PDF Solutions, Inc.	108	1
* Embarcadero Technologies, Inc.	107	1
Syntel, Inc.	53	1
* Pegasystems Inc.	88	1

		4,141

Computer Technology (20.8%)
International Business Machines Corp.	15,092	1,278
* Dell Inc.	20,333	708
Hewlett-Packard Co.	25,826	462
* EMC Corp.	21,763	234
* Apple Computer, Inc.	3,368	116
* Sun Microsystems, Inc.	29,710	114
Electronic Data Systems Corp.	4,638	89
* Network Appliance, Inc.	2,940	59
* SanDisk Corp.	1,387	32
* Zebra Technologies Corp. Class A	559	32
* Unisys Corp.	2,944	30
* Storage Technology Corp.	1,012	25
* Synopsys, Inc.	1,384	22
Seagate Technology	1,694	19
* Ingram Micro, Inc. Class A	1,110	16
* NVIDIA Corp.	1,301	16
* Western Digital Corp.	1,844	14
* PalmOne, Inc.	352	11
Imation Corp.	318	11
* Perot Systems Corp.	694	9
* Maxtor Corp.	2,188	9
* RSA Security Inc.	588	9
* Gateway, Inc.	1,992	9
* Emulex Corp.	738	8
* Intergraph Corp.	300	8
* Adaptec, Inc.	1,000	7
* FileNET Corp.	326	6
* UNOVA, Inc.	424	6
* Hutchinson Technology, Inc.	231	6
* Advanced Digital Information Corp.	520	5
* McDATA Corp. Class A	772	4
* Synaptics Inc.	204	4
* Lexar Media, Inc.	628	4
* Quantum Corp.	1,472	3
* Silicon Graphics, Inc.	2,086	3
* InFocus Corp.	328	3
* Cray Inc.	684	3
* Dot Hill Systems Corp.	340	3
* Komag, Inc.	168	2
Iomega Corp.	428	2
* Safeguard Scientifics, Inc.	992	2
* McDATA Corp.	284	1
* FalconStor Software, Inc.	184	1
* Neoware Systems, Inc.	128	1
* CompuCom Systems, Inc.	212	1
* Concurrent Computer Corp.	516	1
* Computer Network Technology Corp.	224	1

		3,409

Consumer Electronics (3.4%)
* Yahoo! Inc.	10,722	306
* Electronic Arts Inc.	2,672	133
* VeriSign, Inc.	2,244	39
* Activision, Inc.	1,248	18
* Earthlink, Inc.	1,423	14
* Take-Two Interactive Software, Inc.	387	13
* CNET Networks, Inc.	1,064	9
* InfoSpace, Inc.	224	9
* THQ Inc.	340	6
* DoubleClick Inc.	1,140	6
* United Online, Inc.	428	4
* Midway Games Inc.	332	4
* Atari, Inc.	304	0

		561

Diversified Financial Services (0.1%)
* BISYS Group, Inc.	1,096	16

Education--Services
Renaissance Learning, Inc.	83	2

Electrical & Electronics (0.2%)
* Benchmark Electronics, Inc.	332	10
* Power Integrations, Inc.	264	5
* Plexus Corp.	379	4
* TTM Technologies, Inc.	288	3
* OSI Systems Inc.	120	2
* Universal Display Corp.	184	2

		26

Electrical Equipment & Components (0.4%)
Molex, Inc. Class A	761	19
Molex, Inc.	532	15

34

	Shares	Market Valueˆ (000)
* Littelfuse, Inc.	180	$7
* Technitrol, Inc.	332	6
* MKS Instruments, Inc.	307	4
* Taser International Inc.	147	4
CTS Corp.	288	3
Cohu, Inc.	176	3

		61

Electronics (1.3%)
* Flextronics International Ltd.	4,976	62
* Sanmina-SCI Corp.	4,607	32
* Amphenol Corp.	710	21
* FLIR Systems, Inc.	293	17
* Vishay Intertechnology, Inc.	1,300	17
* Semtech Corp.	654	12
* Avid Technology, Inc.	248	11
* Aeroflex, Inc.	748	8
AVX Corp.	541	6
Agilysys, Inc.	268	4
Methode Electronics, Inc. Class A	292	4
Park Electrochemical Corp.	164	4
BEI Technologies, Inc.	120	3
* Daktronics, Inc.	125	3
* Kopin Corp.	576	2
* Drexler Technology Corp.	88	1

		207

Electronics--Gauge &Meter (0.3%)
Tektronix, Inc.	753	22
* Mettler-Toledo International Inc.	368	17
* Itron, Inc.	172	3
Keithley Instruments Inc.	112	2
* Metrologic Instruments, Inc.	68	1

		45

Electronics--Semiconductors/Components (16.7%)
Intel Corp.	58,113	1,237
Texas Instruments, Inc.	15,446	302
Maxim Integrated Products, Inc.	2,980	129
Analog Devices, Inc.	3,330	116
Linear Technology Corp.	2,834	101
Xilinx, Inc.	3,103	85
* Altera Corp.	3,420	65
* Broadcom Corp.	2,224	60
* Micron Technology, Inc.	4,984	57
Microchip Technology, Inc.	1,873	49
* National Semiconductor Corp.	3,376	45
* Marvell Technology Group Ltd.	1,668	39
* Advanced Micro Devices, Inc.	3,148	36
* Jabil Circuit, Inc.	1,425	29
Intersil Corp.	1,343	23
* Arrow Electronics, Inc.	1,036	22
* International Rectifier Corp.	573	19
* Avnet, Inc.	1,092	17
* LSI Logic Corp.	3,448	17
* Cree, Inc.	661	17
* Freescale Semiconductor Inc.	1,100	15
* PMC Sierra Inc.	1,560	15
* Integrated Circuit Systems, Inc.	643	14
* Atmel Corp.	3,832	13
* Fairchild Semiconductor International, Inc.	904	11
* Skyworks Solutions, Inc.	1,332	11
* Cypress Semiconductor Corp.	1,084	11
* Integrated Device Technology Inc.	964	10
* Rambus Inc.	785	10
* Agere Systems Inc. Class B	8,144	10
* Applied Micro Circuits Corp.	2,732	9
* Agere Systems Inc. Class A	7,143	9
* Silicon Laboratories Inc.	244	8
* RF Micro Devices, Inc.	1,532	8
* MEMC Electronic Materials, Inc.	812	7
* Silicon Image, Inc.	588	6
* Micrel, Inc.	616	6
* Conexant Systems, Inc.	3,647	5
* SigmaTel Inc.	322	5
* Microsemi Corp.	480	5
* Artisan Components, Inc.	184	5
* Exar Corp.	362	5
* Vitesse Semiconductor Corp.	1,960	5
* Tessera Technologies, Inc.	249	5
* DSP Group Inc.	253	5
* Lattice Semiconductor Corp.	1,036	5
* OmniVision Technologies, Inc.	448	5
* Silicon Storage Technology, Inc.	788	5
* TriQuint Semiconductor, Inc.	1,116	4
* Cirrus Logic, Inc.	796	4
* ON Semiconductor Corp.	1,264	4
* Amkor Technology, Inc.	929	4
* FormFactor Inc.	196	3
* Pixelworks, Inc.	320	3
* Genesis Microchip Inc.	264	3
* Actel Corp.	208	3
* Excel Technology, Inc.	100	2
* Integrated Silicon Solution, Inc.	311	2
* Mindspeed Technologies, Inc.	756	2
* Pericom Semiconductor Corp.	212	2
* ESS Technology, Inc.	277	2
* Transmeta Corp.	1,188	2
* Siliconix, Inc.	48	2
* Planar Systems, Inc.	120	1
* IXYS Corp.	172	1
* White Electronic Designs Corp.	200	1
* Monolithic System Technology, Inc.	178	1
* Virage Logic Corp.	76	1

		2,740

Electronics--Technology (0.5%)
* Solectron Corp.	7,796	40
* Trimble Navigation Ltd.	442	12
* The Titan Corp.	668	9
* Coherent, Inc.	266	7
* ScanSource, Inc.	109	7
* KEMET Corp.	716	6
* Checkpoint Systems, Inc.	293	4
* Identix, Inc.	716	3

		88

Financial Data Processing Services (5.6%)
First Data Corp.	7,812	330
Automatic Data Processing, Inc.	5,260	209
Paychex, Inc.	3,076	91
* Fiserv, Inc.	1,750	61
* SunGard Data Systems, Inc.	2,594	60
* DST Systems, Inc.	592	27
Certegy, Inc.	592	23
* CheckFree Corp.	639	17
Fair, Isaac, Inc.	646	17
* Alliance Data Systems Corp.	355	14
* Kronos, Inc.	270	12
Jack Henry & Associates Inc.	636	12
Global Payments Inc.	250	11
Total System Services, Inc.	336	7
* eFunds Corp.	420	6
* Digital Insight Corp.	272	4
* Advent Software, Inc.	234	4
* InterCept, Inc.	168	3
* CCC Information Services Group	120	2
* iPayment Holdings, Inc.	58	2
* Portal Software, Inc.	344	1

		913

Financial Information Services (0.1%)
FactSet Research Systems Inc.	180	8
* S1 Corp.	584	5

35

Information Technology Index Fund	Shares	Market Valueˆ (000)
* HomeStore, Inc.	788	$2

		15

Identification Control & Filter Devices (0.6%)
* Agilent Technologies, Inc.	3,917	80
* Paxar Corp.	324	7
* Veeco Instruments, Inc.	244	5
* Asyst Technologies, Inc.	480	2
* Advanced Energy Industries, Inc.	168	2

		96

Machinery--Specialty
Helix Technology Corp.	216	3
* Applied Films Corp.	120	2
* Semitool, Inc.	136	1

		6

Medical & Dental Instruments &Supplies
Landauer, Inc.	72	3

Miscellaneous Materials &Processing
* Rogers Corp.	136	6

Office Furniture & Business Equipment (1.4%)
* Lexmark International, Inc.	1,165	103
* Xerox Corp.	7,151	96
Diebold, Inc.	648	32
* Presstek, Inc.	284	2

		233

Production Technical Equipment (3.0%)
* Applied Materials, Inc.	15,039	239
* KLA-Tencor Corp.	1,773	66
* Novellus Systems, Inc.	1,376	34
* LAM Research Corp.	1,178	25
* Teradyne, Inc.	1,728	22
Cognex Corp.	360	10
* Dionex Corp.	195	9
* Varian Semiconductor Equipment Associates, Inc.	308	9
* Cymer, Inc.	315	8
* Axcelis Technologies, Inc.	920	7
* ATMI, Inc.	276	5
* Electro Scientific Industries, Inc.	249	5
* Brooks Automation, Inc.	385	5
* FEI Co.	221	4
* Credence Systems Corp.	628	4
* Photronics Inc.	268	4
MTS Systems Corp.	176	4
* Photon Dynamics, Inc.	136	3
* Ultratech, Inc.	188	3
* Mykrolis Corp.	332	3
* Entegris Inc.	356	3
* Kulicke & Soffa Industries, Inc.	516	3
* Mattson Technology, Inc.	372	3
* LTX Corp.	512	3
* DuPont Photomasks, Inc.	152	2
* Rudolph Technologies, Inc.	110	2

		485

Retail (0.3%)
CDW Corp.	617	36
* Global Imaging Systems, Inc.	145	4
* PC Connection, Inc.	144	1

		41

Scientific Equipment & Supplies
* Newport Corp.	348	4

Services--Commercial (1.3%)
* Accenture Ltd.	3,761	98
Sabre Holdings Corp.	1,292	30
* Iron Mountain, Inc.	912	28
* Convergys Corp.	1,288	18
* MPS Group, Inc.	948	8
* Hewitt Associates, Inc.	259	7
* MAXIMUS, Inc.	172	5
Startek, Inc.	145	5
* Pegasus Solutions Inc.	208	3
* Gartner, Inc. Class B	206	2
* Forrester Research, Inc.	130	2
* Autobytel Inc.	308	2
* NetRatings, Inc.	80	1

		209

Telecommunications Equipment (0.5%)
* Polycom, Inc.	920	18
Plantronics, Inc.	364	14
* Andrew Corp.	1,232	14
* Belden CDT Inc.	586	12
* Interdigital Communications Corp.	490	8
* Powerwave Technologies, Inc.	524	3
* Arris Group Inc.	624	3
* Audiovox Corp.	172	3
* Terayon Communications Systems, Inc.	620	1
* Tollgrade Communications, Inc.	112	1

		77

Utilities--Telecommunications
* Intrado Inc.	132	1

Wholesalers (0.1%)
* Tech Data Corp.	506	19
* Brightpoint, Inc.	152	2

		21

TOTAL COMMON STOCKS
(Cost $20,486)		16,345

TEMPORARY CASH INVESTMENT (0.1%)

Vanguard Market Liquidity Fund, 1.52%**
(Cost $9)	9,103	9

TOTAL INVESTMENTS (99.7%)
(Cost $20,495)		16,354

OTHER ASSETS AND LIABILITIES (0.3%)

Other Assets--Note B		74
Liabilities		(23)

		51

NET ASSETS (100%)		$16,405

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

36

Amount (000)
AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$20,606
Undistributed Net Investment Income	12
Accumulated Net Realized Losses	(72)
Unrealized Depreciation	(4,141)

NET ASSETS	$16,405

Admiral Shares--Net Assets
Applicable to 10,684 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$221

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$20.72

VIPER Shares--Net Assets
Applicable to 400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$16,184

NET ASSET VALUE PER SHARE--VIPER SHARES	$40.46

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

37

Materials Index Fund	Shares	Market Valueˆ (000)
COMMON STOCKS (100.0%)

Agriculture Fish & Ranch (2.5%)
Monsanto Co.	14,460	$529

Aluminum (7.3%)
Alcoa Inc.	47,568	1,540
* Century Aluminum Co.	1,316	33

		1,573

Building--Cement (0.7%)
Lafarge North America Inc.	1,720	77
Eagle Materials, Inc.	540	35
Eagle Materials, Inc. B Shares	500	31

		143

Building Materials (2.4%)
Vulcan Materials Co.	5,284	252
Martin Marietta Materials, Inc.	2,696	121
Florida Rock Industries, Inc.	1,796	82
Texas Industries, Inc.	1,176	52

		507

Chemicals (38.3%)
E.I. du Pont de Nemours & Co.	54,732	2,313
Dow Chemical Co.	51,156	2,190
Praxair, Inc.	17,728	719
Air Products & Chemicals, Inc.	12,496	655
Rohm & Haas Co.	8,044	326
Ecolab, Inc.	10,652	319
Sigma-Aldrich Corp.	3,612	207
Eastman Chemical Co.	4,148	193
Lyondell Chemical Co.	7,608	150
Cabot Corp.	3,248	129
Lubrizol Corp.	2,928	104
Cytec Industries, Inc.	2,092	101
Airgas, Inc.	3,744	83
* FMC Corp.	1,800	83
* Hercules, Inc.	5,213	72
* Millennium Chemicals, Inc.	3,544	66
Great Lakes Chemical Corp.	2,480	65
Albemarle Corp.	1,904	63
Georgia Gulf Corp.	1,656	63
* OM Group, Inc.	1,548	53
Crompton Corp.	6,072	42
MacDermid, Inc.	1,280	38
A. Schulman Inc.	1,704	34
* PolyOne Corp.	4,680	33
Arch Chemicals, Inc.	1,144	31
Cambrex Corp.	1,312	28
Calgon Carbon Corp.	1,988	14
Quaker Chemical Corp.	484	12
NL Industries, Inc.	432	6
Stepan Co.	252	6

		8,198

Coal (2.5%)
Peabody Energy Corp.	3,560	190
CONSOL Energy, Inc.	4,120	132
Massey Energy Co.	4,144	114
Arch Coal, Inc.	2,780	90

		526

Consumer Products (0.8%)
International Flavors & Fragrances, Inc.	4,404	170

Container & Package--Metal & Glass (1.5%)
* Owens-Illinois, Inc.	6,040	97
* Crown Holdings, Inc.	9,316	90
AptarGroup Inc.	1,948	89
Silgan Holdings, Inc.	632	28
Greif Inc. Class A	640	25
	329
Container & Package--Paper & Plastics (5.9%)
Smurfit-Stone Container Corp.	13,828	$245
* Sealed Air Corp.	4,532	223
* Pactiv Corp.	8,336	197
Temple-Inland Inc.	2,664	182
Bemis Co., Inc.	5,616	148
Sonoco Products Co.	5,040	131
Packaging Corp. of America	3,520	81
* Graphic Packaging Corp.	4,900	32
Myers Industries, Inc.	1,250	14

		1,253

Copper (3.7%)
Phelps Dodge Corp.	5,144	420
Freeport-McMoRan Copper & Gold, Inc. Class B	9,653	363

		783

Diversified Manufacturing (2.3%)
Ball Corp.	5,968	223
Engelhard Corp.	6,888	195
Olin Corp.	3,780	64

		482

Fertilizers (0.8%)
IMC Global Inc.	5,972	95
* Scotts Co.	1,216	75

		170

Foods (0.2%)
Sensient Technologies Corp.	2,392	50

Forest Products (7.0%)
Weyerhaeuser Co.	12,884	805
Georgia Pacific Group	12,444	422
Louisiana-Pacific Corp.	5,636	139
Potlatch Corp.	1,564	67
* Longview Fibre Co.	2,504	31
Deltic Timber Corp.	508	19
Pope & Talbot, Inc.	800	15

		1,498

Gold (5.3%)
Newmont Mining Corp. (Holding Co.)	24,312	1,079
* Coeur d'Alene Mines Corp.	11,824	43
Royal Gold, Inc.	752	12

		1,134

Metal Fabricating (0.5%)
Commercial Metals Co.	1,424	50
Quanex Corp.	920	42
* RTI International Metals, Inc.	1,164	17

		109

Metals & Minerals & Commodities (0.1%)
* Symyx Technologies, Inc.	1,696	32

Metals & Minerals Miscellaneous (1.4%)
Minerals Technologies, Inc.	1,128	63
* GrafTech International Ltd.	5,268	56
* Apex Silver Mines Ltd.	2,268	45
* Cleveland-Cliffs Inc.	628	42
* Hecla Mining Co.	6,600	39
* Stillwater Mining Co.	2,160	31
AMCOL International Corp.	1,048	18

		294

Miscellaneous Materials & Processing (0.2%)
USEC Inc.	4,496	38

Paints &Coating (4.1%)
PPG Industries, Inc.	9,360	559
Valspar Corp.	2,684	127
RPM International, Inc.	6,396	101
Ferro Corp.	2,280	47
H.B. Fuller Co.	1,648	43

		877

38

	Shares	Market Valueˆ (000)
Paper (7.4%)
International Paper Co.	25,164	$1,007
MeadWestvaco Corp.	11,024	332
Bowater Inc.	3,124	112
Wausau-Mosinee Paper Corp.	2,532	40
* Caraustar Industries, Inc.	1,524	24
Chesapeake Corp. of Virginia	884	20
Rock-Tenn Co.	1,380	20
Glatfelter	1,432	18
* Buckeye Technology, Inc.	1,688	18

		1,591

Plastics (0.2%)
Spartech Corp.	1,796	44

Pollution Control & Environmental Service (0.2%)
* Headwaters Inc.	1,676	51

Steel (4.5%)
Nucor Corp.	4,288	336
United States Steel Corp.	6,168	228
Allegheny Technologies Inc.	4,444	84
Worthington Industries, Inc.	3,888	79
Steel Dynamics, Inc.	1,936	61
Carpenter Technology Corp.	1,140	51
* AK Steel Corp.	5,536	34
* International Steel Group, Inc.	1,072	33
Schnitzer Steel Industries, Inc. Class A	1,024	29
Gibraltar Steel	780	25

		960

Synthetic Fibers (0.1%)
Wellman, Inc.	1,628	12

Tobacco (0.1%)
Schweitzer-Mauduit International, Inc.	852	26

TOTAL INVESTMENTS
(Cost $20,548)		21,379

OTHER ASSETS AND LIABILITIES

Other Assets--Note B		89
Liabilities		(81)

		8

NET ASSETS (100%)		$21,387

•See Note A in Notes to Financial Statements.
*Non-income-producing security.

Amount (000)
AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$20,330
Undistributed Net Investment Income	237
Accumulated Net Realized Losses	(11)
Unrealized Appreciation	831

NET ASSETS	$21,387

Admiral Shares--Net Assets
Applicable to 20,097 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$533

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$26.53

VIPER Shares--Net Assets
Applicable to 400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$20,854

NET ASSET VALUE PER SHARE--VIPER SHARES	$52.13

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

39

Utilities Index Fund	Shares	Market Valueˆ (000)
COMMON STOCKS (100.1%)

Energy Miscellaneous (1.3%)
* Reliant Energy, Inc.	33,495	$334
* Calpine Corp.	46,982	161
Texas Genco Holdings, Inc.	1,797	83

		578

Utilities--Electrical (84.9%)
Exelon Corp.	74,542	2,747
Southern Co.	83,442	2,532
Dominion Resources, Inc.	36,946	2,397
Duke Energy Corp.	103,516	2,292
Entergy Corp.	26,054	1,571
FirstEnergy Corp.	37,339	1,503
American Electric Power Co., Inc.	44,787	1,466
* PG&E Corp.	47,813	1,396
FPL Group, Inc.	19,827	1,372
TXU Corp.	32,677	1,360
Progress Energy, Inc.	26,456	1,161
Consolidated Edison Inc.	27,276	1,151
Public Service Enterprise Group, Inc.	26,739	1,132
Ameren Corp.	21,752	1,018
PPL Corp.	20,122	962
Edison International	33,195	892
Constellation Energy Group, Inc.	19,753	812
DTE Energy Co.	19,625	811
Xcel Energy, Inc.	45,072	796
Cinergy Corp.	19,338	783
* AES Corp.	68,489	691
NiSource, Inc.	29,743	619
SCANA Corp.	11,895	451
Wisconsin Energy Corp.	13,434	440
Pinnacle West Capital Corp.	10,323	436
Energy East Corp.	16,601	405
Pepco Holdings, Inc.	19,491	402
CenterPoint Energy Inc.	31,155	341
Alliant Energy Corp.	12,600	327
NSTAR	5,998	293
DPL Inc.	14,307	291
TECO Energy, Inc.	21,653	287
Northeast Utilities	14,408	276
Puget Energy, Inc.	11,268	258
OGE Energy Corp.	9,921	258
Great Plains Energy, Inc.	8,412	254
Hawaiian Electric Industries Inc.	9,078	234
* Allegheny Energy, Inc.	14,401	212
Westar Energy, Inc.	9,512	200
WPS Resources Corp.	3,905	182
* CMS Energy Corp.	18,337	176
Duquesne Light Holdings, Inc.	8,564	161
PNM Resources Inc.	6,873	147
IDACORP, Inc.	4,289	125
* Sierra Pacific Resources	13,154	113
Black Hills Corp.	3,504	98
UniSource Energy Corp.	3,863	95
Cleco Corp.	5,306	93
Avista Corp.	5,153	92
* El Paso Electric Co.	5,406	83
CH Energy Group, Inc.	1,798	82
UIL Holdings Corp.	1,543	76
Otter Tail Corp.	2,743	69
MGE Energy, Inc.	2,080	67
Empire District Electric Co.	2,895	59
Central Vermont Public Service Corp.	1,352	28

		36,575

Utilities--Gas Distribution (10.5%)
Sempra Energy	23,397	846
KeySpan Corp.	18,100	690
Questar Corp.	9,468	385
ONEOK, Inc.	10,387	245
National Fuel Gas Co.	8,754	234
AGL Resources Inc.	6,928	211
UGI Corp. Holding Co.	5,701	195
Piedmont Natural Gas, Inc.	4,323	188
NICOR Inc.	5,005	179
Energen Corp.	3,722	177
Peoples Energy Corp.	4,218	175
Atmos Energy Corp.	6,918	175
WGL Holdings Inc.	5,530	158
* Southern Union Co.	8,027	150
New Jersey Resources Corp.	3,104	127
Northwest Natural Gas Co.	3,052	94
Southwest Gas Corp.	3,906	92
South Jersey Industries, Inc.	1,515	68
The Laclede Group, Inc.	2,214	64
Cascade Natural Gas Corp.	1,260	26
NUI Corp.	1,800	24

		4,503

Utilities--Gas Pipelines (1.2%)
Equitable Resources, Inc.	7,071	371
* Dynegy, Inc.	31,499	137

		508

Utilities--Miscellaneous (1.4%)
MDU Resources Group, Inc.	11,928	303
Vectren Corp.	8,575	210
* Aquila, Inc.	26,708	79

		592

Utilities--Water (0.8%)
Aqua America, Inc.	10,479	222
California Water Service Group	1,946	55
American States Water Co.	1,707	42
SJW Corp.	704	24
Connecticut Water Services, Inc.	914	23

		366

TOTAL COMMON STOCKS
(Cost $40,890)		43,122

TEMPORARY CASH INVESTMENT (0.4%)

Vanguard Market Liquidity Fund, 1.52%**--Note E
(Cost $176)	175,600	176

TOTAL INVESTMENTS (100.5%)
(Cost $41,066)		43,298

OTHER ASSETS AND LIABILITIES (-0.5%)

Other Assets--Note B		231
Liabilities--Note E		(440)

		(209)

NET ASSETS (100%)		$43,089

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

40

Amount (000)
AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$40,095
Undistributed Net Investment Income	901
Accumulated Net Realized Losses	(139)
Unrealized Appreciation	2,232

NET ASSETS	$43,089

Admiral Shares--Net Assets
Applicable to 21,592 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$576

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$26.70

VIPER Shares--Net Assets
Applicable to 800,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$42,513

NET ASSET VALUE PER SHARE--VIPER SHARES	$53.14

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

41

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Consumer Discretionary Index Fund	Consumer Staples Index Fund	Financials Index Fund	Health Care Index Fund
	January 26* to August 31, 2004
	(000)	(000)	(000)	(000)

Income
Dividends	$111	$230	$ 324	$192
Security Lending	--	1	--	--

Total Income	111	231	324	192

Expenses
The Vanguard Group--Note B
Investment Advisory Services	1	2	2	2
Management and Administrative
Admiral Shares	--	--	1	1
VIPER Shares	5	9	5	10
Marketing and Distribution
Admiral Shares	--	--	--	--
VIPER Shares	1	1	1	1
Custodian Fees	8	6	8	8
Auditing Fees	16	16	16	16
Shareholders' Reports
Admiral Shares	--	--	--	--
VIPER Shares	1	2	1	1

Total Expenses	32	36	34	39

NET INVESTMENT INCOME	79	195	290	153

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	(30)	101	5	(7)

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	(1,299)	268	(273)	(1,178)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,250)	$564	$22	$(1,032)

	Information Technology Index Fund	Materials Index Fund	Utilities Index Fund
	January 26* to August 31, 2004
	(000)	(000)	(000)

Income
Dividends	$42	$271	$966
Security Lending	--	--	1
Total Income	42	271	967
Expenses
The Vanguard Group--Note B
Investment Advisory Services	1	2	3
Management and Administrative
Admiral Shares	--	--	--
VIPER Shares	3	7	36
Marketing and Distribution
Admiral Shares	--	--	--
VIPER Shares	1	1	1
Custodian Fees	8	7	7
Auditing Fees	16	16	16
Shareholders' Reports
Admiral Shares	--	--	--
VIPER Shares	1	1	3

Total Expenses	30	34	66

NET INVESTMENT INCOME	12	237	901

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	(72)	(11)	(139)

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	(4,141)	831	2,232

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,201)	$1,057	$2,994

*Inception.

42

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Consumer Discretionary Index Fund	Consumer Staples Index Fund	Financials Index Fund	Health Care Index Fund
	January 26* to August 31, 2004
	(000)	(000)	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$79	$195	$290	$153
Realized Net Gain (Loss)	(30)	101	5	(7)
Unrealized Appreciation (Depreciation)	(1,299)	268	(273)	(1,178)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,250)	564	22	(1,032)

Distributions
Net Investment Income
Admiral Shares	--	--	--	--
VIPER Shares	--	--	--	--
Realized Capital Gain
Admiral Shares	--	--	--	--
VIPER Shares	--	--	--	--

Total Distributions	--	--	--	--

Capital Share Transactions--Note F
Admiral Shares	--	843	765	11,260
VIPER Shares	20,045	20,336	20,207	20,217

Net Increase (Decrease) from Capital Share Transactions	20,045	21,179	20,972	31,477

Total Increase (Decrease)	18,795	21,743	20,994	30,445

Net Assets
Beginning of Period	--	--	--	--

End of Period	$18,795	$21,743	$20,994	$30,445

	Information Technology Index Fund	Materials Index Fund	Utilities Index Fund
	January 26* to August 31, 2004
	(000)	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$12	$237	$901
Realized Net Gain (Loss)	(72)	(11)	(139)
Unrealized Appreciation (Depreciation)	(4,141)	831	2,232

Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,201)	1,057	2,994

Distributions
Net Investment Income
Admiral Shares	--	--	--
VIPER Shares	--	--	--
Realized Capital Gain
Admiral Shares	--	--	--
VIPER Shares	--	--	--

Total Distributions	--	--	--

Capital Share Transactions--Note F
Admiral Shares	250	531	527
VIPER Shares	20,356	19,799	39,568

Net Increase (Decrease) from Capital Share Transactions	20,606	20,330	40,095

Total Increase (Decrease)	16,405	21,387	43,089

Net Assets
Beginning of Period	--	--	--

End of Period	$16,405	$21,387	$43,089

*Inception.

43

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Consumer Discretionary Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$50.09

Investment Operations
Net Investment Income	.20
Net Realized and Unrealized Gain (Loss) on Investments	(3.30)

Total from Investment Operations	(3.10)

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$46.99

Total Return	-6.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	0.68%**
Portfolio Turnover Rate†	11%

Consumer Staples Index Fund Admiral Shares
For a Share Outstanding Throughout the Period	Jan. 30* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$25.00

Investment Operations
Net Investment Income	.24
Net Realized and Unrealized Gain (Loss) on Investments	.58

Total from Investment Operations	.82

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$25.82

Total Return††	3.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.51%**
Portfolio Turnover Rate†	20%

Consumer Staples Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Jan.26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$50.84

Investment Operations
Net Investment Income	.47
Net Realized and Unrealized Gain (Loss) on Investments	.97

Total from Investment Operations	1.44

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$52.28

Total Return	2.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.51%**
Portfolio Turnover Rate†	20%

*Inception.
**Annualized.
† Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
†† Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

44

Financials Index Fund Admiral Shares
For a Share Outstanding Throughout the Period	Feb. 4* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$24.90

Investment Operations
Net Investment Income	.31
Net Realized and Unrealized Gain (Loss) on Investments	.14

Total from Investment Operations	.45

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$25.35

Total Return†	1.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	2.38%**
Portfolio Turnover Rate††	9%

Financials Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$50.51

Investment Operations
Net Investment Income	.70
Net Realized and Unrealized Gain (Loss) on Investments	(.64)

Total from Investment Operations	.06

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$50.57

Total Return	0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	2.38%**
Portfolio Turnover Rate††	9%

Health Care Index Fund Admiral Shares
For a Share Outstanding Throughout the Period	Feb. 5* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$25.33

Investment Operations
Net Investment Income	.13
Net Realized and Unrealized Gain (Loss) on Investments	(1.49)

Total from Investment Operations	(1.36)

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$23.97

Total Return†	-5.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.09%**
Portfolio Turnover Rate††	8%

Health Care Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$50.55

Investment Operations
Net Investment Income	.23
Net Realized and Unrealized Gain (Loss) on Investments	(2.88)

Total from Investment Operations	(2.65)

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$47.90

Total Return	-5.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.09%**
Portfolio Turnover Rate††	8%

 *Inception.
**Annualized.
† Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
†† Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

45

FINANCIAL HIGHLIGHTS (CONTINUED)

Information Technology Index Fund Admiral Shares
For a Share Outstanding Throughout the Period	Mar. 25* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$23.40

Investment Operations
Net Investment Income	.01
Net Realized and Unrealized Gain (Loss) on Investments	(2.69)

Total from Investment Operations	(2.68)

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$20.72

Total Return†	-11.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$0.2
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	0.12%**
Portfolio Turnover Rate††	9%

Information Technology Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$50.89

Investment Operations
Net Investment Income	.03
Net Realized and Unrealized Gain (Loss) on Investments	(10.46)

Total from Investment Operations	(10.43)

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$40.46

Total Return	-20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	0.12%**
Portfolio Turnover Rate††	9%

Materials Index Fund Admiral Shares
For a Share Outstanding Throughout the Period	Feb.11* to Aug. 31, 2004
Net Asset Value, Beginning of Period	$26.14

Investment Operations
Net Investment Income	.24
Net Realized and Unrealized Gain (Loss) on Investments	.15

Total from Investment Operations	.39

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$26.53

Total Return†	1.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.93%**
Portfolio Turnover Rate††	8%

Materials Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Jan. 26* to Aug. 31, 2004
Net Asset Value, Beginning of Period	$49.48

Investment Operations
Net Investment Income	.58
Net Realized and Unrealized Gain (Loss) on Investments	2.07

Total from Investment Operations	2.65

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$52.13

Total Return	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.93%**
Portfolio Turnover Rate††	8%

*Inception.
**Annualized.
† Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
†† Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

46

Utilities Index Fund Admiral Shares
For a Share Outstanding Throughout the Period	Apr. 28* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$25.03

Investment Operations
Net Investment Income	.36
Net Realized and Unrealized Gain (Loss) on Investments	1.31

Total from Investment Operations	1.67

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$26.70

Total Return†	6.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	3.82%**
Portfolio Turnover Rate††	7%

Utilities Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$49.64

Investment Operations
Net Investment Income	1.11
Net Realized and Unrealized Gain (Loss) on Investments	2.39

Total from Investment Operations	3.50

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$53.14

Total Return	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	3.82%**
Portfolio Turnover Rate††	7%

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

*Inception.
**Annualized.
†Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
††Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

47

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Sector Index Funds comprise the Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials, and Utilities Index Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The funds offer two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares were first issued on January 30, 2004, February 4, 2004, February 5, 2004, February 11, 2004, March 25, 2004, and April 28, 2004, by the Consumer Staples, Financials, Health Care, Materials, Information Technology, and Utilities Index Funds, respectively, and are available to any investor who meets the fund’s minimum purchase requirements. The Consumer Discretionary Index Fund has not issued any Admiral Shares through August 31, 2004. VIPER Shares were first issued on January 26, 2004, and first offered to the public on January 30, 2004. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The funds, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: Each fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

Index Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Consumer Discretionary	$3	0.02%	--
Consumer Staples	3	0.01	--
Financials	3	0.01	--
Health Care	4	0.01	--
Information Technology	2	0.01	--
Materials	3	0.01	--
Utilities	6	0.01	0.01%

The funds’ trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At August 31, 2004, the funds had the following tax-basis amounts available for distribution, and capital losses available to offset future net capital gains:

	Amount Available for Distribution		Capital Losses
Index Fund	Ordinary Income (000)	Long-Term Capital Gain (000)	Amount (000)	Expiration: Fiscal Year Ending August 31,

Consumer Discretionary	$79	--	$30	2013
Consumer Staples	299	--	--	--
Financials	297	--	--	--
Health Care	156	--	7	2013
Information Technology	13	--	72	2013
Materials	239	--	11	2013
Utilities	906	--	139	2013

At August 31, 2004, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Index Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

Consumer Discretionary	$871	$(2,170)	$(1,299)
Consumer Staples	1,096	(828)	268
Financials	699	(972)	(273)
Health Care	861	(2,039)	(1,178)
Information Technology	370	(4,511)	(4,141)
Materials	1,339	(508)	831
Utilities	2,563	(331)	2,232

48

D.     During the period ended August 31, 2004, purchases and sales of investment securities other than temporary cash investments were:

	(000)
Index Fund	Purchases	Sales

Consumer Discretionary	$22,301	$2,142
Consumer Staples	25,618	4,265
Financials	23,178	1,904
Health Care	33,560	1,902
Information Technology	22,286	1,728
Materials	22,239	1,680
Utilities	43,619	2,590

E.     The market value of Utilities Index Fund securities on loan to broker/dealers at August 31, 2004, was $150,000, for which the fund held cash collateral of $176,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

F.     Capital share transactions for each class of shares were:

	January 26* to August 31, 2004
Index Fund	Amount (000)	Shares (000)

Consumer Discretionary
VIPER Shares
Issued	$20,045	400
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--VIPER Shares	20,045	400

Consumer Staples
Admiral Shares
Issued	$843	32
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--
Net Increase (Decrease)--Admiral Shares	843	32
VIPER Shares
Issued	20,336	400
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--VIPER Shares	20,336	400

Financials
Admiral Shares
Issued	$765	30
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--Admiral Shares	765	30

VIPER Shares
Issued	20,207	400
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--VIPER Shares	20,207	400

	January 26* to August 31, 2004
Index Fund	Amount (000)	Shares (000)

Health Care
Admiral Shares
Issued	$11,439	479
Issued in Lieu of Cash Distributions	--	--
Redeemed	(179)	(8)

Net Increase (Decrease)--Admiral Shares	11,260	471

VIPER Shares
Issued	20,217	400
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--VIPER Shares	20,217	400

Information Technology
Admiral Shares
Issued	$250	11
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--Admiral Shares	250	11

VIPER Shares
Issued	$20,356	400
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--VIPER Shares	20,356	400

Materials
Admiral Shares
Issued	$872	33
Issued in Lieu of Cash Distributions	--	--
Redeemed	(341)	(13)

Net Increase (Decrease)--Admiral Shares	531	20

VIPER Shares
Issued	19,799	400
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--VIPER Shares	19,799	400

Utilities
Admiral Shares
Issued	$527	22
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--Admiral Shares	527	22

VIPER Shares
Issued	$39,568	800
Issued in Lieu of Cash Distributions	--	--
Redeemed	--	--

Net Increase (Decrease)--VIPER Shares	39,568	800

*Inception.

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Sector Index Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund (hereafter referred to as the “Funds”) at August 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period January 26, 2004 (commencement of operations) through August 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 5, 2004

SPECIAL 2004 TAX INFORMATION(UNAUDITED)
FOR VANGUARD U.S. SECTOR INDEX FUNDS

This information for the fiscal period ended August 31, 2004, is included pursuant to provisions of the Internal Revenue Code. For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage

Consumer Discretionary	100.0%
Consumer Staples	76.8
Financials	88.5
Health Care	100.0
Information Technology	100.0
Materials	100.0
Utilities	100.0

50

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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51

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers. Here’s how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. “Max out” every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard’s Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA® is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don’t spend your retirement assets before you’ve retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
† December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group,

Vanguard.com, Admiral, VIPER, VIPERs, Vanguard IRA, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

*Patent pending.

For More Information

This report is intended for the funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.All
rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q4830 102004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)    Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2004: $ 171,000
Fiscal Year Ended August 31, 2003: $ 46,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended August 31, 2004: $1,685,500
Fiscal Year Ended August 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended August 31, 2004: $257,800
Fiscal Year Ended August 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended August 31, 2004: $76,400
Fiscal Year Ended August 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended August 31, 2004: $0
Fiscal Year Ended August 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2004: $76,400
Fiscal Year Ended August 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3d under the Securities Exchange Act of 1934 ("Exchange Act"). The Registrant has a separately-designated standing ausit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin Jr., and J. Lawrence Wilson.

Item 6:	Not applicable.

Item 7:	Not applicable.

Item 8:	Not applicable.

Item 9:	Not applicable.

Item 10:	Controls and Procedures.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11:	Exhibits. (a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS

BY:	(signature) (HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS

BY:	(signature) (HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 22, 2004

VANGUARD WORLD FUNDS

BY:	(signature) (HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	October 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.